Exhibit 10.5
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
     THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Agreement”) is dated as of this 24th day of April, 2008, for reference purposes only, and is made by and between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Seller”), and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Buyer”). This Agreement shall be effective on the “Effective Date,” which is the date on which the last person signing this Agreement shall have signed this Agreement.
R E C I T A L S:
     This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:
     A. Seller is the owner of that certain real property located at the intersection of Highway 237 and North First Street in the City of San Jose, County of Santa Clara, State of California, commonly known as The Offices@North First Street (the “Project”), which Project is depicted as Parcel 2 on the Parcel Map filed August 14, 2007 in Book 817 of Maps, Pages 23 to 24, in the Office of the Santa Clara County Recorder, a copy of which Parcel Map is attached hereto as Exhibit A-1 (the “Existing Parcel Map”).
     B. Buyer desires to purchase from Seller a portion of the Project depicted on the draft parcel map attached hereto as Exhibit A-2 (the “Draft Parcel Map”) as Parcels 1, 2 and 3 and a portion of Parcel 5 (as cross-hatched on Exhibit A-2) (collectively, the “Land”), together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appurtenances, mineral rights, and air rights belonging or appertaining thereto (collectively with the Land, the “Real Property”) and the other items comprising the Property (as defined in Section 1.2 below), and Seller desires to sell the Property to Buyer, upon the terms and conditions stated in this Agreement.
     C. In order to effectuate the foregoing, Seller and Buyer desire to enter into this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained and other valuable consideration, the parties agree as follows:
1. SALE AND PURCHASE; TITLE COMPANY.
     1.1 General. Subject to the terms, covenants and conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of the Property.
     1.2 The Property. As used in this Agreement, the term “Property” includes all of Seller’s right, title and interest in the Real Property and in all of the items described in Sections 1.2.1 through 1.2.4.
          1.2.1 Improvements. The improvements, if any, located on the Real Property.
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          1.2.2 Contracts. The construction, engineering, architectural services and consulting contracts listed on Exhibit B attached hereto (collectively, “Contracts”).
          1.2.3 Entitlements. All assignable development rights, permits and approvals relating to the Real Property (the “Existing Entitlements”).
          1.2.4 Intangible Property. All assignable environmental, soil, geotechnical and other reports and studies, surveys, maps, plans and specifications, construction documents relating to the Real Property (the “Intangible Property”).
     1.3 Excluded Property. The term Property shall not include Seller’s right, title and interest in or to any accounts receivable, cash on hand, operating accounts, appraisals, business plans, or any other books, records or documents that Seller reasonably deems proprietary and/or confidential (the “Excluded Property”). Seller shall retain all right, title and interest in and to the Excluded Property.
     1.4 Title Company. The purchase and sale of the Property shall be accomplished through an escrow which Seller has established or will establish with First American Title Insurance Company (the “Title Company”) at 1737 North First Street, Suite 500, San Jose, California 95112, Attention: Liz Zankich.
2. PAYMENT OF PURCHASE PRICE.
     2.1 Purchase Price. The purchase price (the “Purchase Price”) to be paid by Buyer to Seller for the Property is Fifty Million Nine Hundred Thousand and 00/100 Dollars ($50,900,000.00), as such amount may be adjusted as provided in this Agreement.
     2.2 Terms of Payment. Buyer shall pay the Purchase Price to Seller as follows:
          2.2.1 Deposit. On or before April 25, 2008, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deposit in escrow with the Title Company, by wire transfer of immediately available federal funds in the amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the “Deposit”), as an earnest money deposit on account of the Purchase Price. On satisfaction or waiver of the conditions precedent set forth in Sections 4.1.1 and 4.1.2 of this Agreement, the Title Company shall release to Seller the Deposit and the Deposit shall be non-refundable to Buyer except by reason of a default by Seller under this Agreement or failure of any condition precedent set forth in Sections 4.1.3 through 4.1.10 or in Article 6. Buyer shall receive credit at the Closing (as defined in Section 12.1) for an amount equal to the Deposit and any interest accrued thereon, which shall be applied against the Purchase Price on the Closing Date (as defined in Section 12.1).
          2.2.2 Payment of Balance. At the Closing, the balance of the Purchase Price, subject to the adjustments and prorations as provided in this Agreement, shall be paid by wire transfer of immediately available federal funds, to be deposited with Title Company on or prior to the Closing Date, but in any event in sufficient time to permit Title Company to deliver good funds on the Closing Date to Seller or its designee by a time sufficient to permit investment of such funds by Seller on the Closing Date and to deliver good funds to any mortgage holder
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whose loan is being paid from sale proceeds by the time specified in mortgage holder’s instructions.
3. DEPOSIT.
     3.1 Handling of Deposit. Title Company shall deposit the Deposit in an interest-bearing account, and all interest accrued on the Deposit shall be held for the account of Buyer.
     3.2 Default by Buyer; Liquidated Damages. BUYER ACKNOWLEDGES THAT THE CLOSING OF THE SALE OF THE PROPERTY TO BUYER, ON THE TERMS AND CONDITIONS AND WITHIN THE TIME PERIOD SET FORTH IN THIS AGREEMENT, IS MATERIAL TO SELLER. BUYER ALSO ACKNOWLEDGES THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IF SUCH TRANSACTION IS NOT SO CONSUMMATED DUE TO BUYER’S DEFAULT UNDER THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE OF THIS AGREEMENT, SELLER’S DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO COMPUTE IN LIGHT OF THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MARKET FOR REAL ESTATE AND REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY. IN LIGHT OF THE FOREGOING AND ALL OF THE OTHER FACTS AND CIRCUMSTANCES SURROUNDING THIS TRANSACTION, AND FOLLOWING NEGOTIATIONS BETWEEN THE PARTIES, BUYER AND SELLER AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WOULD SUFFER BY REASON OF BUYER’S DEFAULT HEREUNDER. ACCORDINGLY, BUYER AND SELLER HEREBY AGREE THAT, IN THE EVENT OF SUCH DEFAULT BY BUYER UNDER THIS AGREEMENT, SELLER MAY TERMINATE THIS AGREEMENT BY GIVING NOTICE TO BUYER AND TITLE COMPANY. IN THE EVENT OF SUCH TERMINATION, SELLER SHALL RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER’S SOLE REMEDY IN LIEU OF ANY OTHER CLAIM SELLER MAY HAVE AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE) ARISING BY REASON OF BUYER’S DEFAULT. THE PARTIES HAVE INITIALED THIS SECTION 3.2 TO ESTABLISH THEIR INTENT TO SO LIQUIDATE DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 3.2 SHALL BE DEEMED TO LIMIT BUYER’S OBLIGATION TO PERFORM THE “CONTINUING OBLIGATIONS” DEFINED IN SECTION 4.5 BELOW.

Seller’s	Buyer’s
Initials:	Initials:
     3.3 Default by Seller. IF THE CLOSING FAILS TO OCCUR BECAUSE OF A DEFAULT BY SELLER UNDER THIS AGREEMENT, THEN BUYER MAY ELECT, AS ITS SOLE AND EXCLUSIVE REMEDY, ONE OF THE FOLLOWING: (a) TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO SELLER, IN WHICH CASE THE DEPOSIT AND ALL INTEREST ACCRUED THEREON SHALL BE RETURNED TO BUYER, AND BUYER
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SHALL RECOVER FROM SELLER AN ADDITIONAL SUM EQUAL TO ALL ACTUAL, OUT-OF-POCKET COSTS AND EXPENSES INCURRED BY BUYER IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THE ADDITIONAL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED TO BE ENTERED INTO IN CONNECTION WITH THIS AGREEMENT (INCLUDING EXHIBITS HERETO), AND THE PROJECT UP TO A MAXIMUM AMOUNT OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00); OR (b) BRING AN ACTION FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT, BUT ONLY UNDER AND SUBJECT TO THE FOLLOWING CONDITIONS AND CIRCUMSTANCES: (i) BUYER SHALL BE READY, WILLING AND ABLE TO COMPLETE THE CLOSING IN ACCORDANCE WITH THIS AGREEMENT ON THE CLOSING DATE; AND (ii) THE ACTION FOR SPECIFIC PERFORMANCE SHALL BE COMMENCED NOT LATER THAN THIRTY (30) DAYS AFTER BUYER HAS ACTUAL KNOWLEDGE OF SELLER’S DEFAULT, EXCEPT IF SUCH CONTRACTUAL LIMITATION ON THE TIME PERIOD TO FILE SUIT IS PROHIBITED OR LIMITED BY LAW, THE TIME PERIOD SHALL BE EXTENDED TO THE MINIMUM LIMITATION PERIOD ALLOWED BY LAW. BUYER WAIVES ANY RIGHT TO PURSUE ANY OTHER REMEDY AT LAW OR IN EQUITY FOR SUCH DEFAULT OF SELLER, INCLUDING, WITHOUT LIMITATION, ANY RIGHT TO SEEK, CLAIM OR OBTAIN PUNITIVE DAMAGES OR CONSEQUENTIAL DAMAGES.
4. BUYER’S CONDITIONS PRECEDENT; INSPECTION OF PROPERTY.
     4.1 Enumeration of Conditions. Buyer’s obligation to purchase the Property shall be subject to the satisfaction (or waiver by Buyer) of each of the conditions precedent specified below in this Section 4.1 and in Section 6.
          4.1.1 Inspection. On or before 5:00 p.m. (prevailing Pacific time) on April 25, 2008 (the “Due Diligence Expiration Date”), Buyer shall have approved all investigations, inspections, tests, studies and analyses which Buyer elects to make as provided in Section 4 3 with respect to the Property.
          4.1.2 Property Documents. Seller has delivered, or otherwise made available to Buyer for Buyer’s review, and Buyer shall have had an opportunity to review and approve, on or before the Due Diligence Expiration Date, the documents, materials and information set forth in Exhibit C. In addition, Seller shall deliver to Buyer copies of any additional construction, engineering, architectural services and consulting contracts that Seller may enter into after the Effective Date and relating to the Property. The documents, materials and information delivered or made available pursuant to this Section 4.1.2 are hereinafter referred to as the “Property Documents.” The Property Documents are being furnished or made available to Buyer for information purposes only and without any representation or warranty by Seller with respect thereto, express or implied, and all such documents, materials, and information are expressly understood by Buyer to be subject to the confidentiality provisions of Section 4.3.2 below. Buyer shall have received, at Buyer’s cost, a letter of reliance for the benefit of Buyer or other documentation reasonably acceptable to Buyer from the issuer of any report provided by Seller as part of the Property Documents (including, without limitation, any Phase I or Phase II Environmental Report obtained by Seller) allowing Buyer to rely upon such report(s).
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          4.1.3 Confirmation from City regarding Entitlements. On or before May 8, 2008, Buyer shall have received written confirmation from the City of San Jose (the “City”) setting forth the current zoning of the Property and current status of the Existing Entitlements, and such other matters related to the zoning and entitlement status of the Property and Option Property (as defined in Section 4.1.7 below) as are reasonably requested by Buyer. Buyer has previously sent a letter to the City dated April 15, 2008 requesting such confirmation. Buyer shall approve confirmation from the City that reasonably confirms the information requested and matters addressed in Buyer’s April 15, 2008 letter to the City.
          4.1.4 Seller’s Performance. On or before the Closing Date, Seller shall have performed in all material respects, each and every agreement to be performed by Seller pursuant to this Agreement including, without limitation, timely delivery and execution by Seller of all instruments or other items required to be delivered by Seller pursuant to this Agreement.
          4.1.5 Buyer’s Title Policy. As of the Closing Date, the Title Company shall have committed to issue, upon the condition of the payment of its regularly scheduled premium, the Title Policy (as defined in Section 7.3).
          4.1.6 Development Plan. On or before the Closing Date, Buyer’s development plan shall have been Finally Approved (as defined below) for the Property allowing construction of (a) a four-story building consisting of approximately 124,767 square feet on Parcel 1 of the Draft Parcel Map, (b) a seven-story building consisting of approximately 218,349 square feet on Parcel 2 of the Draft Parcel Map, (c) a seven-story building consisting of approximately 218,349 square feet on Parcel 3 of the Draft Parcel Map and (d) parking in the aggregate amount of 1900 parking stalls (the “Minimum Parking") consisting of (i) 1840 parking stalls within the portion of Parcel 5 included in the Property, (ii) 15 surface parking stalls on portions of each of Parcels 1 through 3 of the Draft Parcel Map (for a total of 45 surface parking stalls), and (iii) 15 surface parking stalls on a portion of Parcel 4 of the Draft Parcel Map not included in the Property (the “Development Plan”). As used herein, the City will be deemed to have “Finally Approved” the Development Plan and “Final Approval” of the Development Plan shall be deemed to occur when the Director of Planning for the City’s Department of Planning, Building and Code Enforcement has approved the modification to the Site Development Permit (File No. H07-018) and the period of time for any appeal, challenge or referendum has elapsed or expired (or, if any appeal, challenge or referendum is filed with respect to the Development Plan, when the same is finally dismissed without prejudice without any material conditions thereto).
          4.1.7 Option Agreement. Concurrent with the Closing, Seller and Buyer shall have entered into the Grant of Options attached hereto as Exhibit D-1 (the “Option Agreement”) and a Memorandum of the Option Agreement attached hereto as Exhibit D-2 (the “Memorandum of Option Agreement”), whereby Seller grants to Buyer a certain purchase option and a certain right of first offer to purchase (a) Parcel 4 depicted on the Draft Parcel Map and (b) the remaining portion of Parcel 5 depicted on the Draft Parcel Map that is not included in the Property (collectively, the “Phase 2 Property” or the “Option Property”). The portion of Parcel 5 comprising part of the Phase 2 Property is sometimes separately referred to herein as the “Phase 2 Parking Parcel.”
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          4.1.8 Development Services Agreement. Concurrent with the Closing, Buyer and MFP/Hunter@First Development Partners, LLC, a Delaware limited liability company and an entity related to Seller (the “Development Manager”), shall have entered into the Development Services Agreement attached hereto as Exhibit E (the “Development Services Agreement”), and the Development Manager shall have delivered the Letter of Credit (as defined in the Development Services Agreement) to Buyer.
          4.1.9 Reciprocal Easement Agreement. Concurrent with the Closing, Seller and Buyer shall have executed and caused to be recorded a Reciprocal Easement Agreement and Conditions, Covenants and Restrictions, in a form agreed upon by Buyer and Seller prior May 19, 2008 (the “Reciprocal Easement Agreement”), providing for, among other things, ingress and egress, parking rights and allocation of costs related to parking facilities and access, shared interior streets, use and maintenance of common areas between the Property and the Phase 2 Property, and a mutually acceptable site plan for the Phase 2 Property. If the easements and rights provided in the Reciprocal Easement Agreement must be granted prior to Closing to satisfy the Subdivision Condition (as defined in Section 6.1), then Seller shall have executed and recorded prior to Closing the Reciprocal Easement Agreement, modified only to provide for a single declarant granting such easements and rights.
          4.1.10 Temporary Parking Easement. Concurrent with the Closing, Seller shall have executed and caused to be recorded a Temporary Parking Easement Agreement, in a form agreed upon by Buyer and Seller prior to May 19, 2008 (the “Temporary Parking Easement”), whereby Seller grants a temporary easement for parking on the Phase 2 Parking Parcel for the benefit of the Property, as may be required to accommodate the phased development of the parking structure on the Parking Parcel, and to allow Buyer to retain rights to the Minimum Parking notwithstanding the parking rights of the owner of Parcel 1 (as depicted on the Existing Parcel Map) under that certain Option for Grant of Easement (Parking) between Seller and TSA at First, LLC (“TSA”) dated October 31, 2007.
     4.2 Right to Terminate. With respect to each of Buyer’s conditions to be satisfied on or before the Due Diligence Expiration Date, Buyer shall give written notice to Seller, on or before the Due Diligence Expiration Date, stating whether such condition is satisfied, unsatisfied or is waived by Buyer. Buyer’s failure to give any notice on or before the Due Diligence Expiration Date shall be conclusively deemed to mean that the conditions to be satisfied by such date are unsatisfied. If Buyer notifies Seller in writing, on or before the Due Diligence Expiration Date, that any condition to be satisfied by such date is unsatisfied, or if Buyer fails to notify Seller of the satisfaction of any condition to be satisfied by such date on or before such date, then this Agreement shall terminate. If this Agreement is so terminated, or if the Closing does not occur due to failure of a condition to be satisfied prior to Closing, then: (i) the Deposit and all interest accrued thereon shall be returned to Buyer; and (ii) neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations (as defined in Section 4.5) and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. The Closing pursuant to this Agreement shall be deemed a waiver by Buyer of all unfulfilled conditions hereunder benefiting Buyer.
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     4.3 Buyer’s Inspection of Property.
          4.3.1 General. Subject to the restrictions, limitations and other provisions of Section 4.3, upon prior written or verbal notice to Seller, Seller shall allow Buyer and its consultants, agents, employees, contractors and representatives (collectively, “Buyer’s Licensees”) reasonable access to the Property, during business hours, for the purpose of making examinations, tests, analyses, investigations, surveys, inquiries and other inspections in connection with Buyer’s efforts to bring about satisfaction of the conditions precedent set forth in Section 4.1. All of such examinations, tests, analyses, investigations, surveys, inquiries and other inspections shall be performed by Buyer at Buyer’s sole cost and expense and shall be subject to such reasonable conditions as Seller may impose, including a requirement that Buyer and Buyer’s Licensees be accompanied by a representative of Seller while present on the Property. Buyer shall conduct all such examinations, tests, analyses, investigations, surveys, inquiries and inspections in such manner as will minimize any inconvenience to any ongoing construction activities on the Property. In addition, Buyer shall have no right to perform any borings, samplings, soils tests, groundwater tests or other physically intrusive environmental audit procedures on the Property (“Intrusive Testing”) only upon the prior written consent of Seller , which consent Buyer shall seek in writing at least two (2) business days’ prior to such proposed Intrusive Testing by identifying in reasonable detail the procedures Buyer desires to perform at the Property. Seller shall not unreasonably withhold, condition or delay its consent to any proposal for Intrusive Testing but Seller may require that Seller’s environmental consultant or engineer be present at all times during the performance of the Intrusive Testing and Seller may impose reasonable procedures and restrictions with respect to the time and manner of performance of such Intrusive Testing. If Seller grants its consent to any Intrusive Testing, then Buyer and Buyer’s Licensees shall, in performing such Intrusive Testing, comply with agreed upon procedures and with all laws, ordinances, rules and regulations applicable to the Property, and with any permit or license applicable to the Property. If Buyer or Buyer’s Licensees take any sample from the Property in connection with any such approved Intrusive Testing, Buyer shall provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Buyer shall not disclose the findings of any physically intrusive due diligence to Seller, unless Seller requests disclosure or unless Buyer is required by law to disclose such findings.
          4.3.2 Confidentiality. Buyer and Buyer’s Licensees shall not disclose to any third party, including any governmental or quasi-governmental authority, any information obtained by Buyer or Buyer’s Licensees in the conduct of Buyer’s due diligence, including the results of any examinations, tests, analyses, investigations, surveys, inquiries or other inspections conducted by, or at the request of, Buyer on or regarding the Property, except: (i) to the extent that Buyer is required to do so pursuant to applicable law, provided that, prior to such disclosure, Buyer shall notify Seller of Buyer’s belief that Buyer is required to disclose such information; and (ii) to those of Buyer’s consultants who require such information in order to perform the services for which they were retained, provided that, prior to such disclosure, Buyer shall obtain, for the benefit of Seller, a written agreement from each such consultant by which such consultant agrees not to disclose any such information to any other person or entity.
          4.3.3 Indemnity. Buyer shall indemnify, defend, protect and hold Seller, its affiliates, members, officers, directors, employees, agents, successors and assigns, harmless from
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and against any and all loss, cost, damage, injury, claim (including claims of lien for work or labor performed or materials or supplies furnished, but not including claims resulting from the discovery or disclosure of pre-existing physical or environmental conditions or the non-negligent aggravation of pre-existing physical or environmental conditions on, in , under or about the Property), liability or expense (including attorneys’ fees) as a result of, arising out of, or in any way connected with the exercise by Buyer or Buyer’s Licensees of the right of entry pursuant to Section 4.3 or the performance of Buyer’s due diligence under this Agreement. Buyer shall promptly repair any damage to the Property caused by its entry onto the Property.
          4.3.4 Contact with Governmental Agencies. Buyer shall have the right to contact and make inquiries of representatives of the City as it may elect in connection with the transaction contemplated hereunder. Buyer shall have the right to contact and make inquiries of any other governmental agency or authority as it may elect in connection with the transaction contemplated hereunder; provided, however, that prior to making any contact with any such governmental agency or authority, Buyer shall provide Seller at least two (2) business days’ prior written notice, Buyer shall obtain Seller’s prior written consent to the scope of the anticipated discussions, which approval shall not be unreasonably withheld, conditioned or delayed, and Seller shall have the right to have a representative present during any meeting (whether in person or by phone) with any such governmental agency or authority.
     4.4 Insurance. Before any entry onto the Property to conduct Intrusive Testing, Buyer shall procure and furnish to Seller a certificate of insurance showing that Buyer has obtained a policy of commercial liability insurance with combined single limit coverage of Two Million and 00/100 Dollars ($2,000,000.00), naming Buyer as an insured and Seller as an additional insured, which shall be issued by a responsible insurer approved by Seller and licensed to conduct insurance business in California. Such insurance policy shall expressly provide that such insurance may not be canceled or reduced in scope or coverage without at least thirty (30) days’ prior written notice to Seller.
     4.5 “Continuing Obligations”. For purposes of this Agreement, the “Continuing Obligations” means, collectively, (i) the obligations of Buyer which are set forth in Sections 4.3 and 4.4; (ii) Buyer’s indemnification contained in this Agreement, including those contained in Section 4.3.3, and Article 13; and (iii) Buyer’s obligation under Section 14.6.
     4.6 Seller’s Efforts; Buyer’s Cooperation. At Seller’s expense, Seller shall pursue in good faith, on Buyer’s behalf, satisfaction of the conditions precedent set forth in Sections 4.1.3 and 4.1.6. In addition, Seller shall pursue in good faith, on Buyer’s behalf, reliance letters with respect to certain reports included in the Property Documents as described in Section 4.1.2 and as requested by Buyer. Buyer shall in good faith cooperate with Seller as may be reasonably necessary for the satisfaction of such conditions, including, Buyer’s meeting with representatives of the City and Seller to discuss and obtain the confirmation set forth in Section 4.1.3. Buyer acknowledges that certain reports have been prepared by consultants pursuant to engagements or contracts only with prior owners of the Property, and not with Seller. Seller does not have a contractual or professional relationship with such consultants and, as such, may not be able to obtain reliance letters from such consultants. Buyer shall provide to Seller a list of reports for which Buyer seeks reliance letters. In the event of any failure by Seller or Buyer to comply with
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the obligations set forth in this Section 4.6, the defaulting party shall have five (5) days after receipt of notice of such default from the other party to cure such default.
5. SELLER’S CONDITIONS PRECEDENT.
     5.1 Enumeration of Conditions. Seller’s obligation to sell the Property to Buyer shall be subject to the satisfaction (or waiver by Seller) of each of the conditions precedent specified below in this Section 5.1.
          5.1.1 Consent of Contractors. On or before the Closing Date, Seller shall have obtained the consent of Bay Area Geotechnical Group to the assignment by Seller and the assumption by Buyer of Seller’s rights and obligations under the Contract with Bay Area Geotechnical Group.
          5.1.2 Development Services Agreement. Concurrent with the Closing, Buyer and Development Manager shall have entered into the Development Services Agreement.
          5.1.3 Reciprocal Easement Agreement. Concurrent with the Closing, Seller and Buyer shall have executed and caused to be recorded the Reciprocal Easement Agreement (if not previously recorded in connection with satisfaction of the Subdivision Condition).
          5.1.4 Profit Participation Agreement. Concurrent with the Closing, Seller and Buyer shall have entered into the Profit Participation Agreement attached hereto as Exhibit F-1 (the “Profit Participation Agreement”) and the Memorandum of Profit Participation Agreement attached hereto as Exhibit F-2 (the “Memorandum of Profit Participation Agreement”).
          5.1.5 Buyer’s Performance. On or before the Closing Date, Buyer shall have performed in all material respects, each and every agreement to be performed by Buyer pursuant to this Agreement including, without limitation, timely delivery and execution by Buyer of all instruments or other items required to be delivered by Buyer pursuant to this Agreement.
     5.2 Right to Terminate. Seller shall give written notice to Buyer and Title Company stating whether such conditions are satisfied, unsatisfied or are waived by Seller. Seller’s failure to give such notice as to any condition set forth in Section 5.1 shall be conclusively deemed to mean that such condition is satisfied. If any condition remains unsatisfied as of the date specified above for such condition, then Seller may terminate this Agreement by giving written notice to Buyer. In the event of any such termination, the Deposit shall promptly be returned to Buyer and neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. The Closing pursuant to this Agreement shall be deemed a waiver by Seller of all unfulfilled conditions hereunder benefiting Seller.
6. MUTUAL CONDITION PRECEDENT; SUBDIVISION OF PARCEL 2.
     6.1 Subdivision Condition. The purchase and sale of the Property is expressly conditioned upon (a) the approval and filing of a final subdivision map or parcel map as required
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under applicable state and local law providing for the subdivision of Parcel 2, as depicted on the Existing Parcel Map, into five (5) separate parcels, as depicted on the Draft Parcel Map and (b) the recording of documentation required to create two (2) condominium units within Parcel 5, as depicted on the Draft Parcel Map (the “Parking Parcel”), one of which will create, as a separate conveyable condominium unit, the portion of the Land (or airspace over such Land) cross-hatched on Exhibit A-2, including to the extent required the recording of a declaration creating the condominium project and the recording of a condominium plan, so as to permit the lawful conveyance of the Property to Buyer (the “Subdivision Condition”). The parties acknowledge and agree to the express condition set forth in Section 664499.30(e) of the Government Code and that the Subdivision Condition is not waivable by either party.
     6.2 Seller’s and Buyer’s Cooperation. Seller, at Seller’s expense, shall use commercially reasonable efforts to satisfy the Subdivision Condition, provided that all requirements imposed upon Seller or the Property in connection with such subdivision shall be subject to both Seller’s and Buyer’s reasonable approval. Buyer agrees to reasonably cooperate with Seller, at no cost to Buyer, in Seller’s efforts to obtain the approvals to satisfy the Subdivision Condition, including appeals, challenges or referendum with regard thereto. The subdivision of the Parking Parcel into two separate condominium parcels shall be in a configuration and with appropriate controls for and documentation regarding management and cost sharing reasonably acceptable to Seller and Buyer, to permit the phased construction of the parking structure on the Parking Parcel.
     6.3 Time for Satisfaction. If the Subdivision Condition is not satisfied on or before the Closing, each of Seller and Buyer shall have the right to extend the Closing for up to two (2) consecutive fifteen (15) day periods (for a total of up to thirty (30) days) in order to satisfy the Subdivision Condition. If the Subdivision Condition is not satisfied on or before the Closing or within such additional thirty (30) day period, this Agreement shall terminate. In the event of such termination, the Deposit shall be returned to Buyer, the Title Company shall return all documents and instruments to the party who deposited same, each party shall pay one-half (1/2) of the escrow termination fee, if any, and Seller and Buyer shall thereupon each be released from any obligations under this Agreement, except the Continuing Obligations and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party.
7. TITLE.
     7.1 Condition of Title. At the Closing, Seller shall convey to Buyer marketable and insurable fee simple title to the Real Property by grant deed (the “Deed”), subject to: (i) liens to secure payment of real estate taxes and assessments not delinquent (subject to proration at Closing); (ii) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (iii) all matters that would be disclosed by an updated survey of the Real Property; (iv) a standard exclusion from Buyer’s Title Policy for matters that are actually known to Buyer and not disclosed to the Title Company, provided that the foregoing shall not mean or imply that title will be conveyed to or accepted by Buyer subject to (A) any matters shown on the current or any previous preliminary reports received by Buyer but not included in the approved exceptions listed in clause (viii) below, (B) any Removal Items or other matters that Seller is required, pursuant to this Agreement or any other document contemplated by this Agreement, to remove; (v) any
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exceptions or matters created by Buyer, its agents, employees or representatives; (vi) any documents required to be recorded to satisfy the Subdivision Condition as approved by Seller and Buyer pursuant to Article 6, (vii) any documents required to be recorded to satisfy any other conditions set forth in this Agreement; (viii) the exceptions identified as items numbered 1 through 9, and 12 through 21 on the Preliminary Report for the Property dated April 7, 2008 prepared by the Title Company and attached hereto as Exhibit G, (ix) any matters depicted on the survey provided by Seller pursuant to Section 4.1.2; and (x) such other exceptions as Buyer may approve in writing pursuant to Section 7.2. The foregoing exceptions to title are referred to collectively as the “Permitted Exceptions.”
     7.2 New Title Matters. If following the Effective Date, Buyer shall become aware that title to the Property is subject to encumbrances other than the Permitted Exceptions (herein, a “New Title Matter”), then Buyer shall notify Seller in writing of such New Title Matter. Seller shall pay off, satisfy, discharge, cure and/or remove, at or before Closing, any New Title Matter that is or relates to: (i) deeds of trust and/or mortgages, mechanic’s liens or other monetary liens or encumbrances on the Property, (ii) property taxes and assessments that may become delinquent prior to Closing, or (iii) exceptions or encumbrances to title which are affirmatively created by Seller after the date of this Agreement other than exceptions or encumbrances to be created in accordance with the terms of this Agreement (the foregoing being defined as “Removal Items"). With respect to any New Title Matter that is not a Removal Item, Buyer may either (i) proceed to close the acquisition of the Property in accordance with the terms hereof notwithstanding such New Title Matter, without any adjustment in the Purchase Price or the creation of any liability on the part of Seller, in which event Buyer shall be deemed to have waived any claim it may otherwise have against Seller based on any such New Title Matter, or (ii) promptly give Seller written notice of its objection thereto, in which event Seller may, in Seller’s sole and absolute discretion, elect to postpone the Closing for not more than thirty (30) days and attempt to cure or remove such New Title Matter. The parties acknowledge and agree that Seller shall have no obligation to cure or remove any New Title Matter that is not a Removal Item, unless and until Seller agrees in writing to Buyer to cure or remove such New Title Matter. If Seller does not agree to cure or remove the New Title Matter, Seller shall notify Buyer in writing within fifteen (15) days after receipt of Buyer’s notice of the New Title Matter. Buyer may elect to terminate this Agreement by giving written notice to Seller within five (5) days after Seller advises Buyer that Seller will not undertake to cure or remove such New Title Matter, and upon receipt of such notice of termination from Buyer, the Deposit shall be returned to Buyer and neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. Failure by Buyer to send to send a notice of termination within such five-day period shall be deemed approval of the New Title Matter.
     7.3 Evidence of Title. Conclusive evidence of delivery of title in accordance with the foregoing shall be the willingness of Title Company to issue to Buyer, upon payment of its regularly scheduled premium, its ALTA Extended Coverage Owner’s Policy of Title Insurance with a CLTA 116.7 Subdivision Map Act endorsement (the “Map Act Endorsement”), in the amount of the Purchase Price, showing title to the Real Property vested of record in Buyer, subject only to the Permitted Exceptions, any New Title Matters (other than Removal Items)
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approved by Buyer pursuant to Section 7.2 and the standard printed exceptions and conditions in the ALTA Extended Coverage Owner’s Policy of Title Insurance (the “Title Policy”).
     7.4 Endorsements to Owner’s Policy . It is understood that Buyer may request a number of endorsements to the Title Policy, in addition to the required Map Act Endorsement. Buyer shall satisfy itself prior to the Due Diligence Expiration Date that the Title Company will be willing to issue such additional endorsements in connection with the Title Policy at Closing; provided, however, the issuance of any such additional endorsement shall not be a condition to Closing unless Buyer delivers to Seller prior to the Due Diligence Expiration Date a copy of a written acknowledgement issued by the Title Company confirming the Title Company’s willingness to issue any such additional endorsement in the form requested by Buyer. In no event shall Seller be obligated to provide any indemnity or other document in order to issue the same, other than an owner’s certificate in the form of Exhibit H attached hereto and such other affidavit and/or indemnity with respect to mechanics’ liens for work of improvements contracted by Seller or Seller’s Affiliate prior to the Closing Date in forms agreed upon by Seller and Title Company prior to the expiration of the Due Diligence Period.
8. DAMAGE, DESTRUCTION OR TAKING; OPERATION OF PROPERTY.
     8.1 Damage and Destruction. Buyer acknowledges that Buyer is acquiring the Property to obtain the Real Property, the Contracts, the Existing Entitlements and the Intangible Property and not to obtain any improvements that may be located on the Real Property. In the event that any of the improvements are destroyed or substantially damaged prior to the Closing (a) neither party shall have the right to terminate this Agreement, (b) there shall not be any reduction in the Purchase Price, and (c) Seller and Buyer shall remain obligated to perform all of their respective obligations under this Agreement.
     8.2 Operating of the Property. During the period from the Effective Date until the earlier to occur of (a) the Closing Date or (b) the termination of this Agreement, Seller shall not enter into any agreements (other than the Contracts) that will be binding on Buyer or the Property after the Closing.
9. SELLER’S REPRESENTATIONS AND WARRANTIES.
     9.1 Seller’s Knowledge. As used in this Agreement, the term “Seller’s Current Actual Knowledge” means the current actual knowledge of Derek K. Hunter, Jr, Edward D. Storm, Curtis Leigh, and/or Sherri Prieb (each, a “Seller’s Representative"), without any duty or obligation of independent inquiry or investigation, and such term shall not include the knowledge of any other person or firm, it being understood by Buyer that (i) Seller’s Representatives were not involved in the operation of the Property before Seller’s or TSA’s acquisition of the Property, (ii) Seller’s Representatives are not charged with knowledge of any of the acts or omissions of predecessors in title to the Property before Seller’s or TSA’s acquisition of the Property, and (iii) Seller’s Current Actual Knowledge shall not apply to, or be construed to include, information or material which may be in the possession of Seller generally or incidentally, but of which Seller’s Representative is not actually aware. Seller represents and
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warrants that Seller’s Representatives are the individuals within Seller’s organization who are most knowledgeable about the Property.
     9.2 Representations and Warranties. Seller hereby makes the following representations and warranties as of the date of this Agreement:
          9.2.1 Hazardous Materials. Except as disclosed by Seller to Buyer on or before the Effective Date, and except as disclosed in any documents or reports delivered by Seller to Buyer on or before the Effective Date, Seller has not received written notice from any governmental authority of the need of Seller to take any remedial or corrective action under any Environmental Laws with respect to any Hazardous Materials on or under the Real Property or the Option Property. Except as disclosed by Seller to Buyer on or before the Effective Date, and except as disclosed in any documents or reports delivered by Seller to Buyer on or before the Effective Date, (i) neither Seller nor, to Seller’s Current Actual Knowledge, any third party has used, manufactured, generated, treated, stored (in underground storage tanks or otherwise), disposed of, or released any Hazardous Materials on, under or about the Property or the Option Property, or transported any Hazardous Materials over the Property, in violation of any Environmental Laws or that otherwise requires remediation under any Environmental Laws, and (ii) to Seller’s Current Actual Knowledge there are no storage tanks or wells (whether existing or abandoned) located on, under or about the Property or the Option Property. As used in this Agreement, “Environmental Laws” means all present statutes, ordinances, orders, rules and regulations of all federal, state and local governmental agencies relating to the use, generation, manufacture, installation, release, discharge, storage, transportation or disposal of Hazardous Materials. As used in this Agreement, “Hazardous Material” shall mean any (a) oil or other petrochemical hydrocarbons, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Property or to persons in, on or about the Property or (ii) cause the Property to be in violation of any Environmental Laws; (b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (c) chemical, material or substance defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, or “toxic substances” or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Hazardous Materials Transportation Uniform Safety Act, as amended, 49 U.S.C. §5101, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316, 25501, and 25316 of the California Health and Safety Code; and Article 9 or Article 11 of Title 22 of the Administrative Code, Division 4, Chapter 20; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants or users of Property or the Option Property or the owners and/or occupants of property adjacent to or surrounding the Property or Option Property, or any other person coming upon the Property, Option Property or adjacent property; and (e) other chemicals, materials or substances which may or could pose a hazard to the environment.
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          9.2.2 Condemnation. Seller has not received written notice of any pending condemnation or eminent domain proceedings affecting the Real Property or Option Property or any part thereof.
          9.2.3 No Violations. Except as disclosed to Buyer in writing prior to the Effective Date, , no written notices of any material violation of any governmental regulation relating to the Property or Option Property have been issued or entered against Seller or the Property or Option Property. Seller shall immediately provide Buyer with a copy of any such notices received after the Effective Date.
          9.2.4 No Leases. Seller has not entered into any lease or other agreement for occupancy of the Property or Option Property or any portion thereof that is currently in effect. To Seller’s Actual Knowledge, there are no leases, subleases or other agreements to occupy the Property or Option Property or any portion thereof currently in effect.
          9.2.5 No Litigation. There are no pending or, to Seller’s Actual Knowledge, threatened actions, suits, arbitrations, claims or proceedings, at law or in equity, against Seller or affecting all or any portion of the Property or Option Property.
          9.2.6 No Other Option. Seller has not granted any other person or entity an option, right of first refusal, right of first offer or similar right to purchase the Property or Option Property that is now outstanding, and, except pursuant to this Agreement, Seller has not entered into any agreement to sell the Property or Option Property that is currently in effect. To Seller’s Actual Knowledge, there are no options, rights of first refusal, rights of first offer or similar rights to purchase the Property or Option Property currently outstanding (other than Seller’s agreement to grant Buyer an option to purchase the Option Property pursuant to this Agreement).
          9.2.7 Contracts. There are no contracts or agreements relating to the ownership, operation and maintenance of the Property or Option Property that will survive the Closing, other than the Contracts. To Seller’s Actual Knowledge, no party is in default under any of the Contracts.
          9.2.8 Due Authorization. Seller has been duly authorized to execute and perform its obligations under this Agreement. The person signing this Agreement on behalf of Seller has the power and authority to do so and to bind Seller to this Agreement. Seller has been duly authorized to execute and perform the Option Agreement, the Development Services Agreement and the Profit Participation Agreement upon Closing. All other instruments, agreements and documents which are to be executed and delivered by Seller at the Closing shall be duly authorized prior to Closing. All instruments, agreements and documents which are to executed and delivered by Seller at Closing shall be duly executed and delivered by Seller. Neither the execution and delivery of this Agreement, nor its performance by Seller, will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which Seller is bound.
          9.2.9 Bankruptcy. There are no actions or proceedings pending or threatened to liquidate, reorganize, place in bankruptcy or dissolve Seller and Seller is not contemplating any such action.
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          9.2.10 Non-Foreign Person. Seller is not a foreign person as defined in Internal Revenue Code Section 1445(f)(3) and Seller is not subject to withholding under Section 18662 of the California Revenue and Taxation Code.
          9.2.11 No Consents. To Seller’s Current Actual Knowledge, no consent to the sale and conveyance of the Property or Option Property by Seller is required to be obtained from any governmental agency or public administrative body.
          9.2.12 Anti-Terrorism. To Seller’s Current Actual Knowledge, Seller is not in violation of any Anti-Terrorism Law, and Seller is not, as of the date hereof: (1) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (2) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (3) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law. Neither Seller nor any of its officers, directors, or members, as applicable, is a Prohibited Person. As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them. As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”, as may be amended from time to time. “Prohibited Person” is defined as (i) a person or entity that is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No. 13224; (ii) a person or entity with whom a party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. “USA Patriot Act” is defined as the “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may be amended from time to time.
     9.3 Limitations on Seller’s Representations and Warranties. In the event of any breach by Seller of any of such representations or warranties which is discovered prior to the Due Diligence Expiration Date or the Closing, Buyer’s sole remedy shall be to elect in writing to terminate this Agreement on or before the Due Diligence Expiration Date or the Closing Date, respectively. In no event shall Seller be liable for any indirect or consequential damages on account of Seller’s breach of any representation or warranty contained in this Agreement or any re-certification of Seller’s representations and warranties delivered in connection with this Agreement at Closing. If the Closing occurs, Seller’s total liability to Buyer for any and all breaches of any covenant, representation or warranty contained in this Agreement or any such re-certification of representations and warranties shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000), in the aggregate. The provisions of this Article 9 and
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Section 8.2 shall terminate six (6) months after the Closing; Seller shall have no liability to Buyer under this Article 9 or Section 8.2 after such date. The limitations set forth in this Section 9.3 shall not limit, modify, supersede or affect in any way any representation or warranty of Development Manager under the Development Services Agreement or Seller under any document executed and delivered by Seller pursuant to Section 12.4. The limitation on the liability of Development Manager with respect to representations or warranties set forth in the Development Services Agreement shall be governed by the terms of the Development Services Agreement and the limitation on liability with respect to representations or warranties set forth in any document executed and delivered by Seller pursuant to Section 12.4 shall be governed by the terms of such other document, as applicable.
10. SELLER’S DISCLAIMER; RELEASE OF SELLER.
     10.1 Seller’s Disclaimer. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES BY SELLER SET FORTH IN SECTION 9.2, BUYER ACKNOWLEDGES AND AGREES THAT THE SALE OF THE PROPERTY TO BUYER IS MADE WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND BY SELLER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY ASPECT, PORTION OR COMPONENT OF THE PROPERTY, INCLUDING: (I) THE PHYSICAL CONDITION, NATURE OR QUALITY OF THE PROPERTY, INCLUDING THE QUALITY OF THE SOILS ON AND UNDER THE PROPERTY; (II) THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE; (III) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATION, ORDERS OR REQUIREMENTS, INCLUDING, WITHOUT LIMITATION, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990, THE CALIFORNIA HEALTH & SAFETY CODE, THE VISUAL ARTISTS RIGHTS ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT, THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING; (x) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY; OR (IV) EXISTING OR PROPOSED GOVERNMENTAL LAWS OR REGULATIONS APPLICABLE TO THE PROPERTY, OR THE FURTHER DEVELOPMENT OR CHANGE IN USE THEREOF, INCLUDING ENVIRONMENTAL LAWS AND LAWS OR REGULATIONS DEALING WITH ZONING OR LAND USE. BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, AS OF THE CLOSING, BUYER SHALL HAVE MADE SUCH FEASIBILITY STUDIES, INVESTIGATIONS, ENVIRONMENTAL STUDIES, ENGINEERING STUDIES, INQUIRIES OF GOVERNMENTAL OFFICIALS, AND ALL OTHER INQUIRIES AND INVESTIGATIONS, WHICH BUYER SHALL DEEM NECESSARY TO SATISFY ITSELF AS TO THE CONDITION, NATURE AND QUALITY OF THE PROPERTY AND AS TO THE SUITABILITY OF THE PROPERTY FOR BUYER’S PURPOSES. BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, IN PURCHASING THE PROPERTY, BUYER
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SHALL RELY ENTIRELY ON ITS OWN INVESTIGATION, EXAMINATION AND INSPECTION OF THE PROPERTY AND ITS ANALYSIS AND EVALUATION OF THE PROPERTY DOCUMENTS FURNISHED BY SELLER TO BUYER PURSUANT TO SECTION 4.1.2, AND NOT UPON ANY REPRESENTATION OR WARRANTY OF SELLER, OR ANY AGENT OR REPRESENTATIVE OF SELLER, WHICH IS NOT SET FORTH IN SECTION 9.2. THEREFORE, BUYER AGREES THAT, IN CONSUMMATING THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, BUYER SHALL ACQUIRE THE PROPERTY IN ITS THEN CONDITION, “AS IS, WHERE IS” AND WITH ALL FAULTS, AND, SUBJECT TO SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.2, SOLELY IN RELIANCE ON BUYER’S OWN INVESTIGATION, EXAMINATION, INSPECTION, ANALYSIS AND EVALUATION OF THE PROPERTY. THE AGREEMENTS AND ACKNOWLEDGMENTS CONTAINED IN THIS SECTION 10.1 CONSTITUTE A CONCLUSIVE ADMISSION THAT BUYER, AFTER HAVING RETAINED AND CONSULTED WITH SOPHISTICATED AND KNOWLEDGEABLE EXPERTS, SHALL ACQUIRE THE PROPERTY SOLELY UPON ITS OWN JUDGMENT AS TO ANY MATTER GERMANE TO THE PROPERTY OR TO BUYER’S CONTEMPLATED USE OF THE PROPERTY, AND NOT UPON ANY STATEMENT, REPRESENTATION OR WARRANTY BY SELLER, OR ANY AGENT OR REPRESENTATIVE OF SELLER, WHICH IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT, THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER OR SELLER’S AFFILIATES PURSUANT TO SECTIONS 12.2.1 THROUGH 12.2.3, AND THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER OR SELLER’S AFFILIATES PURSUANT TO SECTION 12.4. AT THE CLOSING, UPON THE REQUEST OF SELLER, BUYER SHALL EXECUTE AND DELIVER TO SELLER A CERTIFICATE OF BUYER REAFFIRMING THE FOREGOING.
     10.2 Buyer’s Release of Seller. Buyer hereby waives, releases and forever discharges Seller and its officers, directors, employees and agents from any and all claims, actions, causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable, which Buyer may have at the Closing or which may arise in the future on account of or in any way arising out of or connected with the Property, including: (i) the physical condition, nature or quality of the Property (including the soils and groundwater on and under the Real Property); (ii) the presence or release in, under, on or about the Property (including the soils and groundwater on and under the Real Property) of any Hazardous Materials (but excluding such presence or release of Hazardous Materials as results from migration of materials from any of the property owned by Seller or Seller’s Affiliates shown on the Existing Parcel Map and not included within the Land); and (iii) the ownership, management or operation of the Property; provided, however, that the foregoing release shall not apply to claims, actions, causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever against Development Manager pursuant to or arising out of the Development Services Agreement or against Seller pursuant to or arising out of the other documents executed and delivered by Seller pursuant to Section 12.4. At the Closing, upon the request of Seller, Buyer shall deliver to Seller a certificate of Buyer reaffirming the foregoing. To the extent of Buyer’s release of Seller pursuant to this Agreement, Buyer hereby waives the protection of California Civil Code Section 1542, which reads as follows:
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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Buyer’s Initials:
However, the foregoing provisions of this Section 10.2 shall not serve to release Seller from any breach of the express representations and warranties set forth in Section 9.2, any claims that arise out of any fraud of Seller, or any obligations or liabilities of Development Manger arising out of the Development Services Agreement or any obligations or liabilities of Seller arising out of any document executed and delivered by Seller pursuant to Section 12.4.
     10.3 Flood Hazard Zone. Buyer acknowledges that if the Real Property is located in an area which the Secretary of HUD has found to have special flood hazards, then pursuant to the National Flood Insurance Program, Buyer will be required to purchase flood insurance in order to obtain any loan secured by the Real Property from any federally regulated financial institution or a loan insured or guaranteed by an agency of the United States government. Buyer shall have sole responsibility to determine whether the Real Property is located in an area which is subject to the National Flood Insurance Program.
     10.4 Seller’s Environmental Inquiry. Buyer acknowledges and agrees that the sole inquiry and investigation Seller has conducted in connection with the environmental condition of the Property is to obtain the environmental report or reports that Seller has provided to Buyer.
     10.5 Natural Hazard Disclosure Requirement Compliance. Buyer and Seller acknowledge that Seller is required to disclose if the Property lies within the following natural hazard areas or zones: (1) a special flood hazard area designated by the Federal Emergency Management Agency (Cal. Civ. Code Section 1102.17); (2) an area of potential flooding (Cal. Gov. Code Section 8589.4); (3) a very high fire hazard severity zone (Cal. Gov. Code Section 51183.5); (4) a wild land area that may contain substantial forest fire risks and hazards (Pub. Resources Code Section 4136); (5) an earthquake fault zone (Pub. Resources Code Section 2621.9); or (6) a seismic hazard zone (Pub. Resources Code Section 2694). Buyer and Seller acknowledge that they have employed the services of JCP Geologists, Inc., 10950 North Blaney Avenue, Cupertino, California 95014, (800) 748-5233 (which, in such capacity is herein called “Natural Hazard Expert") to examine the maps and other information specifically made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the natural hazards referred to in California Civil Code Section 1102.6c(a) and to report the result of its examination to Buyer and Seller in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Seller from its disclosure obligations referred to herein, and, for the purpose of this Agreement, the provisions of Civil Code Section 1102.4 regarding the non-liability of Seller for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters
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within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. In no event shall Seller have any responsibility for matters not actually known to Seller.
11. BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer hereby makes the following representations and warranties as of the date of this Agreement:
     11.1 Organization. Buyer is duly organized and validly existing under the laws of the State of Delaware and in good standing under the laws of the State of California.
     11.2 Authorization. Buyer has been duly authorized to execute and perform its obligations under this Agreement. The person signing this Agreement on behalf of Buyer has the power and authority to do so and to bind Buyer to this Agreement. All instruments, agreements and documents which are to be executed and delivered by Buyer at the Closing shall be duly authorized prior to Closing. All instruments, agreements and documents which are to be executed and delivered by Buyer at Closing shall be duly executed and delivered . Neither the execution and delivery of this Agreement, nor its performance by Buyer, will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Buyer is a party or by which Buyer is bound. There are no actions or proceedings pending or threatened to liquidate, reorganize, place in bankruptcy or dissolve Buyer and Buyer is not contemplating any such action.
     11.3 Anti-Terrorism. To Buyer’s Current Actual Knowledge, Buyer is not in violation of any Anti-Terrorism Law, and Buyer is not, as of the date hereof: (1) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (2) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (3) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law. Buyer is not a Prohibited Person.
     11.4 Buyer’s Knowledge. As used in this Agreement, the term “Buyer’s Current Actual Knowledge” means the current actual knowledge of Michael Hirahara (“Buyer’s Representative"), without any duty or obligation of independent inquiry or investigation, and such term shall not include the knowledge of any other person or firm, it being understood by Seller that Buyer’s Current Actual Knowledge shall not apply to, or be construed to include, information or material which may be in the possession of Buyer generally or incidentally, but of which Buyer’s Representative is not actually aware.
12. CLOSING.
     12.1 Closing. The transaction contemplated by this Agreement shall be consummated through escrow at the office of the Title Company on May 22, 2008 (the “Closing Date"); provided, however, that if on or before May 8, 2008 the final parcel map providing for creation of the five (5) separate parcels as depicted on the Draft Parcel Map has not been recorded and the condominium plan for creation of the two (2) condominium units within the Parking Parcel has
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not been prepared, then the Closing Date shall automatically be extended to May 29, 2008. For purposes of this Agreement, the term “Closing” shall mean the consummation of the sale and conveyance of the Property to Buyer as evidenced by recordation of the Deed.
     12.2 Seller’s Delivery Into Escrow. Seller shall deliver the following items into escrow:
          12.2.1 Deed. The Deed, duly executed and acknowledged by Seller, except that the amount of any transfer tax shall not be shown on the Deed, but shall be set forth on a separate affidavit or instrument which, after recordation of the Deed, shall be attached thereto so that the amount of such transfer tax shall not be of record. The Deed shall be in the form of Exhibit I attached to this Agreement.
          12.2.2 FIRPTA Affidavit. A duly executed original certificate of non-foreign status under Internal Revenue Code Section 1445(f)(3) and a duly executed original California Form 593-C, each sufficient to exempt Seller from any federal or state (as applicable) withholding requirement with respect to the sale contemplated by this Agreement.
          12.2.3 Recertification of Representations. A certificate of Seller, duly executed by Seller, confirming that all of the representations and warranties of Seller contained in Section 9.2 hereof are true and correct in all material respects as of the Closing Date.
          12.2.4 Letter of Credit. The original Letter of Credit (as defined in the Development Services Agreement).
          12.2.5 Other Documents. Such other documents or instruments as may be reasonably required to consummate this transaction in accordance with the terms and conditions herein contained, such as appropriate escrow instructions to Title Company.
          12.2.6 Evidence of Authorization. Such evidence as shall reasonably establish that Seller’s execution of this Agreement, the Deed and other documents contemplated hereby and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement, the Deed and the other documents on behalf of Seller have been duly authorized and empowered to do so.
     12.3 Buyer’s Delivery Into Escrow. Buyer shall deliver the following items into escrow:
          12.3.1 Cash. Immediately available funds in the following amounts: (i) the balance of the Purchase Price; (ii) the amount of the Accrued Expenses and Buyer’s Proportionate Traffic Impact Fee as defined in Section 12.5.3; (iii) such amount, if any, as is necessary for Buyer to pay Buyer’s share of the prorations and closing costs specified in Sections 12.6 and 12.7; and (iv) any other amounts required to close escrow in accordance with the terms of this Agreement.
          12.3.2 Other Documents. Such other documents and instruments as may be reasonably required in order to consummate this transaction in accordance with the terms and conditions of this Agreement, such as appropriate escrow instructions to Title Company.
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          12.3.3 Evidence of Authorization. Such evidence as shall reasonably establish that Buyer’s execution of this Agreement and the other documents contemplated hereby and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement and the other documents contemplated hereby on behalf of Buyer have been duly authorized and empowered to do so.
     12.4 Seller’s and Buyer’s Joint Delivery Into Escrow. Seller and Buyer jointly shall deliver (or cause to be delivered) the following items into escrow:
          12.4.1 Assignment and Assumption of Contracts. Two (2) original counterparts, duly executed by Seller and Buyer, of a document by which Seller assigns to Buyer, and Buyer assumes, the Contracts (the “Assignment of Contracts”), in the form attached to this Agreement as Exhibit J;
          12.4.2 Assignment of Intangible Property. Two (2) original counterparts, duly executed by Seller and Buyer, of a document by which Seller assigns to Buyer, and Buyer assumes, the Intangible Property (the “Assignment of Intangible Property”), in the form attached to this Agreement as Exhibit K;
          12.4.3 Option Agreement. Two (2) original counterparts, duly executed by Seller and Buyer, of the Option Agreement, and three (3) original counterparts, duly executed and acknowledged by Seller and Buyer, of the Memorandum of Option Agreement.
          12.4.4 Development Services Agreement. Two (2) original counterparts, duly executed by Seller and Buyer, of the Development Services Agreement;
          12.4.5 Reciprocal Easement Agreement. Three (3) original counterparts, duly executed and acknowledged by Seller and Buyer, of the Reciprocal Easement Agreement (if not previously recorded in connection with satisfaction of the Subdivision Condition);
          12.4.6 Profit Participation Agreement. Two (2) original counterparts, duly executed by Seller and Buyer, of the Profit Participation Agreement and three (3) original counterparts, duly executed and acknowledged by Seller and Buyer, of the Memorandum of Profit Participation Agreement.
          12.4.7 Temporary Parking Easement. Two (2) original counterparts, duly executed by Seller and Buyer, of the Temporary Parking Easement, if required.
          12.4.8 Other Documents. Such other documents and instruments as may be reasonably required to consummate this transaction in accordance with the terms and conditions of this Agreement.
     12.5 Additional Closing Payments.
          12.5.1 Accrued Expenses. At the Closing, Buyer shall pay to Seller accrued expenses incurred by Seller prior to Closing in connection with the development of the Property pursuant to the Development Plans (the “Accrued Expenses”), which are within the cost categories of the Budget set forth on Exhibit L and subject to Buyer’s verification and approval.
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Seller’s current estimate of Accrued Expenses (broken down by such cost categories) is attached hereto as Exhibit M. Not less than ten (10) days prior to the Closing, Seller shall provide Buyer with a Monthly Requisition Package (as defined in the Development Services Agreement) with respect to the Accrued Expenses, which shall be subject to Buyer’s approval in accordance with the procedure and standards set forth in the Development Services Agreement for Monthly Requisition Packages.
          12.5.2 Holger Way Improvements. Without limiting Section 12.5.1 above, the Accrued Expenses shall include a portion of the “Shared Costs” (as defined in the Reimbursement Agreement) paid by Seller prior to Closing under that certain Construction and Reimbursement Agreement (the “Reimbursement Agreement”) between Seller and TSA dated October 31, 2007, including, without limitation, any Shared Costs that have been previously escrowed pursuant to Section 5 of the Reimbursement Agreement. The portion of Shared Costs payable by Buyer shall be 63.167% (“Buyer’s Share”) of the Shared Costs payable by Seller as the owner of the Project (identified as “Parcel 2” in the Reimbursement Agreement), which share represents a proportion, the numerator of which is the total square footage of the buildings intended to be constructed on Parcels 1, 2 and 3 of the Draft Parcel Map (561,465 square feet) and the denominator of which is the total square footage of the buildings intended to be constructed on Parcels 1, 2, 3 and 4 of the Draft Parcel Map (888,860 square feet). To the extent Seller receives or is entitled to a reimbursement of Shared Costs due to accrued interest, reimbursement of overpayments into escrow pursuant to Section 5 of the Reimbursement Agreement, or otherwise, Buyer’s Share of any such reimbursement shall be for the benefit of, and be paid directly (or by Seller, if first paid to Seller) to, Buyer.
          12.5.3 Traffic Impact Fees. At the Closing, Buyer shall pay to Seller Buyer’s Share of a certain traffic impact fee for the Project in the aggregate amount of Five Million Six Hundred Thousand and 00/100 Dollars ($5,600,000.00) that Seller previously has paid to the City (the "Traffic Impact Fee”) and, if not previously paid to the City, Buyer shall pay Buyer’s Share in connection with the first monthly requisition pursuant to the Development Services Agreement (Buyer’s Share of such Traffic Impact Fee payable pursuant to this sentence being defined as "Buyer’s Proportionate Traffic Impact Fee”). With respect to Parcels 1, 2 and 3, and the portion of Parcel 5 included in the Land, Seller shall not seek reimbursement from Buyer in excess of the amount of Buyer’s Proportionate Traffic Impact Fee should the City impose a traffic impact fee for the Project in excess of Five Million Six Hundred Thousand and 00/100 Dollars ($5,600,000.00). The allocation and payment of the Traffic Impact Fee (and any additional or future traffic impact fees) with respect to the Option Property are addressed in the Option Agreement.
     12.6 Closing Prorations. At the Closing, all operating expenses incurred by Seller with respect to the Property shall be prorated as provided in this Section 12.6 on the basis of a 365-day year, actual days elapsed for the month in which the Closing occurs, as of midnight on the day immediately preceding the Closing Date, it being hereby acknowledged and agreed, that all items of expense for the period prior to the end of the Closing Date shall be for the account of Seller and all items of expense for the period following the Closing Date shall be for the account of Buyer. To the extent that the amount of any of the foregoing expense items shall not have been determined as of the Closing Date, such expense items shall be prorated as of the Closing Date or as soon thereafter as such amount is determined, and Seller shall promptly make to
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Buyer, or Buyer shall promptly make to Seller, any payments required by such prorations. The provisions of this Section 12.6 shall survive the Closing and shall not merge into any documents of conveyance delivered at the Closing.
     12.7 Closing Costs. Seller shall pay the following closing costs: (i) all fees and costs for releasing all encumbrances, liens and security interests of record which are not Permitted Exceptions; (ii) all real property conveyance or documentary transfer taxes charged by the County of Santa Clara; (iii) one-half (1/2) of the transfer tax charged by the City with respect to the Deed; (iv) all escrow fees charged by the Title Company; and (v) the portion of the premium for the Title Policy attributable to the CLTA standard coverage provided in the Title Policy. Buyer shall pay the following closing costs: (i) the portion of the premium for the Title Policy attributable to the ALTA coverage and any endorsements to the Title Policy as Buyer may request; (ii) all costs incurred in connection with Buyer’s due diligence investigations of the Property, including, without limitation, physical inspections and survey updates, (iii) the recording fees for recordation of the Deed; and (v) one-half (1/2) of the transfer tax charged by the City of San Jose with respect to the Deed. All other costs and expenses incident to this transaction and the closing thereof shall be paid according to custom and practice in the county in which the Real Property is located. Closing costs payable by Seller are subject to inclusion in “Project Costs” pursuant to and as defined in the Development Services Agreement, but only to the extent reflected in the Development Budget approved by Owner and attached to the Development Services Agreement.
     12.8 Possession. Seller shall deliver exclusive possession of the Property to Buyer at the Closing.
     12.9 Closing Procedure. Title Company shall close escrow when it is in a position to: (i) pay to Seller, in immediately available funds, the amount of the Purchase Price, as such amount may be increased or decreased as a result of the allocation of the prorations and closing costs as specified in Sections 12.6 and 12.7, the amount of the Accrued Expenses, and the amount of Buyer’s Proportionate Traffic Impact Fee, and (ii) issue to Buyer the Title Policy.
     12.10 Escrow. Upon mutual execution of this Agreement, Buyer and Seller shall deposit an executed counterpart of this Agreement with the Title Company and this Agreement shall serve as instructions to the Title Company for consummation of the purchase and sale contemplated hereby. Seller and Buyer shall execute such supplemental escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided such supplemental escrow instructions are not in conflict with this Agreement. In the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions signed by Buyer and Seller, the terms of this Agreement shall control.
     12.11 Compliance. The Title Company shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Title Company shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or
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local law). Title Company shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney’s fees and other litigation expenses, arising or resulting from the failure or refusal of Title Company to comply with such reporting requirements.
13. BROKERS. Buyer hereby represents and warrants to Seller that, except for Studley, Inc. (the fees or commissions to whom will be paid for by Buyer pursuant to a separate agreement), it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. Seller hereby represents and warrants to Buyer that, except for Todd Beatty of CPS CORFAC International and Mike Benevento and Jeff Houston of CB Richard Ellis (the fees or commissions to whom will be paid for by Seller pursuant to a separate agreement, subject to inclusion in “Project Costs” pursuant to and as defined in the Development Services Agreement but only to the extent reflected in the Development Budget approved by Owner and attached to the Development Services Agreement), it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. If any person brings a claim against Seller for a commission or finder’s fee based upon any contact, dealings, or communication with Buyer in connection with the transactions contemplated by this Agreement, then Buyer shall defend Seller from such claim, and shall indemnify Seller and hold Seller harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Seller with respect to the claim. If any person brings a claim against Buyer for a commission or finder’s fee based upon any contact, dealings, or communication with Seller in connection with the transactions contemplated by this Agreement, then Seller shall defend Buyer from such claim, and shall indemnify Buyer and hold Buyer harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Buyer with respect to the claim. This Article 13 will survive the Closing or earlier termination of this Agreement.
14. MISCELLANEOUS.
     14.1 Notices. All notices, demands or other communications of any type given by either party to the other or to Title Company, whether required by this Agreement or in any way related to this transaction, shall be in writing and delivered: (i) by hand or Federal Express or similar courier service; (ii) by United States Mail, as a certified item, return receipt requested, and deposited in a Post Office or other depository under the care or custody of the United States Postal Service, with proper postage affixed, or (iii) transmitted by facsimile or electronic mail with a hard copy sent within one (1) Business Day by any of the foregoing means. Each notice to a party shall be addressed as follows:
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To Seller:	MFP/Hunter@First Office Partners, LLC
10121 Miller Avenue, Suite 200
Cupertino, California 95014
Attention: Derek K. Hunter, Jr
Fax: 408-255-4100
Email: deke@hunterproperties

With a copy to:	Coblentz, Patch, Duffy & Bass LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Danna Kozerski
Fax: (415) 989-1663
Email: dmk@coblentzlaw.com

And to:

MacFarlane Urban Realty Company
201 Spear Street, 12th Floor
San Francisco, California 94105-1636
Attention: Thomas C. Klugherz
Fax : (415) 356-2511
Email: tklugherz@macfarlanepartners.com

To Buyer:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention: Michael Hirahara
Fax: (408) 333-8101
Email: mhirahar@brocade.com

With a copy to	Ellman Burke Hoffman & Johnson
601 California Street, 19th Floor
San Francisco, California 94108
Attention: Jodi Fedor
Fax: (415) 296-1765
Email: jfedor@ellman-burke.com

To Title Company:	First American Title Insurance Company
1737 North First Street, Suite 500
San Jose, California 95112
Attention: Liz Zankich
Fax: (408) 451-7928
Email: lzankich@firstam.com
Any notice delivered by hand or Federal Express or similar courier service shall be deemed to be delivered when actual delivery is made. Any notice deposited in the United States Mail in the
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manner required above shall be deemed to be delivered three (3) calendar days after the date of such deposit, and any time periods provided for herein during which a party may act shall not commence until such notice is deemed to be so delivered. Any notice delivered by facsimile or electronic mail shall be deemed to be delivered when actual delivery is made (as evidenced by the notifying party’s receipt of written or electronic confirmation of such delivery or refusal of delivery prior to 5:00 pm prevailing Pacific time on a business day). Either party hereto may change its address by notice given as provided herein to the other party and Title Company.
     14.2 Survival of Provisions. Except as otherwise provided in Section 9.3, each representation, warranty, covenant or agreement contained in this Agreement (including Buyer’s obligations pursuant to Section 4.3.3 and Article 13) shall survive and be binding and enforceable following the Closing and shall not be deemed to be merged into, or waived by delivery or recordation of, the Deed or any other instruments delivered at the Closing.
     14.3 Rules of Construction. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The headings of the Articles, Sections, Sections and paragraphs contained in this Agreement are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Agreement. References in this Agreement to Articles, Sections, Sections and paragraphs are references to the Articles, Sections, Sections and paragraphs contained in this Agreement. Each reference in this Agreement to an Article shall be deemed a reference to all Sections and Sections contained within such Article; each reference to a Section shall be deemed a reference to all Sections contained within such Section. This Agreement has been fully negotiated at arms’ length between the parties, after advice by counsel and other representatives chosen by the parties, and the parties are fully informed with respect thereto. No party shall be deemed the scrivener of this Agreement and, accordingly, the provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party. Use in this Agreement of the words “including” or “such as”, or words of similar import, following any general term, statement or matter shall not be construed to limit such term, statement or matter to the enumerated items, whether or not language of non-limitation (such as “without limitation” or “but not limited to”) are used with reference thereto, but rather shall refer to all items or matters that could reasonably fall within the broadest scope of such term, statement or matter.
     14.4 Amendment; Waivers. This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto. A party may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations. No waiver by any party of a breach of any of the terms, covenants, or conditions of this Agreement by the other party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. The consent or approval by Buyer or Seller to or of any act by the other party requiring the consent or approval of the first party shall not be deemed to waive or render unnecessary such party’s consent or approval to or of any subsequent similar acts by the other party.
     14.5 Time of Essence. Time is of the essence of this Agreement and each provision hereof.
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     14.6 Attorneys’ Fees. If either party brings an action or proceeding at law or in equity to interpret or enforce this Agreement or any provisions contained herein, or to seek damages or other redress for a breach, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys’ fees incurred in such action or proceeding.
     14.7 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of California.
     14.8 Entire Agreement. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.
     14.9 Assignment; Successors and Assigns. Buyer shall have no right to assign this Agreement or any of Buyer’s rights hereunder without first having obtained Seller’s prior written consent to such assignment, which Seller may withhold in its sole and absolute discretion. Notwithstanding anything to the contrary contained in this Section 14.9, Buyer shall have the right to assign its rights and obligations hereunder to an entity controlling, controlled by or in common control with Buyer, without the consent of Seller, provided that the originally-named Buyer shall not be released from any obligation hereunder and shall provide to Seller prior written notice of any such assignment along with an assumption agreement in form and substance reasonably acceptable to Seller pursuant to which the entity controlling, controlled by or in common control with Buyer assumes all of Buyer’s obligations under this Agreement and documentation reasonably requested by Seller to evidence that such assignment is permitted under this Section 14.9. This Agreement, and the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns. In no event shall an assignment by Buyer of this Agreement or any of Buyer’s rights hereunder release Buyer from its obligations under this Agreement.
     14.10 Exhibits. Each exhibit to which reference is made in this Agreement is deemed incorporated into this Agreement in its entirety by such reference. The exhibits to this Agreement are the following:

Exhibit A-1	Existing Parcel Map
Exhibit A-2	Draft Parcel Map
Exhibit B	List of Contracts
Exhibit C	List of Property Documents
Exhibit D-1	Option Agreement
Exhibit D-2	Memorandum of Option Agreement
Exhibit E	Development Services Agreement
Exhibit F-1	Profit Participation Agreement
Exhibit F-2	Memorandum of Profit Participation Agreement
Exhibit G	Preliminary Title Report
Exhibit H	Owner’s Certificate
Exhibit I	Deed
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Exhibit J	Assignment of Contracts
Exhibit K	Assignment of Intangible Property
Exhibit L	Current Development Budget
Exhibit M	Estimate of Accrued Expenses
     14.11 Business Day. For purposes of this Agreement, the term “business day” shall mean Monday through Friday, inclusive, but excluding any day which is recognized as a legal holiday by the State of California or the United States. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday under the laws of the State of California, the date for performance thereof shall be extended to the next business day.
     14.12 Seller’s Offer. Buyer acknowledges and agrees that Seller’s execution and delivery of this Agreement constitutes an offer by Seller to sell the Property to Buyer on the terms and conditions set forth in this Agreement. Buyer further acknowledges and agrees that, until Buyer shall have accepted such offer by executing and delivering (in the manner set forth in Section 14.1) this Agreement to Seller, Seller may revoke such offer.
     14.13 Limited Liability. Neither Seller nor any present or future direct or indirect partner, member, manager, director, officer, shareholder, employee, advisor, affiliate or agent of Seller or any affiliate of such parties shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer, on its behalf and on behalf of its successors and assigns and, without limitation, all other persons and entities, shall look solely to the Property for the payment of any claim or for any performance, and Buyer hereby waives any and all such personal liability. For purposes of this Section 14.13, no negative capital account or any contribution or payment obligation of any partner or member in Seller shall constitute an asset of Seller. The limitations of liability contained herein are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument
     14.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
[signatures follow on next page]
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     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.
SELLER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary
Dated: April ___, 2008
BUYER:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:
Its:
Name:

Dated: April ____, 2008
[signatures continue on next page]
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BY EXECUTION HEREOF, THE UNDERSIGNED ESCROW HOLDER HEREBY COVENANTS AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Its:
Name:

Dated: April ____, 2008
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Exhibit A-1
Existing Parcel Map
See Attached 2 Pages
Exhibit A-1 Page 1 of 3

Exhibit A-1 Page 2 of 3

Exhibit A-1 Page 3 of 3

Exhibit A-2
Draft Parcel Map
See Attached 4 Pages
Exhibit A-2 Page 1 of 5

Exhibit A-3 Page 2 of 5

Exhibit A-2 Page 3 of 5

Exhibit A-2 Page 4 of 5

Exhibit A-2 Page 5 of 5

Exhibit B
List of Contracts
1.	With regard to Vance Brown, Inc.: Certificate of Insurance dated 6/28/07; Subcontractor Cost information; Preliminary 20-day Notice from Nor-Cal Steel dated 3/5/08; Draft AIA Documents A111, Draft AIA Document A201, Draft Exhibit E Insurance Provisions.
2.	Standard Form of Agreement between Owner and Subcontractor dated September 10, 2007, and General Addendum to Agreement between Owner and Subcontractor, each between MFP/Hunter @First Office Partners, LLC and Appian Engineering, Inc.
Change Order 2 dated 11/27/07, Change Order 4 dated 12/31/07,
Change Order 6 dated 1/30/08, Change Order 8 dated 1/30/08,
Change Order 10 dated 2/28/08, Change Order 12 dated 3/31/08;
Change Order 13 dated 3/31/08; Change Order 15 dated 3/31/08
3.	Standard Form of Agreement between Client and Architect dated December 11, 2007, General Addendum to Agreement between Owner and Consultant dated 12/14/07, and Client/Architect Letter of Agreement dated December 13, 2007 each between MFP/Hunter @First Office Partners, LLC and Korth Sunseri Hagey Architects
Work Authorization WA-1 dated 1/24/08
Work Authorization WA-5 dated 4/17/08
4.	Terms of Agreement Geotechnical Services for @First Project, San Jose, CA dated October 10, 2007, General Addendum to Agreement between Owner and Consultant dated October 10, 2007 each between MFP/Hunter @First Office Partners, LLC and Bay Area Geotechnical Group, and Proposal for Geotechnical Engineering Investigation dated April 2, 2007 addressed to Hunter Properties Addendum to Proposal dated May 10, 2007
Revised Proposal dated January 9, 2008
5.	Proposal to Provide Landscape Services and General Addendum to Agreement between Owner and Consultant, each dated February 8, 2008 between MFP/Hunter @First Office Partners, LLC and The Guzzardo Partnership, Inc.
Additional Scope for Landscape Services dated February 8, 2008
6.	Agreement between Client and Consultant and General Addendum to Agreement between Owner and Consultant, each dated March 5, 2008 between MFP/Hunter @First Office Partners, LLC and Kier and Wright

7.	Letter of Agreement for Structural Engineering Peer Review Services dated October 22, 2007 and General Addendum to Agreement between Owner and Consultant dated November ___, 2007, each between MFP/Hunter @First Office Partners, LLC and KPFF Consulting Engineers
Exhibit B Page 1 of 1

Exhibit C
List of Property Documents
ENVIRONMENTAL AND GEOTECHNICAL
1.	Bay Area Geotechnical Group
•	Report Geotechnical Consultation Fill Placement 7/2/07 and 7/6/07

•	Memo dated 6/22/07 — URS Corp. Review of 6/18/07 Bay Area Geotechnical Group Report

•	Memo dated 7/31/07 — Bay Area Geotechnical Group Response to URS Review

•	Geotechnical Engineering Investigation Report dated October 2007 (Separate CD)

•	Indicator Pile Test Program Report dated 1/14/08 (Separate CD)
2.	AST Phase I Preliminary Environmental Report May 2007
•	Proposal — Phase I Update 8/8/06

•	Phase 1 Preliminary Environmental Site Assessment 5/8/07
CONTRACTS
See Exhibit B
STUDIES
1.	Denise Duffy & Associates, Inc.
•	Environmental Scope Proposal — Initial Study 6/6/06

•	Additional Services for Palm Site Initial Study 6/22/06

•	Site GPA Proposal — Scope Amendment IS/ND 9/6/06

•	Environmental Services Scope Proposal — Fill Permit and EIR Addendum 3/15/07

•	Draft EIR Addendum and Exhibits 6/11/07; Final Addendum & Exhibits 8/28/07

•	Final Initial Study for Palm Site General Plan Amendment date October 2006 WITHOUT Appendices or Technical Studies
2.	HT Harvey & Associates (Burrowing Owl Relocation)
•	Burrowing Owl Survey 6/16/06

•	Agreement for ecological consulting services 5/25/06 (signed)

•	Proposal dated 8/9/07, contract dated 8/9/07, insurance certificates dated 8/10/07

•	Burrowing owl and raptor survey 8/15/07
3.	Traffic Analysis
•	Budget Amendment for Fehr and Peers Assoc, Inc. Shared Parking Analysis 8/6/07

•	Fehr and Peers Assoc, Inc. Proposal to conduct a Shared Parking Analysis 6/11/07

•	Fehr and Peers Assoc, Inc. Shared Parking Analysis 8/15/07

•	BCV Parking Calculations 8/15/07

•	Fehr and Peers Assoc, Inc. Budget Amendment 10/11/07
4.	Hexagon Transportation Consultants
Exhibit C Page 1 of 9

•	Proposal to prepare a traffic operations analysis and shared parking analysis 4/24/07 (signed)

•	Letter to Curtis Leigh re: Additional Services Required 5/23/07

•	Conceptual Roadway Design 5/15/07
5.	Kier & Wright
•	Stormwater Quality Control Plan 5/18/07
6.	Schaaf & Wheeler
•	Letter re: Flooding Conditions 5/21/07
7.	Mei Wu Acoustics
•	Project Traffic Noise Impact Study 4/16/07
8.	LEED (Leadership in Energy and Environmental Design)
•	US Green Building Council and LEED presentation packet 6/4/07

•	ICSC Green Initiative Convention Summary

•	Registered project checklist

•	Magazine Article

•	LEED Green Building Rating System for Core & Shell Dev checklist 6/13/07
9.	JCP Reports
•	Natural Hazard Disclosure Report For Parcels 097-03-079, -085, -087, and -108
TITLE AND SURVEY
1.	Title Report from First American Title Company
•	Electronic format dated 1/15/08 linked to all underlying exceptions
2.	ALTA survey from Kier and Wright
•	Dated August 2007 (Sent Directly)
CONSTRUCTION DOCUMENTS
1.	Building Square Footage Area Calculations
•	Dated 8/6/07
2.	Plans and Specifications
•	See last 3 Pages of this Exhibit
3.	Construction Documents
•	See last 3 Pages of this Exhibit
4.	Site Plans
•	Dated January 4, 2008 — Sheet A1.01 of Set of Plans
Exhibit C Page 2 of 9

5.	Draft Condominium Plan
•	Dated April 2008
ENTITLEMENTS AND PERMITS
1.	City of San Jose- Postings
•	Declaration of Posting 5/25/06
2.	City of San Jose
•	North San Jose Area Development Policy

•	Application for General Plan Amendment 4/25/06, revised 8/2/06, with Development Services Claim for Refund 11/3/06

•	Preliminary Review Questionnaire 8/21/06

•	Initial Study for Palm Site General Plan Amendment 10/06

•	PD zoning / PD permits/ building permits, meeting minutes 11/1/06

•	General Plan amendment staff report 11/13/06

•	Memo from Planning Commission to Mayor and City Council Recommendation to approve General Plan Amendment 11/20/06

•	Notice of Determination for Mitigated Negative Declaration 12/19/06 Endorsement

•	Comprehensive Review Application 3/1/07

•	Memo re Redevelopment Agency of the City of San Jose Design Review Comments 3/21/07

•	Memo -Response to Preliminary Development Application 3/28/07

•	Preliminary Comprehensive Review Comments from City of San Jose

•	Office of Economic Development letter 4/25/07

•	Application for rezoning 4/26/07

•	Memo — Framework as a guideline, to evaluate proposed conversions of employment lands to other uses from Joseph Horwedel to Mayor and City Council 4/27/07

•	Memo — Framework to evaluate proposed conversion of employment lands From Mayor Chuck Reed to City Council

•	Application for Office Site Development Permit 5/3/07

•	Kier & Wright to Ryan Do, City of San Jose w/ attached grading plan 6/21/07

•	Resolution Approving Vacation of Holger Way dated 6/12/07

•	City of San Jose Site Development Permit Comments dated 6/13/07

•	Hunter/Storm Response spreadsheet dated 6/19/07

•	Curtis Leigh Memo summarizing responses dated 7/2/07

•	City of San Jose letter to Deke Hunter Re: Conforming Conventional Zoning for an outstanding balance 7/2/07

•	Letter from City of San Jose re: @First Roadways Design 7/17/07

•	Re-submittal of Site Development Permit and full set of revised plans dated 7/24/07 To City of San Jose including memo from Kier and Wright (no date), Korth, Sunseri & Hagey dated 7/11/07, and Guzzardo dated 7/12/07

•	City of San Jose Site Development Permit Comments dated 8/13/07

•	Community Meeting Summary 8/13/07

•	City of San Jose Public Works comments to Site Development Permit 8/15/07

•	Hunter/Storm Response to City comments dated 8/20/07

•	Fill Permit dated 8/22/07
Exhibit C Page 3 of 9

•	Site Development Permit Submittal 9/13/07

•	Public Works Final Response 10/17/07

•	Site Development Permit 10/19/07

•	Building Permit Application Receipts 11/15/07

•	Application for General Plan Amendment 2/1/08

•	Grading Permit Application 2/11/08
3.	Santa Clara Valley Water District
•	Application to drill exploratory borings 4/16/07
4.	State Water Resources Control Board
•	Notice of Intent 7/6/07
PROPERTY TAXES
1.	2007-08 Property Tax Bills

2.	Parcel Number Designations
•	Based on Recorded Parcel Map 8/18/07
3.	Supplemental Tax Notices 2007-08

4.	Parcel Map for Parcel 2 1/25/08
•	City comments on 1st submittal

•	Parcel Map—2nd submittal
5.	Draft Vesting Tentative Map 1/08
INSURANCE POLICIES
1.	Owner Interest (and Excess Liability) Policy

2.	Pollution Legal Liability

3.	Contractor Pollution Liability

4.	OCIP
•	Wrap-Up Insurance Manual Template

•	Coverage not yet bound, but firm price quote
5.	Insurance Summary and OCIP Summary
ASSOCIATION DOCUMENTS
1.	At First Master Association CC&Rs
•	Dated 10/31/07
Exhibit C Page 4 of 9

2.	At First Master Association Bylaws
•	Action by Unanimous Written Consent 10/31/07
3.	At First Master Association Articles of Organization
•	Dated 10/13/07
4.	Construction and Reimbursement Agreement
•	Dated 10/31/07
5.	Option to Grant Easement (Parking)
•	Dated 10/31/07
PRIOR OWNER REPORTS
1.	City of San Jose — Final Environmental Impact Report — 3COM Site X Project
•	Includes Draft of Environmental Impact Report 3COM Corp Site X Project 3/97

•	Includes City of San Jose First Amendment — Draft Environmental Impact Report 6/97
2.	Disclosure Source (Natural hazard Reference Map)
•	Natural Hazard Reference Map

•	Natural Hazard Disclosure Statement

•	Disclosure Source- National Hazard Disclosure Report 2/3/06
3.	Environmental Corp Phase I & II Environmental Site Assessment Oct 1, 1996
•	Phase I & II Environmental Site Assessment of 2 undeveloped properties located in San Jose, CA 10/1/96
4.	Environ Corporation Phase I Environmental Site Assessment Aug 2, 2001
•	Phase I Environmental Site Assessment of an undeveloped property located Hwy 237 & N. First Street 8/2/01
5.	Environ Corp Phase Environmental Site Assessment July 7, 2000
•	Phase I Environmental Site Assessment of an undeveloped property located at Route 237 and N. First Street 7/7/00
6.	Treadwell & Rollo — Geotechnical Investigation 3COM, Site “X” Phase 1 Development 4/10/97

7.	Treadwell & Rollo — Geotechnical Investigation Palm Corporate Headquarters 12/1/00

8.	Treadwell & Rollo — Preliminary Geotechnical Investigation Site “X” Due Diligence 8/29/96

9.	Fehr & Peers Assoc, Inc (Palm Campus Driveway OPS)
•	Memo — Palm Corporate Campus — First and Holger Operations/Lane Configuration 4/27/01
Exhibit C Page 5 of 9

•	Memo — Palm Corporate Campus Driveway Operations (Revised) 12/20/00
10.	Schaaf and Wheeler (Flooding Study)
•	Flooding Study 10/2000

•	Draft Site X Flooding Study prepared for 3COM Corp 1/1997

•	Site X Flooding Study prepared for the City 2/1997
11.	City of San Jose (Site Development Permit)
•	3COM Dept of City Planning Site Development Permit 6/25/97
12.	City of San Jose (Surplus Caltrans Land)
•	Letter from City of San Jose to CALTrans re surplus land 4/2/97

•	Letter from CALTrans to 3COM 9/28/99

•	Letter from 3COM to CALTrans 10/12/99

•	Letter from CALTrans to 3COM 10/18/99

•	Letter from CALTrans to 3COM 11/14/99

•	Holger Way vacant land appraisal draft 12/10/99
13.	City of San Jose Dev. Agreement (City of San Jose & 3COM)
•	Development agreement City of San Jose & 3COM 8/5/97

•	First Amendment to Development Agreement 3/21/00

•	Second Amendment to Development Agreement 11/1/02
14.	Rolf Jensen & Associates
•	Letter reviewing Fire Protection Issues related to Natural Gas line 10/20/00

•	Analysis of Pipeline Fire Hazard to Windows planned for the Palm Campus, Weidlinger & Associates, Inc Report 10/20/00
15.	HT Harvey & Associates (Burrowing Owl Relocation)
•	Draft — 3rd Annual and Final Report for 3COM Corporation Burrowing Owl Relocation 11/30/99

•	3COM North Burrowing Owl Active Relocation and Monitoring Plan 1/20/97

•	Annual Report for 3COM North Burrowing Owl Active Relocation 1/27/97

•	Second Annual Report for 3COM Corporation Burrowing Owl Relocation 10/27/98
16.	Site X Reports
•	Final Report Microclimate Design Review Proposed Palm Computing Campus 2/23/01

•	MUNICON Consultants for Treadwell & Rollo — Palm Headquarters Vibration Monitoring 2/14/01

•	Treadwell & Rollo Results of Indicator Pile Driving Program and Vibration monitoring Palm Corporate Campus 2/28/01

•	Kier & Wright 3COM Site X — abandonment of Holger Way 5/23/97
Exhibit C Page 6 of 9

LIST OF CONSTRUCTION DOCUMENTS AND
PLANS AND SPECIFICATIONS FOR THE PHASE I PROJECT
See Attached 2 Pages
Exhibit C Page 7 of 9

ABBREVIATIONS

PROJECT DATA

CODE DATA (ALSO SEE AG0.5 TO AG0.8 FOR DETAILED ANALYSIS)

SHEET INDEX

PROJECT DESCRIPTION

The subject of this permit application is Building 1.

PROJECT DIRECTORY

SITE LOCATION PLAN

ADDRESS: NORTH FIRST STREET AND HIGHWAY 237

PROJECT LOCATION

SYMBOL LEGEND

NORTH ARROW

DETAIL REFERENCE

DETAIL AND SHEET NUMBER WHERE FOUND

ELEVATION REFERENCE

SECTION REFERENCE

REVISION REFERENCE

DOOR NUMBER

SHEET NOTE REFERENCE

PARTITION TYPE REFERENCE

DATUM POINT REFERENCE POINT

ROOM NAME

ROOM NUMBER (FINISH SYMBOL)

DEFERRED SUBMITTALS

First

NORTH FIRST STREET AND HIGHWAY 237

SAN JOSE, CA

BUILDING 1

KORTH SUNSERI HAGEY ARCHITECTS

650 California Street

San Francisco, CA 94108

415.954.1960

FAX 415.954.1970

ISSUES AND REVISIONS

NO.	DATE	DESCRIPTION
	[illegible]	100% DESIGN DEVELOPMENT
	[illegible]	PERMIT SUBMITTAL
	[illegible]	[illegible]

SHEET TITLE

INDEX SHEET

PROJECT INFORMATION

SCALE

N.T.S.

SHEET NUMBER

BUILDING 1

A0.01

Exhibit C Page 8 of 9

ABBREVIATIONS

A.C.	ASPHALTIC CONCRETE	H.C.	HANDICAP
ACOUS.	ACOUSTICAL	HDWR.	HARDWARE
ADJ.	ADJUSTABLE OR ADJACENT	HT.	HEIGHT
A.F.F.	ABOVE FLOOR FINISH		
ALUM.	ALUMINUM		
ASSY.	ASSEMBLY		
BD.	BOARD	MAT.	MATERIAL
BLDG.	BUILDING	MECH.	MECHANICAL
CEM.	CEMENT	MTD.	MOUNTED
C.J.	CONTROL JOINT	N.T.S.	NOT TO SCALE
CLR.	CLEAR	O.C.	ON CENTER
CMU.	CONCRETE MASONRY UNIT	O.D.	OVERFLOW DRAIN
COL.	COLUMN	PLAS.	PLASTIC
CONC.	CONCRETE	PLAM.	PLASTIC LAMINATE
CONTR.	CONTRACTOR	P.T.	PRESSURE TREATED
C.W.	CURTAIN WALL	PTN.	PARTITION
DET.	DETAIL	R.D.	ROOF DRAIN
D.F.	DRINKING FOUNTAIN	REINF.	REINFORCED
DWG.	DRAWING		
EA.	EACH		

PROJECT DATA

CODE DATA (ALSO SEE AG03 TO AG05 FOR DETAILED ANALYSIS)

SHEET INDEX

PROJECT DESCRIPTION

PROJECT DIRECTORY

SITE LOCATION PLAN

SYMBOL LEGEND

DEFERRED SUBMITTALS

● First

NORTH FIRST STREET AND HIGHWAY 237
SAN JOSE, CA

BUILDING 2

KORTH
SUNSERI
HAGEY
ARCHITECTS
650 California Street
San Francisco, CA 94108
415.954.1960
FAX 415.954.1970

INDEX SHEET
PROJECT INFORMATION

N.T.S.

BUILDING 2

2 A0.01

Exhibit C Page 9 of 9

Exhibit D-1
Option Agreement
See Attached 38 Pages
Exhibit D-1

GRANT OF OPTIONS
     THIS GRANT OF OPTIONS (this “Grant”), dated May 22, 2008 (the “Effective Date"), is made between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Owner”), and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Optionee”).
RECITALS
     A. Owner previously owned certain real property which is located at the intersection of Highway 237 and North First Street in the City of San Jose, County of Santa Clara, State of California and which is legally described on Exhibit A and depicted as Parcels 1, 2, 3 and 4 on the Parcel Map attached hereto as Exhibit A-1 (the “Parcel Map”) and Units 1 and 2 of Parcel 5 as depicted on the Condominium Plan attached hereto as Exhibit A-2 (collectively, the “Real Property”).
     B. Concurrently with the execution of this Grant, pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of April 24, 2008 by and between Owner as “Seller” and Optionee as “Buyer” (the “Phase 1 Purchase Agreement”), Optionee purchased a portion of the Real Property comprised of Parcels 1, 2 and 3 and Unit 1 of Parcel 5, as more fully described in the Purchase Agreement (collectively, the “Phase 1 Property”). In connection with the development of the Phase 1 Property, Optionee and MFP/Hunter@First Development Partners, LLC, an affiliate of Owner (the “Development Manager”) entered into that certain Development Services Agreement setting forth terms and conditions pursuant to which the Development Manager shall manage the development of the Phase 1 Property (the “Phase 1 Development Service Agreement”).
     C. Optionee wishes to acquire, and Owner is willing to grant to Optionee, an option to purchase and a right of first offer to purchase the remaining portion of the Real Property located adjacent to the Phase 1 Property, comprised of Parcel 4 and Unit 2 of Parcel 5 on the terms and conditions set forth herein, and as more fully described in Exhibit A-3 attached hereto, together with all assignable development rights, permits and approvals relating thereto, and all other rights, privileges, tenements, hereditaments, rights-of-way, easements, appurtenances, mineral rights, and air rights belonging or appertaining thereto (collectively, the “Option Property”).
     D. Optionee also wishes to acquire, and Owner is willing to grant to Optionee, an option to obtain certain parking rights on the Option Property if Optionee elects not to exercise the option to purchase the Option Property.
     THEREFORE, the parties agree as follows:
AGREEMENT
     1. Grant of Purchase Option. Owner hereby grants to Optionee an option (the “Purchase Option”) to purchase the Option Property on the terms and conditions set forth in this Grant. The purchase and sale of the Option Property on exercise of the Purchase Option shall be for the purchase price set forth in Section 1.4 and otherwise on the terms and conditions set forth in the Purchase and Sale Agreement, attached hereto as Exhibit B (the “Option Purchase Agreement”), provided, however, that the Option Purchase Agreement shall be equitably modified in a manner acceptable to both parties in their respective reasonable discretion to take into account any changes required to comply with applicable laws enacted after the Effective Date.
          1.1 Term of Purchase Option. The term of the Purchase Option shall begin upon the Effective Date and shall terminate at 5:00 p.m. (prevailing Pacific time) on May 22, 2012 (the “Option Term”).
          1.2 Optionee Due Diligence. During the Option Term, Optionee may conduct any and all investigations, inspections, tests, examinations, surveys, studies and analyses which Optionee deems necessary or otherwise elects to make with respect to the Option Property. Optionee may request from Owner the right to enter the Option Property for such purpose, which Owner shall grant subject to Owner and Optionee entering into a mutually acceptable right-of-entry and indemnification agreement which shall provide for (a) the right to enter the Option Property for a period of sixty (60) days for such purpose and (b) reasonable and customary terms and conditions regarding the conduct of Owner’s investigations, inspections, tests, examinations, surveys, studies and analyses. In addition, in response to Optionee’s request, Owner shall deliver or otherwise make available to Optionee documents, materials, reports and information relating to the Option Property in scope and manner similar to the Property Documents (as defined in the Phase 1 Purchase Agreement) Optionee received from Owner pursuant to the Phase 1 Purchase Agreement. Owner shall only be obligated to provide such documents, materials, reports and information in response to two (2) requests made by Optionee during the Option Term.
          1.3 Exercise of Purchase Option. Optionee may exercise the Purchase Option, if at all, by delivering written notice to Owner not less than six (6) months before the expiration of the Option Term and in accordance with the notice provisions of Section 12 of this Grant (the “Exercise Notice”). The Exercise Notice shall affirmatively state that the Optionee exercises the Purchase Option without condition (other than the closing conditions set forth in the Option Purchase Agreement) or qualification and shall specify the closing date, which date shall be at least sixty (60) days following the date of the Exercise Notice and no later than the last day of the Option Term (the “Purchase Option Closing Date”). If the Purchase Option is duly and timely exercised, (a) the parties shall execute, date and deliver the Option Purchase Agreement within ten (10) days after the exercise of the Purchase Option, (b) Optionee shall deposit five percent (5%) of the Option Purchase Price in escrow as the “Deposit” under the Option Purchase Agreement within five (5) business days after full execution of the Option Purchase Agreement, and (c) Optionee shall deposit the Option Purchase Price in escrow as and when required in accordance with the terms of the Option Purchase Agreement. Any qualified or conditional (other than as provided above) exercise of the Purchase Option shall be void.
          1.4 Purchase Price. The purchase price (the “Option Purchase Price”) to be paid by Optionee to Owner for the Option Property shall be an amount equal to the product of Eighty and 00/100 Dollars ($80.00) and the positive difference between (a) 888,860 and (b) the aggregate square footage of office space for the three buildings to be built on Phase 1 pursuant to the Development Services Agreement, as adjusted pursuant to this Section 1.4.

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               1.4.1 CPI Adjustments. The Option Purchase Price shall be adjusted on each and every anniversary of the Effective Date of this Grant that occurs before the Purchase Option Closing Date (each, an “Adjustment Date”). The adjustment shall equal the percentage increase in the CPI Index for the month immediately before the month in which the Adjustment Date occurs over the CPI for the month in which the preceding Adjustment Date occurred (or, in the case of the first adjustment, over the CPI for the month in which the Effective Date occurs), multiplied by the Option Purchase Price that payable immediately preceding the Adjustment Date. In no event shall the Option Purchase Price payable pursuant to the Purchase Option be adjusted downward as a result of a decrease in the CPI. The term “CPI” means the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index (All Urban Consumers, All Items, 1982-1984 = 100) for San Francisco/Oakland/San Jose. If the CPI is not published for the specified month, the CPI for the next succeeding month shall be substituted and the Option Purchase Price shall otherwise be computed in accordance with this Section. If the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation.
               1.4.2 FAR Adjustments. Optionee acknowledges that Owner is currently pursuing certain entitlement matters with respect to the Option Property, specifically as follows: (a) the reallocation of the entitlement for approximately 100,000 square feet of office space from the building to be constructed on Parcel 1 of the Phase 1 Property (“Building 1”) to the building to be constructed on the Option Property (“Building 4”), such that, after the reallocation, the entitled square footage for Building 1 will not be less than 124,767 square feet and the entitled square footage for Building 4 will not be less than 327,000 square feet (the “FAR Reallocation”); and (b) a further increase in the entitlement for square footage of Building 4 from 327,000 square feet (taking into account the FAR Reallocation) by up to an additional 100,000 square feet such that, after the increase, the square footage of Building 4 will be as much as 427,000 square feet (the “FAR Increase”). If Owner successfully completes the FAR Increase before the Purchase Option Closing Date, then the Option Purchase Price shall be adjusted to equal the sum of (i) the product of Eighty and 00/100 Dollars ($80.00) (subject to CPI adjustment as provided in Section 1.4.1) and 327,000, plus (ii) the product of Forty and 00/100 Dollars ($40.00) (subject to the same CPI adjustment set forth in Section 1.4.1) and the difference between (x) the entitled square footage of office space for Building 4 as of the Purchase Option Closing Date (up to a maximum of 427,000) and (y) 327,000. If, for any reason (including, without limitation, as a result of Owner’s failure to complete the FAR Reallocation), the entitled square footage of office space for Building 4 as of the Purchase Option Closing Date is less than 327,000, then the Option Purchase Price shall be adjusted to equal (i) the product of Eighty and 00/100 Dollars ($80.00) (subject to CPI adjustment as provided in Section 1.4.1) and the entitled square footage of office space for Building 4 as of the Purchase Option Closing Date, minus (ii) the product of Forty and 00/100 Dollars ($40.00) (subject to the same CPI adjustment as provided in Section 1.4.1) and the negative difference between (x) the entitled square footage of office space for Building 4 as of the Purchase Option Closing Date and (y) 327,000.
               1.4.3 Accrued Expenses. In addition to the Option Purchase Price, at the Purchase Option Closing Date, Optionee shall pay to Owner (a) a portion of the “Shared Costs” (as defined in the Reimbursement Agreement [as defined in the Phase 1 Purchase Agreement]) paid by Owner, in its capacity as Owner of the property identified in the Reimbursement

3

Agreement as “Parcel 2”, prior to the Purchase Option Closing Date under the Reimbursement Agreement and not previously paid by Optionee pursuant to the Phase 1 Purchase Agreement or Phase 1 Development Services Agreement, (b) the traffic impact fees attributable to the Option Property and paid by Owner prior to the Purchase Option Closing Date, provided that Optionee’s payment for traffic impact fees shall not exceed the sum of (x) the positive difference between $5,600,000 less the traffic impact fees previously paid by Optionee pursuant to the Phase 1 Purchase Agreement or Phase 1 Development Services Agreement with respect to Phase 1, plus (y) any actual additional traffic impact fees imposed by the City of San Jose and attributable to the FAR Increase, if any, and (c) the costs of site development improvements to the Option Property or offsite improvements benefiting the Option Property (such as paving improvements to specifications required for construction of the Phase 2 Parking Structure as defined in Section 6 or installation of utility lines and hookups) made after the date hereof, provided that Optionee has approved in writing and in advance the plans and specifications for such improvements and the estimated cost thereof. Except as expressly provided in this Section 1.4.3, Optionee shall not reimburse Owner for or otherwise be responsible or liable for any other accrued expenses incurred by Owner in connection with the ownership or development of the Option Property.
          1.5 FAR Reallocation and FAR Increase. Owner shall use commercially reasonable good faith efforts to pursue and complete the FAR Reallocation and the FAR Increase in a timely manner, at Owner’s sole cost, provided that such efforts shall not include an obligation of Owner to consent to or permit the imposition of any conditions to approval of either the FAR Reallocation or the FAR Increase that, in Owner’s reasonable discretion, may have a material adverse effect on Parcel 6 and/or Parcel 7 depicted on the Parcel Map. During the Option Term, Owner shall not pursue any other entitlement efforts with respect to the Option Property without first obtaining Optionee’s prior written consent, which shall not be unreasonably withheld. Optionee shall in good faith cooperate with Owner as may be reasonably necessary in connection with Owner’s efforts to obtain the FAR Reallocation and FAR Increase. Any conditions to the approval of either the FAR Reallocation or the FAR Increase that, in Optionee’s reasonable discretion, may have a material adverse effect on Parcels 1, 2, 3, 4 and/or 5 shall be subject to Optionee’s prior written approval, which approval shall not be unreasonably withheld. The foregoing notwithstanding, Optionee shall not unreasonably withhold, condition or delay its approval of site development modifications to Parcel 4 imposed by the City in connection with the FAR Reallocation.
          1.6 Owner’s Rights. During the Option Term and thereafter, Owner shall have the right to use the Option Property for any purpose and in any manner and to enter into any agreements, encumbrances, leases, licenses, easements, or other occupancy permits that are terminable by Owner on or prior to the Purchase Option Closing Date, provided that Owner shall, at Owner’s cost, terminate any of the foregoing prior to and as a condition of closing under any Option Purchase Agreement or ROFO Purchase Agreement. During the Option Term and thereafter, Owner shall have the right to make improvements to the Option Property that are temporary in scope and nature, provided that Owner shall, at Owner’s cost, remove any such improvements prior to and as a condition of closing under any Option Purchase Agreement or ROFO Purchase Agreement or deliver the Option Property with such improvements if acceptable to Optionee.

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          1.7 Termination of Purchase Option. The Purchase Option shall terminate upon the occurrence of either of the following events: (a) the Purchase Option is not exercised as required by this Grant at least six (6) months before the expiration of the Option Term or (b) the Purchase Option is timely and properly exercised as required by this Grant and the parties enter into the Option Purchase Agreement (which shall then supersede this Grant). In either event, the Purchase Option and all rights of Optionee under Section 1 shall automatically and immediately terminate without notice and cease to be of any force or effect whatsoever, and Optionee shall have no further right to purchase the Option Property, except as set forth in Section 2, below. Once it has terminated, the Purchase Option may not be revived by any further action by Optionee.
     2. Grant of Right of First Offer. Owner hereby grants to Optionee a one-time right of first offer (the “ROFO”) to purchase the Option Property in accordance with the terms and conditions of this Section 2.
          2.1 Offer Procedure. If Optionee does not exercise the Purchase Option during the Option Term and if Optionee is not in default under this Grant, then Optionee shall have a ROFO to purchase the Option Property. If Owner desires to (a) sell, market for sale or enter into negotiations to sell the Option Property or (b) Commence Development on the Option Property, Owner shall send written notice (the “ROFO Notice”) to Optionee of its proposed action. For purposes of this Section 2, Owner shall be deemed to “Commence Development” of the Option Property at such time as Owner has caused design development documents to be prepared for Owner’s proposed development of the Option Property (but the term Commence Development shall not be deemed to include construction of site improvements to the Option Property in accordance with the Approved Final Plans and Specifications as defined in the Phase 1 Development Services Agreement). If delivered in connection with clause (a) above, the ROFO Notice shall state: (i) the purchase price, (ii) the amount and structure of the required earnest money deposits, (iii) the length of any due diligence period, (iv) the date of the closing, (v) the place for close of escrow, (vi) the allocation of expenses of closing between Owner and Optionee, (vii) a list of entitlements obtained and currently pending for the Option Property, and (viii) other material terms and conditions of the proposed action. If delivered in connection with clause (b) above, the ROFO Notice shall also state the proposed development which Owner intends to commence, in addition to items (i) through (vii) above. Upon receipt of the ROFO Notice, Owner and Optionee shall negotiate in good faith for a period of ten (10) business days after receipt of the ROFO Notice a letter of intent (the “ROFO Letter of Intent”) acceptable to both parties for the purchase and sale of the Option Property.
          2.2 Purchase Agreement. If Owner and Optionee duly and timely execute the ROFO Letter of Intent, Owner and Optionee shall negotiate in good faith for a period of thirty (30) days (a) a purchase agreement that incorporates the terms and conditions set forth in the ROFO Letter of Intent and that is otherwise substantially similar to the Option Purchase Agreement but with customary due diligence provisions (the “ROFO Purchase Agreement”) and (b) if applicable and at each of Owner’s and Optionee’s sole option, a development services agreement that incorporates the terms and conditions set forth in the ROFO Letter of Intent and that is otherwise substantially similar to the Phase 1 Development Services Agreement (the “Phase 2 Development Services Agreement”).

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          2.3 Rejection of ROFO. If Owner and Optionee have not entered into the ROFO Letter of Intent within the ten business day period set forth in Section 2.1 or if Owner and Optionee have not entered into the ROFO Purchase Agreement and, if applicable and at each of Owner’s and Optionee’s sole option, the Phase 2 Development Services Agreement within the thirty-day period set forth in Section 2.2, then (subject to Section 2.4) the ROFO and all rights of Optionee under Section 2 shall automatically and immediately terminate without notice and cease to be of any force or effect whatsoever, and Optionee shall have no further right to purchase the Option Property, except as provided in Section 2.4.
          2.4 Right to Sell/Develop after ROFO. If Owner fails to (a) within six (6) months after delivery of the ROFO Notice close a sale on an arms’-length basis to an unrelated third party for a purchase price that is at least ninety-five percent (95%) of the purchase price stated in the ROFO Notice (the calculation of which shall include adjustments to account for allocation of closing costs, title premiums and charges, and transfer taxes) or (b) within twelve (12) months after delivery of the ROFO Notice Commence Development of the Option Property, then Optionee’s ROFO shall revive and apply to any future proposed sales or development of the Option Property, in accordance with the terms and conditions of this Section 2.
          2.5 Termination of ROFO. The ROFO shall terminate upon the occurrence of the following events: (a) the ROFO is not exercised in accordance with Section 2 after delivery of the ROFO Notice, or (b) the execution of the ROFO Purchase Agreement by both parties (which shall then supersede this Grant). In either event, the ROFO and all rights of Optionee under Section 2 shall automatically and immediately terminate without notice and cease to be of any force or effect whatsoever, and Optionee shall have no further right to purchase the Option Property, except pursuant to the ROFO Purchase Agreement (if applicable). Once it has terminated, the ROFO may not be revived by any further action by Optionee except pursuant to Section 2.4.
          2.6 No Implied Obligation. Nothing contained in this Section 2 is intended to imply or create any obligation of Owner to sell the Option Property to any person at any time or to develop the Option Property at any time. The ROFO shall be exercised by Optionee if, and only if, Owner elects in its discretion to sell or develop the Option Property. Owner shall have no obligation to provide any information to Optionee regarding the negotiations or agreements with any third parties concerning the sale or development of the Option Property, including, without limitation, any drawings, plans or specifications for improvements on the Option Property, except to the extent, and only to the extent, that it becomes necessary to prove that the ROFO was not subject to revival under Section 2.4.
     3. Condition of Title. If the Purchase Option or the ROFO is exercised by Optionee, at the closing pursuant thereto, Owner shall convey to Optionee marketable and insurable fee simple title to the Real Property by grant deed, subject to: (a) liens to secure payment of real estate taxes and assessments not delinquent (subject to proration at closing); (b) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (c) all matters that would be disclosed by an updated survey of the Option Property; (d) a standard exclusion from Optionee’s Title Policy for matters that are actually known to Optionee and not disclosed to the Title Company, provided that the foregoing shall not mean or imply that title will be conveyed to or accepted by Optionee

6

subject to (i) any matters shown on the current or any previous preliminary reports received by Optionee but not included in the approved exceptions listed in clause (f) below or exceptions approved by Optionee pursuant to clause (h), (ii) any items or matters that Owner is required, pursuant to this Agreement or in the Option Purchase Agreement or ROFO Purchase Agreement, as applicable, to remove; (e) any exceptions or matters created by Optionee, its agents, employees or representatives; (f) the exceptions identified as items numbered 1 through 9, 12 through 20 and 22 through 24 on the Preliminary Report for the Option Property prepared by First American Title Insurance the Title Company and attached hereto as Exhibit C, (g) any matters depicted on the survey provided by Owner pursuant to the Phase 1 Purchase Agreement; and (h) such other exceptions as Optionee may approve in writing pursuant to the Option Purchase Agreement or the ROFO Purchase Agreement, as applicable.
     4. Excluded Transfers. The Purchase Option and the ROFO shall not apply to (a) any sales, transfers, or encumbrances of the Option Property, or any part thereof, in connection with the financing or refinancing of the Option Property, or any part thereof, by Owner, (b) any sales, transfers, conveyances of the Option Property, or any part thereof, to an Owner Affiliate, or (c) any sales, transfers, conveyances, assignments, financings, refinancings, restructurings or encumbrances of any direct or indirect interest in Owner to or from any Owner Affiliate; provided that the Purchase Option and ROFO shall survive any of the foregoing sales, transfers, conveyances, assignments, financings, refinancings, restructurings or encumbrances and be binding on Owner’s successors and assigns in connection therewith, and further provided that any of the foregoing sales, transfers, conveyances, assignments, financings, refinancings, restructurings or encumbrances are made for a good faith business purpose and not, whether in a single transaction or in a series of transactions, entered into as a subterfuge to evade Owner’s obligations as set forth in this Grant. For purposes of this Grant, the term “Owner Affiliate” means any person or entity that directly or indirectly Controls, is Controlled by, or is under common Control with, Owner and the terms “Control” or “Controlled by” or “Controlling” or any derivative thereof, when used with respect to any specified entity or person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified entity or person, whether through ownership of voting securities or other ownership interests or by contract. Without limiting the generality of the foregoing, any entity or person which together with Owner Affiliates owns, directly or indirectly, securities representing more than twenty percent (20%) of the value or ordinary voting power of a corporation or more than twenty percent (20%) of the partnership, general partnership, membership or other ownership interests (based upon value or vote) of any other entity is deemed to Control such entity.
     5. Option Consideration. On execution and delivery of this Grant, Optionee shall pay to Owner, in immediately available funds, the sum of $10.00 as consideration for the Purchase Option and the ROFO. The consideration set forth in this Section, as well as any other consideration deemed to have been received by Owner under this Grant, is and shall be deemed consideration solely for the granting of the Purchase Option and the ROFO by Owner. On expiration or termination of this Grant, Owner shall retain all option consideration. If the Purchase Option or ROFO is exercised, the consideration shall be credited against the purchase price of the Option Property, if closing occurs in accordance with Option Purchase Agreement or the ROFO Purchase Agreement.

7

     6. Option to Acquire Parking Easement. Owner hereby grants a one-time right to acquire an exclusive easement to additional parking (the “Parking Easement Option”) in accordance with the terms and conditions of this Section 6. At any time after expiration of the Purchase Option, if Optionee has not exercised the Purchase Option and Optionee has not defaulted under this Grant, Owner shall provide written notice to Optionee that Owner intends to commence construction of the parking structure on Unit 2 of Parcel 5 (the “Phase 2 Parking Structure”), which notice shall specify the estimated cost to construct each parking stall within the Phase 2 Parking Structure and the number of parking stalls available for a easement in favor of Optionee (which number shall not be less than sixty-four (64) parking stalls) (the “Parking Easement Notice”). Upon receipt of the Parking Easement Notice, Optionee shall have the right, for a period of thirty (30) days, to exercise the Parking Easement Option by giving Owner written notice (the “Acceptance Notice”) that Optionee desires to obtain an easement to use the parking stalls in the Phase 2 Parking Structure and specifying the number of parking stalls for which Optionee desires to be granted the easement. Any qualified or conditional acceptance by Optionee of the Parking Easement Option shall be deemed a rejection of the offer. If, within such thirty (30) day period, Optionee gives the Acceptance Notice, then Owner and Optionee shall for a period of thirty (30) days negotiate in good faith (a) a definitive parking easement agreement (the “Phase 2 Parking Easement”) that grants to Optionee an exclusive easement over the number of parking stalls set forth in the Acceptance Notice in an area within the Phase 2 Parking Structure mutually acceptable to Owner and Optionee; and (b) a shared parking agreement (the “Phase 2 Shared Parking Agreement”) that (i) provides for payment by Optionee to Owner of a fixed easement fee calculated by multiplying the number of parking stalls set forth in the Acceptance Notice by the estimated cost to construct each stall as set forth in the Parking Easement Notice, less One Hundred Fifty Thousand Dollars ($150,000), which Owner and Optionee hereby agree is the amount to be credited to Optionee for reimbursement of the cost of certain site improvements to Parcel 4 to be constructed by Optionee concurrent with site improvements to the Phase 1 Property (the “Optionee’s Parking Cost Payment”), (ii) provides for the on-going payment by Optionee of its proportionate share of all costs and expenses of maintenance, insurance, taxes and utilities of the Phase 2 Parking Structure, (iii) provides for payment of a deposit in the amount of fifty percent (50%) of the Optionee’s Parking Cost Payment upon issuance of the building permit for the Phase 2 Parking Structure, (iv) provides for payment of the remaining fifty percent (50%) of the Optionee’s Parking Cost Payment upon the date construction of the Phase 2 Parking Structure is completed, all governmental approvals required for the operation of the Phase 2 Parking Structure have been issued, and Owner has commenced operation and use of the Phase 2 Parking Structure, and (v) incorporates other terms and conditions consistent with custom and practice for the granting of easements for a parking structure supporting a mixed-use project. The Phase 2 Shared Parking Agreement shall be substantially in the form executed by Grantee and USR at First, LLC and dated as of May 22, 2008 with respect to the garage structure to be located on Unit 1 of Parcel 5. The Phase 2 Parking Easement and the Phase 2 Shared Parking Agreement may be negotiated and executed as a single document. If Owner and Optionee have not entered into the Phase 2 Parking Easement and Phase 2 Shared Parking Agreement within the thirty-day period, Optionee’s Parking Easement Option and all rights of Optionee under this Grant shall automatically and immediately terminate without notice and cease to be of any force or effect whatsoever, and Optionee shall have no further rights to the Parking Easement Option and under this Section 6.

8

     7. Memorandum of Option. On execution of this Grant, Owner and Optionee shall execute and record in the official records of the County of Santa Clara a Memorandum of Option in the form of Exhibit D attached hereto. Optionee shall pay the recording cost. Optionee covenants to execute and deliver to Owner immediately on the expiration or earlier termination of all of the Purchase Option, ROFO and Parking Easement Option, a release or quitclaim deed in recordable form, releasing and reconveying to Owner all right, title, and interest of Optionee in the Option Property. In addition, at any time following the expiration or earlier termination of each of the Purchase Option, ROFO and Parking Easement Option, Optionee will confirm such expiration or earlier termination by written estoppel certificate or like documentation, within ten (10) days following written request by Owner for such confirmation.
     8. Condemnation. If at any time either Owner or Optionee receives notice of any condemnation or eminent domain proceeding, or any proceeding in lieu of condemnation, initiated against the Option Property, then the party receiving notice shall promptly notify the other party of that fact. Optionee may elect to terminate this Grant by delivering written notice to Owner within thirty (30) days after Optionee receives such notice. If Optionee does not elect to terminate, and if such condemnation or eminent domain proceeding does not affect the entire Option Property, then the parties shall negotiate in good faith such revisions to this Grant as may be appropriate and acceptable to both parties in their reasonable discretion.
     9. Assignment. The Purchase Option, the ROFO, the Parking Easement Option and the rights under this Grant, are personal to the Optionee originally named hereunder and to an Optionee Affiliate, and Optionee shall have no right to assign all or any of the Purchase Option, the ROFO, the Parking Easement Option or any of Optionee’s rights under this Grant, by assignment, reservation or otherwise to any person or entity other than an assignment (by itself or in connection with sales, transfers, conveyances, financings, refinancings, or restructurings) made for a good faith business purpose and not (whether in a single transaction or in a series of transactions) entered into as a subterfuge to evade the restrictions against assignment and reservation set forth in this Section 9. For example, and without limiting the foregoing, an assignment to a third party that is conditioned upon a lease of the Option Property to the originally named Optionee or an Optionee Affiliate immediately after closing of the sale would be for a good faith business purpose and, therefore, allowed under this Section 9. If at any time the Optionee originally named under this Grant assigns this Grant, the Purchase Option, the ROFO, the Parking Easement Option or any other rights under this Grant, to any person or entity, other than to an Optionee Affiliate or in connection with a good faith business purpose as allowed by this Section 9, then (a) such attempted assignment (but not this Grant or Optionee’s rights hereunder, which shall remain for the benefit of Optionee) shall be void and of no force or effect whatsoever, and (b) upon final determination that such attempted assignment is not allowed hereunder (by the parties’ mutual agreement, arbitration, judgment or otherwise) Optionee shall pay Owner Fifty Thousand Dollars ($50,000). For purposes of this Grant, the term “Optionee Affiliate” means (i) any person or entity that directly or indirectly Controls, is Controlled by, or is under common Control with, the Optionee, (ii) any entity that results from the transfer of all or substantially all of Optionee’s assets or stock, or (iii) any entity that results from the merger or consolidation of Optionee with another entity. Without limiting the generality of the foregoing, any entity or person which together with Optionee Affiliates owns, directly or indirectly, securities representing more than twenty percent (20%) of the value or ordinary voting power of a corporation or more than twenty percent (20%) of the partnership,

9

general partnership, membership or other ownership interests (based upon value or vote) of any other entity is deemed to Control such entity.
     10. Attorneys’ Fees. In the event of any action at law or in equity between the parties arising from or in connection with this Grant (including, without limitation, any dispute as to whether an assignment of this Grant by Optionee is allowed under Section 9), the prevailing party shall recover attorney’s fees and other costs incurred in that action in addition to any other relief, and such attorney’s fees and costs shall be included in and as part of any judgment in such action.
     11. Subordination. Owner shall have the absolute right at any time to encumber Owner’s interest in the Option Property in any way, including, but not limited to, by mortgage or deed of trust, in Owner’s sole discretion. Optionee expressly agrees that Owner may cause the Purchase Option and ROFO to become subject and subordinate to the lien of a future mortgage, deed of trust or other lien securing indebtedness of Owner (any such, a “Mortgage”) to the extent provided in and on the terms and conditions of this Section 11. Optionee agrees, upon the written request of the holder of any Mortgage hereinafter granted by Owner, or any prospective lender to Owner whose loan will be secured by a Mortgage, to enter into (and to execute, acknowledge and deliver) a subordination and recognition agreement (“SNDA”) containing such provisions as may be reasonably requested by such holder or prospective lender and acceptable to Optionee, which shall in any event include the holder of the Mortgage’s agreement to recognize Optionee’s rights under this Grant under all circumstances (including, without limitation, after the holder of the Mortgage or its designee’s acquisition of title to the Option Property by foreclosure or deed-in-lieu of foreclosure). The failure or refusal of the holder of a future Mortgage to enter into a recognition agreement with Optionee shall not render Owner liable to Optionee, or affect this Grant, in any manner, except that, in such event, this Grant, the Purchase Option and the ROFO shall not be subordinated to such Mortgage unless and until such time as the holder of such Mortgage enters into an SNDA as described above. In the event Optionee exercises the Purchase Option or ROFO, Owner shall, at or prior to close of escrow of the sale to Optionee pursuant to the Purchase Option or ROFO, cause the removal of the lien of any Mortgage then encumbering the Option Property. Owner shall use commercially reasonable efforts to obtain an SNDA from the holder of any Mortgage encumbering the Option Property as of the date of this Agreement.
     12. Notices. All notices, demands or other communications of any type given by either party to the other, whether required by this Grant or in any way related to this transaction, shall be in writing and delivered: (a) by hand or Federal Express or similar courier service; (b) by United States Mail, as a certified item, return receipt requested, and deposited in a Post Office or other depository under the care or custody of the United States Postal Service, with proper postage affixed, or (c) transmitted by facsimile or electronic mail with a hard copy sent within one (1) business day by any of the foregoing means. Each notice to a party shall be addressed as follows:

10

To Seller:	MFP/Hunter@First Office Partners, LLC
10121 Miller Avenue, Suite 200
Cupertino, California 95014
Attention: Derek K. Hunter, Jr
Fax: 408-255-4100
Email: deke@hunterproperties

With a copy to:	MacFarlane Urban Realty Company
201 Spear Street, 12th Floor
San Francisco, California 94105-1636
Attention: Thomas C. Klugherz
Fax.: (415) 356-2511
Email: tklugherz@macfarlanepartners.com

With a copy to	Coblentz, Patch, Duffy & Bass LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Danna Kozerski
Fax: (415) 989-1663
Email: dmk@coblentzlaw.com

To Buyer:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention: Michael Hirahara
Fax: (408) 333-8101
Email: mhirahar@brocade.com

With a copy to	Ellman Burke Hoffman & Johnson
601 California Street, 19th Floor
San Francisco, California 94108
Attention: Jodi Fedor
Fax: (415) 296-1765
Email: jfedor@ellman-burke.com
Any notice delivered by hand or Federal Express or similar courier service shall be deemed to be delivered when actual delivery is made. Any notice deposited in the United States Mail in the manner required above shall be deemed to be delivered three (3) calendar days after the date of such deposit, and any time periods provided for herein during which a party may act shall not commence until such notice is deemed to be so delivered. Any notice delivered by facsimile or electronic mail shall be deemed to be delivered when actual delivery is made (as evidenced by the notifying party’s receipt of written or electronic confirmation of such delivery or refusal of delivery prior to 5:00 pm prevailing Pacific time on a business day). Either party hereto may change its address by notice given as provided herein to the other party.

11

     13. Time is of Essence. Time is of the essence with respect to each and every provision in this Grant and is a material term of this Grant.
     14. Governing Law. This Grant shall be governed by and construed in accordance with the laws of the State of California.
     15. Business Day; Deadlines. For purposes of this Agreement, the term “business day” shall mean Monday through Friday, inclusive, but excluding any day which is recognized as a legal holiday by the State of California or the United States. If the last day of any period to give notice, reply to a notice or undertake any action under this Grant occurs on a Saturday, Sunday or bank holiday, then the last day for such undertaking, action, giving or replying to notice shall be the next succeeding business day.
     16. Counterparts. This Grant may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.
     17. Entire Agreement. This Grant contains the entire agreement between the parties pertaining to the subject matter in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Grant shall be binding unless executed in writing by all parties.

12

     IN WITNESS WHEREOF, the parties have executed this Grant on the date set forth below the signature of each.
OWNER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

	By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

			By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr. Its: President and Secretary
Dated: May ___, 2008
OPTIONEE:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:
Richard Deranleau Vice President of Finance and Chief Financial Officer

Dated: May ___, 2008

13

EXHIBIT A
LEGAL DESCRIPTION
Real property in the City of San Jose, County of Santa Clara, State of California, more particularly described as follows:
Parcels 1, 2, 3, 4, 5, 6 and 7 as shown upon that certain Map entitled “Parcel Map – Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
Exhibit A, Page 1

EXHIBIT A-1
PARCEL MAP
The Parcel Map has been recorded in the official records of Santa Clara County in Book 842 of Maps at Pages 39–42 on May 5, 2008. A rendering of the Parcel Map is attached for reference purposes only.
Exhibit A-1, Page 1

HIGHWAY 237
PARCEL 7
14.846 ± ACRES
(824 M 39-42)
PARCEL 1
1.969± ACRES
(824 M 39-42)
PARCEL 2
2.187± ACRES
(824 M 39-42)
PARCEL 3
2.739± ACRES
(824 M 39-42)
PARCEL 6
10.111± ACRES
(824 M 39-42)
PARCEL 4
2.135± ACRES
(824 M 39-42)
PARCEL 5
4.776± ACRES
(824 M 39-42)
HOLGER WAY
HEADQUARTERS DRIVE

PARCEL MAP EXHIBIT

@ FIRST PROJECT

SAN JOSE CALIFORNIA

(FOR REFERENCE ONLY)

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	MAY, 2008
SCALE	N.T.S.
DR. BY	JN
JOB	A06247
SHEET NO.	1

Exhibit A-1, Page 2

EXHIBIT A-2
CONDOMINIUM PLAN

DESCRIPTION	SHEET
Index	1
Surveyor's Statement	2
Notes and Definitions	3
Units	4
Common Area	5

CONDOMINIUM PLAN
PARCEL 5 AT FIRST GARAGE
EXHIBIT "A"
SAN JOSE CALIFORNIA

INDEX

DATE MAY, 2008
SCALE N/A
DR. BY CSS/BR
JOB A06247-10
SHEET NO. 1 OF 5

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

SURVEYOR'S STATEMENT

"I, Ryan M. Amaya, hereby state that I am a Licensed Professional Land Surveyor, L.S. Number 8134, of the State of California, that a survey was made under my direction and that the survey is true and complete as shown on this plan; that the monuments and benchmarks are of the character and occupy the positions indicated on the within plan and that they are sufficient to enable this survey to be retraced, and that the buildings are as shown; the condominium plan consists of a description or survey map of a condominium project which refers to or shows monumentation on the ground and a three dimensional description of the project in sufficient detail to identify the common areas and each separate interest pursuant to the requirements of California Civil Code 1351(e)."

Date:

Ryan M. Amaya
L.S. No. 8134

LICENSED LAND SURVEYOR
RYAN M. AMAYA
EXP. 12-31-08
No. 8134
STATE OF CALIFORNIA

SAN JOSE	CONDOMINIUM PLAN PARCEL 5 AT FIRST GARAGE EXHIBIT "A"	CALIFORNIA

SURVEYOR'S STATEMENT

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	MAY, 2008
SCALE	N/A
DR. BY	CSS/BR
JOB	A06247-10
SHEET NO.	2 OF 5

Exhibit A-2, Page 2

NOTES AND DEFINITIONS

1. All dimensions shown are in feet and decimals thereof.

2. All building and unit lines are parallel or perpendicular to each other, unless shown otherwise on the plans.

3. "Unit" means the two Air Space Units, as defined in Section 2.2 of the Covenants, Conditions and Restrictions, for Parcel 5 at First Garage Condominiums (the "CC&Rs") and in Section 1351(f) of the California Civil Code, which are not owned in common with the Owners of other Condominiums in the Project. Each Unit is identified by separate number on the Condominium Plan.

4. "Common Area" means all of the Project excepting the individual Units, as defined in Section 2.9 in the CC&Rs.

5. Benchmark: Santa Clara Valley Water District BM-273, Brass disk in top of the curb on the southerly side of Holger Way in front of third fire hydrant approx. 950' easterly of Headquarters Drive. Elevation = 4.19 feet.
(Note: 100 feet was added to all elevations shown hereon.)

CONDOMINIUM PLAN
PARCEL 5 AT FIRST GARAGE
EXHIBIT "A"
SAN JOSE CALIFORNIA

NOTES AND DEFINITIONS

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE MAY, 2008
SCALE N/A
DR. BY CSS/BR
JOB A06247-10
SHEET NO. 3 OF 5

Exhibit A-2, Page 3

CURVE TABLE FOR SHEET 4 ONLY:

CURVE	RADIUS	DELTA	LENGTH
C1	123.00'	23°30'51"	50.48'
C2	652.38'	20°26'08"	232.68'
C3	631.47'	25°35'23"	282.03'
C4	631.47'	14°53'05"	164.05'

LINE TABLE FOR SHEET 4 ONLY:

LINE	BEARING	DISTANCE
L1	S 88°44'54" W	3.85'
L2	N 37°32'48" E	43.43'

NOTE:
COMMON AREA
ELEVATION 90.00
DOWNWARD TO INFINITY
SEE SHEET 5

LEGEND

PROPERTY LINE	
ADJACENT PROPERTY LINE	
CENTERLINE	
EASEMENT	
UNIT LINE	

North

ABBREVIATIONS

(R)	RADIAL
O.R.	OFFICIAL RECORD
P.S.E.	PUBLIC SERVICE EASEMENT
E.A.E.	EMERGENCY ACCESS EASEMENT
RAD	RADIUS
S.E.	SIDEWALK EASEMENT

N 37°32'48" E 188.85'
N 62°27'12" W
54.96'
C4
S 49°06'01" E(R)
291.79'
N 52°27'12" W
UNIT 1
2.874 ± ACRES
ELEVATION 90.00 UPWARD TO INFINITY
PARCEL 5
(FOR CONDOMINIUM PURPOSES)
4.777 ± ACRES
(824 M 39-42)
10.00' P.S.E.
(523 M 7)
291.79'
N 52°27'12" W
20.00' E.A.E.
(824 M 39-42)
C3
S 08°37'33" E(R)
(631.47' RAD)
S 07°00'23" E(R)
(652.38' RAD)
S 13°25'45" W(R)
(652.38' RAD)
C2
UNIT 2
1.903 ± ACRES
ELEVATION 90.00 UPWARD TO INFINITY
N 62°44'39" W
27.70'
335.05'
275.29'
N 37°32'48" E
610.34'
L1
L2
C1
30'
30'
HEADQUARTERS DRIVE
ROSE ORCHARD WAY
3.00' S.E.
(824 M 39-42)

SAN JOSE	CONDOMINIUM PLAN PARCEL 5 AT FIRST GARAGE EXHIBIT "A"	CALIFORNIA
UNITS	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 Santa Clara, California 95054 (408) 727 6665 fax (408) 727 5641	

DATE	MAY, 2008
SCALE	1" = 100'
DR. BY	CSS/BR
JOB	A06247-10
SHEET NO.	4 OF 5

Exhibit A-2, Page 4

LINE TABLE FOR SHEET 5 ONLY:

LINE	BEARING	DISTANCE
L1	S 88°44'54" W	3.85'
L2	N 37°32'48" E	43.43'

CURVE TABLE FOR SHEET 5 ONLY:

CURVE	RADIUS	DELTA	LENGTH
C1	123.00'	23°30'51"	50.48'
C2	652.38'	20°26'08"	232.68'

LEGEND

PROPERTY LINE

ADJACENT PROPERTY LINE

CENTERLINE

EASEMENT

UNIT LINE

North

ABBREVIATIONS

(R)	RADIAL
O.R.	OFFICIAL RECORD
P.S.E.	PUBLIC SERVICE EASEMENT
E.A.E.	EMERGENCY ACCESS EASEMENT
RAD	RADIUS
S.E.	SIDEWALK EASEMENT

PARCEL 1
(824 M 39-42)
PARCEL 2
(824 M 39-42)
PARCEL 3
(824 M 39-42)
PARCEL 4
(824 M 39-42)
PARCEL 6
(824 M 39-42)
N 37°32'48" E 188.85'
R=631.47'
D=40°28'28"
L=446.08'
N 62°27'12" W
54.96'
S 49°06'01" E(R)
291.79'
N 52°27'12" W
20.00' E.A.E.
(824 M 39-42)
COMMON AREA
ELEVATION 90.00 DOWNWARD TO INFINITY
S 08°37'33" E(R)
(631.47' RAD)
S 07°00'23" E(R)
(652.38' RAD)
S 13°25'45" W(R)
(652.38' RAD)
C2
PARCEL 5
(FOR CONDOMINIUM PURPOSES)
4.777 ± ACRES
(824 M 39-42)
10.00' P.S.E.
(523 M 7)
N 62°44'39" W
27.70'
N 37°32'48" E
610.34'
L1
L2
C1
30' 30'
HEADQUARTERS DRIVE
ROSE ORCHARD WAY
3.00' S.E.
(824 M 39-42)

CONDOMINIUM PLAN PARCEL 5 AT FIRST GARAGE EXHIBIT "A"		DATE APR., 2008
SAN JOSE	CALIFORNIA	SCALE 1" = 100'
		DR. BY CSS/BR
COMMON AREA	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641	JOB A06247-10
		SHEET NO. 5 OF 5

Exhibit A-2, Page 5

EXHIBIT A-3
LEGAL DESCRIPTION OF OPTION PROPERTY
Real property in the City of San Jose, County of Santa Clara, State of California, more particularly described as follows:
PARCEL ONE:
Parcel 4 as shown upon that certain Map entitled “Parcel Map – Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-A:
Unit 2, as said unit is depicted on that certain Condominium Plan entitled “Condominium Plan Parcel 5 at First Condominiums”, which shall hereafter be referred to as (the “Plan”), which Plan is attached to and which unit is made subject to that certain Declaration of Covenants, Conditions and Restrictions for Parcel 5 at First Garage Condominiums, a Commercial/Industrial Project, which shall hereafter be referred to as (the “Declaration”), which Declaration recorded                     , 2008 as Document No.                     , Official Records; said Unit being situated on Lot 5 as said lot is shown upon that certain Map entitled “Parcel Map – Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-B
An undivided 1/2 interest as tenants in common in the Common Area of Lot 5, as defined in the Declaration and depicted on the Plan.
EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:
1. All the condominium units depicted on the Plan and defined in the Declaration other than the condominium unit described in Parcel Two-A above.
2. Non-exclusive easements for access, ingress, egress, support, utilities and other rights, over, under, upon and through the Common Area, appurtenant to all units, as said easements and rights are defined in the Declaration.

3. All easements as provided for in the Declaration.
PARCEL TWO-C:
A non-exclusive easement, appurtenant to Parcel Two-A above, for access, ingress, egress, support, utilities and all other easements and rights, over, under, upon and through the Common Areas as said easements and rights are defined in the Declaration.
PARCEL THREE:
Rights and easements granted in that certain Declaration of Master Covenants, Conditions, Restrictions and Reciprocal Easements recorded October 31, 2007 as Instrument No. 19634748, as amended by that certain First Supplemental Declaration of Covenants, Conditions, Restrictions and Reciprocal Easements recorded                     , 2008 as Instrument No.                     , both of Official Records.
PARCEL FOUR:
Non-exclusive easements for the passage of vehicles and pedestrians, utilities, drainage of storm waters and runoff as granted in that certain Declaration of Reciprocal Easements @First Office Project recorded                     , 2008 as Instrument No.                     , Official Records.
APN: Portions of 097-03-079 and 097-03-085 and 097-03-108 and 097-03-087
Exhibit A-3, Page 2

EXHIBIT B
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
     THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Agreement”) is dated as of this ___ day of                     , 20___, for reference purposes only, and is made by and between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Seller”), and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Buyer”). This Agreement shall be effective on the “Effective Date,” which is the date on which the last person signing this Agreement shall have signed this Agreement.
R E C I T A L S:
     This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:
     A. Seller is the owner of that certain real property located at the intersection of Highway 237 and North First Street in the City of San Jose, County of Santa Clara, State of California, commonly known as a portion of The Offices@North First Street (the “Land”), together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appurtenances, mineral rights, and air rights belonging or appertaining thereto (collectively with the Land, the “Real Property”). The Land is legally described on Exhibit A-1 and depicted on the parcel map attached hereto as Exhibit A-2 (the “Parcel Map”) as Parcel 4 and on the Condominium Plan attached hereto as Exhibit A-3 (the “Condominium Plan”) as Unit 2 of Parcel 5. The portion of Parcel 5 comprising part of the Property (as defined below) is sometimes separately referred to herein as the “Phase 2 Parking Parcel.”
     B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of April 24, 2008 (the “Phase 1 Purchase Agreement”), Buyer previously purchased from Seller certain real property as depicted as Parcels, 2 and 3 on the Parcel Map and Unit 1 of Parcel 5 as depicted on the Condominium Plan, and as more fully described in the Phase 1 Purchase Agreement (collectively, the “Phase 1 Property”).
     C. Concurrently with the closing of the purchase of the Phase 1 Property, Seller and Buyer entered into that certain Grant of Options (the “Grant”), under which Seller granted to Buyer, among other things, an option to purchase the Real Property on the terms and conditions set forth therein.
     D. Buyer has now duly exercised its option to purchase the Property (as defined below), and desires to purchase the Property from Seller upon the terms and conditions stated in this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained and other valuable consideration, the parties agree as follows:
     1. SALE AND PURCHASE; TITLE COMPANY.

          1.1 General. Subject to the terms, covenants and conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of the Property.
          1.2 The Property. As used in this Agreement, the term “Property” includes all of Seller’s right, title and interest in the Real Property and in all of the items described in Sections 1.2.1 through 1.2.3.
               1.2.1 Improvements. The improvements, if any, located on the Real Property.
               1.2.2 Entitlements. All assignable development rights, permits and approvals relating to the Real Property (the “Existing Entitlements”).
               1.2.3 Intangible Property. All assignable environmental, soil, geotechnical and other reports and studies, surveys, maps, plans and specifications, construction documents relating to the Real Property (the “Intangible Property”).
          1.3 Excluded Property. The term Property shall not include Seller’s right, title and interest in or to any accounts receivable, cash on hand, operating accounts, claims against third parties which relate to the Property and/or the use, operation, maintenance, physical condition or value of the Property and which exist or arose prior to the Effective Date, appraisals, business plans, or any other books, records or documents that Seller reasonably deems proprietary and/or confidential (the “Excluded Property”). Seller shall retain all right, title and interest in and to the Excluded Property.
          1.4 Title Company. The purchase and sale of the Property shall be accomplished through an escrow which Seller has established or will establish with First American Title Insurance Company (the “Title Company”) at 1737 North First Street, Suite 500, San Jose, California 95112, Attention: Sherry Savoy.
     2. PAYMENT OF PURCHASE PRICE.
          2.1 Purchase Price. The purchase price (the “Purchase Price”) to be paid by Buyer to Seller for the Property is an amount equal to [SUBJECT TO REVISION AS APPROPRIATE, CONSISTENT WITH THE GRANT, BASED ON ANY COMPLETED FAR INCREASE, FAR REALLOCATION AND/OR OTHER DECREASE IN ENTITLEMENT BELOW 327,000] the product of [Eighty and 00/100 Dollars ($80.00)] [TO BE ADJUSTED BY CPI IF OPTION IS EXERCISED ANY TIME AFTER ONE YEAR FOLLOWING EFFECTIVE DATE OF OPTION] and the positive difference between (a) 888,860 and (b) the aggregate square footage of office space for the three buildings [under construction/constructed] on Phase 1, as such amount may be adjusted pursuant to this Section 2.1. [FOLLOWING SECTIONS 2.1.1 AND 2.2.2 TO BE INCLUDED AND REVISED AS NOTED]
               2.1.1 [THIS SECTION TO BE INCLUDED IF AN ADJUSTMENT DATE WILL OCCUR AFTER EXERCISE OF OPTION AND BEFORE CLOSING]CPI Adjustments. The Purchase Price shall be adjusted as of May ___, 20___ [INSERT YEAR IN WHICH OPTION IS EXERCISED IF EXERCISED BEFORE MAY]. The adjustment shall equal the percentage increase in the CPI Index for the month of April, 20___ [INSERT YEAR IN

WHICH OPTION IS EXERCISED] over the CPI for month of April, 20___ [INSERT PREVIOUS YEAR], multiplied by the Purchase Price calculated pursuant to Section 2.1 as of the Effective Date. In no event shall the Purchase Price payable hereunder be adjusted downward as a result of a decrease in the CPI. The term “CPI” means the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index (All Urban Consumers, All Items, 1982-1984 = 100) for San Francisco/Oakland/San Jose. If the CPI is not published for the specified month, the CPI for the next succeeding month shall be substituted and the Purchase Price shall otherwise be computed in accordance with this Section. If the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation
               2.1.2 [THIS SECTION TO BE INCLUDED AND REVISED AS BASED ON STATUS OF REALLOCATION AND INCREASE AT THE TIME OF EXERCISE OF OPTION[Changes in Floor Area Ratio. Buyer acknowledges that Seller is currently pursuing certain entitlement matters with respect to the Land, specifically as follows: (a) the reallocation of the entitlement for approximately 100,000 square feet of office space from “Building 1” to be constructed on the Phase 1 Property to the building to be constructed on Parcel 4 of the Land (“Building 4”), such that after the reallocation the entitled square footage of Building 4 will not be less than 327,000 square feet (the “FAR Reallocation”); and (b) an increase in the currently entitled square footage of office space for Building 4 of 327,000 (taking into account the FAR Reallocation) by an additional 100,000 square feet such that the square footage of Building 4 will not be less than 427,000 square feet (the “FAR Increase”). If Seller successfully completes the FAR Increase before the Closing Date, then the Purchase Price shall be adjusted to equal the sum of (i) the product of [Eighty and 00/100 Dollars ($80.00)] [TO BE ADJUSTED BY CPI IF OPTION IS EXERCISED ANY TIME AFTER ONE YEAR FOLLOWING EFFECTIVE DATE OF OPTION] (subject to CPI adjustment as provided in Section 2.1.1) and 327,000, plus (ii) the product of [Forty and 00/100 Dollars ($40.00) ] [TO BE ADJUSTED BY CPI IF OPTION IS EXERCISED ANY TIME AFTER ONE YEAR FOLLOWING EFFECTIVE DATE OF OPTION] and the difference between (x) the entitled square footage of office space for Building 4 as of the Closing Date (up to a maximum of 427,000) and (y) 327,000. If, for any reason (including, without limitation, as a result of Seller’s failure to complete the FAR Reallocation), the entitled square footage of office space for Building 4 as of the Closing Date is less than 327,000, then the Purchase Price shall be adjusted to equal (i) the product of [Eighty and 00/100 Dollars ($80.00) ] [TO BE ADJUSTED BY CPI IF OPTION IS EXERCISED ANY TIME AFTER ONE YEAR FOLLOWING EFFECTIVE DATE OF OPTION] and the entitled square footage of office space for Building 4 as of the Closing Date, minus (ii) the product of [Forty and 00/100 Dollars ($40.00) ] [TO BE ADJUSTED BY CPI IF OPTION IS EXERCISED ANY TIME AFTER ONE YEAR FOLLOWING EFFECTIVE DATE OF OPTION] and the negative difference between (x) the entitled square footage of office space for Building 4 as of the Closing Date and (y) 327,000].
          2.2 Terms of Payment. Buyer shall pay the Purchase Price to Seller as follows:
               2.2.1 Deposit. Within five (5) business days after the Effective Date, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deposit in escrow with the Title Company, by wire transfer of immediately available federal funds in the amount of [___Million and 00/100 Dollars ($                     ] [INSERT AMOUNT EQUAL TO 5% OF PURCHASE PRICE] (the “Deposit”), as an earnest money deposit on account of the Purchase Price. Within two (2) business days after receipt of the Deposit, the Title Company shall release to Seller the Deposit and the Deposit shall be non-refundable to Buyer except by reason of a default by Seller under this Agreement or failure of any condition precedent set forth in Section 4.1. Buyer shall receive credit at the Closing (as defined in Section 12.1) for an amount equal to the Deposit, and any interest accrued thereon, which shall be applied against the Purchase Price on the Closing Date (as defined in Section 12.1).
               2.2.2 Payment of Balance. At the Closing, the balance of the Purchase Price, subject to the adjustments and prorations as provided in this Agreement, shall be paid by wire transfer of immediately available federal funds, to be deposited with Title Company on or prior to the Closing Date, but in any event in sufficient time to permit Title Company to deliver good funds on the Closing Date to Seller or its designee and to any mortgage holder whose loan is being paid from sale proceeds.
     3. DEPOSIT.
          3.1 Handling of Deposit. Title Company shall deposit the Deposit in an interest-bearing account, and all interest accrued on the Deposit shall be held for the account of Buyer.
          3.2 Default by Buyer; Liquidated Damages. BUYER ACKNOWLEDGES THAT THE CLOSING OF THE SALE OF THE PROPERTY TO BUYER, ON THE TERMS AND CONDITIONS AND WITHIN THE TIME PERIOD SET FORTH IN THIS AGREEMENT, IS MATERIAL TO SELLER. BUYER ALSO ACKNOWLEDGES THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IF SUCH TRANSACTION IS NOT SO CONSUMMATED DUE TO BUYER’S DEFAULT UNDER THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE OF THIS AGREEMENT, SELLER’S DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO COMPUTE IN LIGHT OF THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MARKET FOR REAL ESTATE AND REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY. IN LIGHT OF THE FOREGOING AND ALL OF THE OTHER FACTS AND CIRCUMSTANCES SURROUNDING THIS TRANSACTION, AND FOLLOWING NEGOTIATIONS BETWEEN THE PARTIES, BUYER AND SELLER AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WOULD SUFFER BY REASON OF BUYER’S DEFAULT HEREUNDER. ACCORDINGLY, BUYER AND SELLER HEREBY AGREE THAT, IN THE EVENT OF SUCH DEFAULT BY BUYER UNDER THIS AGREEMENT, SELLER MAY TERMINATE THIS AGREEMENT BY GIVING NOTICE TO BUYER AND TITLE COMPANY. IN THE EVENT OF SUCH TERMINATION, SELLER SHALL RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER’S SOLE REMEDY IN LIEU OF ANY OTHER CLAIM SELLER MAY HAVE AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE) ARISING BY REASON OF

BUYER’S DEFAULT. THE PARTIES HAVE INITIALED THIS SECTION 3.2 TO ESTABLISH THEIR INTENT TO SO LIQUIDATE DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 3.2 SHALL BE DEEMED TO LIMIT BUYER’S OBLIGATION TO PERFORM THE “CONTINUING OBLIGATIONS” DEFINED IN SECTION 4.3 BELOW.

Seller’s	Buyer’s
Initials:	Initials:

          3.3 Default by Seller. IF THE CLOSING FAILS TO OCCUR BECAUSE OF A DEFAULT BY SELLER UNDER THIS AGREEMENT, THEN BUYER MAY ELECT, AS ITS SOLE AND EXCLUSIVE REMEDY, ONE OF THE FOLLOWING: (a) TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO SELLER, IN WHICH CASE THE DEPOSIT AND ALL INTEREST ACCRUED THEREON SHALL BE RETURNED TO BUYER, AND BUYER SHALL RECOVER FROM SELLER AN ADDITIONAL SUM EQUAL TO ALL ACTUAL, OUT-OF-POCKET COSTS AND EXPENSES INCURRED BY BUYER IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THE ADDITIONAL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED TO BE ENTERED INTO IN CONNECTION WITH THIS AGREEMENT (INCLUDING EXHIBITS HERETO), AND THE PROJECT UP TO A MAXIMUM AMOUNT OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00); OR (b) BRING AN ACTION FOR SPECIFIC PERFORMANCE OF THIS AGREEMENT, BUT ONLY UNDER AND SUBJECT TO THE FOLLOWING CONDITIONS AND CIRCUMSTANCES: (i) BUYER SHALL BE READY, WILLING AND ABLE TO COMPLETE THE CLOSING IN ACCORDANCE WITH THIS AGREEMENT ON THE CLOSING DATE; AND (ii) THE ACTION FOR SPECIFIC PERFORMANCE SHALL BE COMMENCED NOT LATER THAN THIRTY (30) DAYS AFTER BUYER HAS ACTUAL KNOWLEDGE OF SELLER’S DEFAULT, EXCEPT IF SUCH CONTRACTUAL LIMITATION ON THE TIME PERIOD TO FILE SUIT IS PROHIBITED OR LIMITED BY LAW, THE TIME PERIOD SHALL BE EXTENDED TO THE MINIMUM LIMITATION PERIOD ALLOWED BY LAW. BUYER WAIVES ANY RIGHT TO PURSUE ANY OTHER REMEDY AT LAW OR IN EQUITY FOR SUCH DEFAULT OF SELLER, INCLUDING, WITHOUT LIMITATION, ANY RIGHT TO SEEK, CLAIM OR OBTAIN PUNITIVE DAMAGES OR CONSEQUENTIAL DAMAGES.
     4. BUYER’S CONDITIONS PRECEDENT.
          4.1 Enumeration of Conditions. Buyer’s obligation to purchase the Property shall be subject to the satisfaction (or waiver by Buyer) of each of the conditions precedent specified below in this Section 4.1.
               4.1.1 Seller’s Performance. On or before the Closing Date, Seller shall have performed in all material respects, each and every agreement to be performed by Seller pursuant to this Agreement including, without limitation, timely delivery and execution by Seller of all instruments or other items required to be delivered by Seller pursuant to this Agreement.

               4.1.2 Buyer’s Title Policy. As of the Closing Date, the Title Company shall have committed to issue, upon the condition of the payment of its regularly scheduled premium, the Title Policy (as defined in Section 7.3).
          4.2 Right to Terminate. Buyer shall give written notice to Seller and Title Company stating whether such conditions are satisfied, unsatisfied or are waived by Buyer. Buyer’s failure to give such notice as to any condition set forth in Section 4.1 shall be conclusively deemed to mean that such condition is satisfied. If Buyer notifies Seller of the failure of any condition to be satisfied by the Closing Date on or before the Closing Date, then this Agreement shall terminate. If this Agreement is so terminated, or if the Closing does not otherwise occur due to failure of a condition to be satisfied prior to Closing, then: (i) the Deposit and all interest accrued thereon shall be returned to Buyer; and (ii) neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations (as defined in Section 4.3) and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. The Closing pursuant to this Agreement shall be deemed a waiver by Buyer of all unfulfilled conditions hereunder benefiting Buyer
          4.3 “Continuing Obligations.”. For purposes of this Agreement, the term “Continuing Obligations” means, collectively, (i) Buyer’s indemnification provisions contained in Article 13; and (ii) Buyer’s obligation under Section 14.6.
     5. SELLER’S CONDITIONS PRECEDENT.
          5.1 Enumeration of Conditions. Seller’s obligation to sell the Property to Buyer shall be subject to the satisfaction (or waiver by Seller) of each of the conditions precedent specified below in this Section 5.1.
               5.1.1 Buyer’s Performance. On or before the Closing Date, Buyer shall have performed in all material respects, each and every agreement to be performed by Buyer pursuant to this Agreement including, without limitation, timely delivery and execution by Buyer of all instruments or other items required to be delivered by Buyer pursuant to this Agreement.
          5.2 Right to Terminate. Seller shall give written notice to Buyer and Title Company stating whether such conditions are satisfied, unsatisfied or are waived by Seller. Seller’s failure to give such notice as to any condition set forth in Section 5.1 shall be conclusively deemed to mean that such condition is satisfied. If Seller notifies Buyer of the failure of any condition to be satisfied by the Closing Date on or before the Closing Date, then: (i) the Deposit and all interest accrued thereon shall be returned to Buyer; and (ii) neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations (as defined in Section 4.3) and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. The Closing pursuant to this Agreement shall be deemed a waiver by Seller of all unfulfilled conditions hereunder benefiting Seller.
     6. CERTAIN SELLER AND BUYER OBLIGATIONS.

          6.1 Termination of Agreements; Removal of Improvements. On or before the Closing Date, Seller shall, at Seller’s cost, (a) terminate any agreements, encumbrances, leases, licenses, easements or other occupancy permits entered into by Seller after the date of the Grant and prior to the Closing Date, with respect to the Property and not approved by Buyer in writing, including without limitation any of the foregoing that Seller entered into pursuant to Section 1.6 of the Grant, and (b) remove any improvements from the Property that did not exist as of the date of the Grant and that are not approved by Buyer in writing, including without limitation any temporary improvements allowed under to Section 1.6 of the Grant.
          6.2 FAR Reallocation and FAR Increase. [DELETE OR MODIFY TO BE CONSISTENT WITH SECTIONS 2.1.2] Seller shall use commercially reasonable good faith efforts to pursue and complete the FAR Reallocation and the FAR Increase in a timely manner, at Seller’s sole cost, provided that such efforts shall not include an obligation of Seller to consent to or permit the imposition of any conditions to approval of either the FAR Reallocation or the FAR Increase that, in Seller’s reasonable discretion, may have a material adverse effect on Parcel 6 and/or Parcel  7 depicted on the Parcel Map. Prior to the Closing Date or termination of this Agreement, Seller shall not pursue any other entitlement efforts with respect to the Property without first obtaining Buyer’s prior written consent, which shall not be unreasonably withheld. Buyer shall in good faith cooperate with Seller as may be reasonably necessary in connection with Seller’s efforts to obtain the FAR Reallocation and FAR Increase. Any conditions to the approval of either the FAR Reallocation or the FAR Increase that, in Buyer’s reasonable discretion, may have a material adverse effect on the Parcels 1, 2, 3, 4 and/or 5 shall be subject to Buyer’s prior written approval, which approval shall not be unreasonably withheld. The foregoing notwithstanding, Optionee shall not unreasonably withhold, condition or delay its approval of site development modifications to Parcel 4 imposed by the City in connection with the FAR Reallocation.
     7. TITLE.
          7.1 Condition of Title. At the Closing, Seller shall convey to Buyer marketable and insurable fee simple title to the Real Property by grant deed (the “Deed”), subject to: (i) liens to secure payment of real estate taxes and assessments not delinquent (subject to proration at Closing); (ii) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (iii) all matters that would be disclosed by an updated survey of the Real Property; (iv) a standard exclusion from Buyer’s Title Policy for matters that are actually known to Buyer and not disclosed to the Title Company, provided that the foregoing shall not mean or imply that title will be conveyed to or accepted by Buyer subject to (A) any matters shown on the current or any previous preliminary reports received by Buyer but not included in the approved exceptions listed in clause (viii) below, (B) any Removal Items or other matters that Seller is required, pursuant to this Agreement, the Grant, or any other document contemplated by this Agreement, to remove; (v) any exceptions or matters created by Buyer, its agents, employees or representatives; (vi) the exceptions identified as items numbered                      on the Preliminary Report for the Property prepared by the Title Company and attached hereto as Exhibit B, (vii) any matters depicted on the survey provided by Seller pursuant to the Grant; and (viii) such other exceptions as Buyer may approve in writing prior to the Effective Date hereof or pursuant to Section 7.2. The foregoing exceptions to title are referred to collectively as the “Permitted Exceptions.”
          7.2 New Title Matters. If following the Effective Date, Buyer shall become aware that title to the Property is subject to encumbrances other than the Permitted Exceptions (herein, a “New Title Matter”), then Buyer shall notify Seller in writing of such New Title Matter. Seller shall pay off, satisfy, discharge, cure and/or remove, at or before Closing, any New Title Matter that is or relates to: (i) deeds of trust and/or mortgages, mechanic’s liens or other monetary liens or encumbrances on the Property, (ii) property taxes and assessments that may become delinquent prior to Closing, or (iii) exceptions or encumbrances to title which are affirmatively created by Seller after the date of the Grant without Buyer’s written approval (the foregoing being defined as “Removal Items”). With respect to any New Title Matter that is not a Removal Item, Buyer may either (i) proceed to close the acquisition of the Property in accordance with the terms hereof notwithstanding such New Title Matter, without any adjustment in the Purchase Price or the creation of any liability on the part of Seller, in which event Buyer shall be deemed to have waived any claim it may otherwise have against Seller based on any such New Title Matter, or (ii) promptly give Seller written notice of its objection thereto, in which event Seller may, in Seller’s sole and absolute discretion, elect to postpone the Closing for not more than thirty (30) days and attempt to cure or remove such New Title Matter. The parties acknowledge and agree that Seller shall have no obligation to cure or remove any New Title Matter that is not a Removal Item, unless and until Seller agrees in writing to Buyer to cure or remove such New Title Matter. If Seller does not agree to cure or remove the New Title Matter, Seller shall notify Buyer in writing within fifteen (15) days after receipt of Buyer’s notice of the New Title Matter. Buyer may elect to terminate this Agreement by giving written notice to Seller within five (5) days after Seller advises Buyer that Seller will not undertake to cure or remove such New Title Matter, and upon receipt of such notice of termination from Buyer, the Deposit shall be returned to Buyer and neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer’s obligation to perform the Continuing Obligations and subject to the parties respective rights under Sections 3.2 and 3.3 in the event of a default by the other party. Failure by Buyer to send a notice of termination within such five-day period shall be deemed approval of the New Title Matter.
          7.3 Evidence of Title. Conclusive evidence of delivery of title in accordance with the foregoing shall be the willingness of Title Company to issue to Buyer, upon payment of its regularly scheduled premium, its ALTA Extended Coverage Owner’s Policy of Title Insurance with a CLTA 116.7 Subdivision Map Act endorsement (the “Map Act Endorsement”), in the amount of the Purchase Price, showing title to the Real Property vested of record in Buyer, subject only to the Permitted Exceptions, any New Title Matters (other than Removal Items) approved by Buyer pursuant to Section 7.2 and the standard printed exceptions and conditions in the ALTA Extended Coverage Owner’s Policy of Title Insurance (the “Title Policy”).
          7.4 Endorsements to Owner’s Policy. It is understood that Buyer may request a number of endorsements to the Title Policy, in addition to the Map Act Endorsement. Buyer shall have satisfied itself prior to the Effective Date that the Title Company will be willing to issue such additional endorsements in connection with the Title Policy at Closing. In no event shall Seller be obligated to provide any indemnity or other document in order to issue the same, other than an owner’s certificate in the form of Exhibit C attached hereto and such other affidavit and/or indemnity with respect to mechanics’ liens for work of improvements contracted by Seller prior to the Closing Date in forms agreed upon by Seller and Title Company prior to the Effective Date.
     8. DAMAGE, DESTRUCTION OR TAKING; OPERATION OF PROPERTY.
          8.1 Damage and Destruction. Buyer acknowledges that Buyer is acquiring the Property to obtain the Real Property, the Contracts, the Existing Entitlements and the Intangible Property and not to obtain any improvements that may be located on the Real Property. In the event that any of the improvements are destroyed or substantially damaged prior to the Closing (a) neither party shall have the right to terminate this Agreement, (b) there shall not be any reduction in the Purchase Price, and (c) Seller and Buyer shall remain obligated to perform all of their respective obligations under this Agreement.
          8.2 Operating of the Property. During the period from the Effective Date until the earlier to occur of (a) the Closing Date or (b) the termination of this Agreement, Seller shall not enter into any agreements that will be binding on Buyer or the Property after the Closing without Buyer’s prior written consent.
     9. SELLER’S REPRESENTATIONS AND WARRANTIES.
          9.1 Seller’s Knowledge. As used in this Agreement, the term “Seller’s Current Actual Knowledge” means the current actual knowledge of Derek K. Hunter, Jr., Edward D. Storm Curtis Leigh and/or Sherri Prieb (each a “Seller’s Representative”), without any duty or obligation of independent inquiry or investigation, and such term shall not include the knowledge of any other person or firm, it being understood by Buyer that (i) Seller’s Representatives were not involved in the operation of the Property before the acquisition of the Property by Seller or TSA at First, LLC (“TSA”), (ii) Seller’s Representatives are not charged with knowledge of any of the acts or omissions of predecessors in title to the Property before Seller’s or TSA’s acquisition of the Property, and (iii) Seller’s Current Actual Knowledge shall not apply to, or be construed to include, information or material which may be in the possession of Seller generally or incidentally, but of which Seller’s Representative is not actually aware. Seller represents and warrants that Seller’s Representatives are the individuals within Seller’s organization who are most knowledgeable about the Property.
          9.2 Representations and Warranties. Seller hereby makes the following representations and warranties as of the date of this Agreement:
               9.2.1 Hazardous Materials. Except as disclosed by Seller to Buyer on or before the Effective Date, and except as disclosed in any documents or reports delivered by Seller to Buyer on or before the Effective Date, Seller has not received written notice from any governmental authority of the need of Seller to take any remedial or corrective action under any Environmental Laws with respect to any Hazardous Materials on or under the Real Property. Except as disclosed by Seller to Buyer on or before the Effective Date, and except as disclosed in any documents or reports delivered by Seller to Buyer on or before the Effective Date, (i) neither

Seller nor, to Seller’s Current Actual Knowledge,, any third party has used, manufactured, generated, treated, stored (in underground storage tanks or otherwise), disposed of, or released any Hazardous Materials on, under or about the Property, or transported any Hazardous Materials over the Property, in violation of any Environmental Laws or that otherwise requires remediation under any Environmental Laws, and (ii) to Seller’s Current Actual Knowledge there are no storage tanks or wells (whether existing or abandoned) located on, under or about the Property. As used in this Agreement, “Environmental Laws” means all present statutes, ordinances, orders, rules and regulations of all federal, state and local governmental agencies relating to the use, generation, manufacture, installation, release, discharge, storage, transportation or disposal of Hazardous Materials. As used in this Agreement, “Hazardous Material” shall mean any (a) oil or other petrochemical hydrocarbons, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Property or to persons in, on or about the Property or (ii) cause the Property to be in violation of any Environmental Laws; (b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (c) chemical, material or substance defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, or “toxic substances” or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Hazardous Materials Transportation Uniform Safety Act, as amended, 49 U.S.C. §5101, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316, 25501, and 25316 of the California Health and Safety Code; and Article 9 or Article 11 of Title 22 of the Administrative Code, Division 4, Chapter 20; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants or users of Property or the owners and/or occupants of property adjacent to or surrounding the Property, or any other person coming upon the Property or adjacent property; and (e) other chemicals, materials or substances which may or could pose a hazard to the environment.
               9.2.2 Condemnation. Seller has not received written notice of any pending condemnation or eminent domain proceedings affecting the Real Property or any part thereof.
               9.2.3 No Violations. Except as disclosed to Buyer in writing prior to the Effective Date no written notices of any material violation of any governmental regulation relating to the Property have been issued or entered against Seller or the Property. Seller shall immediately provide Buyer with a copy of any such notices received after the Effective Date.
               9.2.4 No Leases. Seller has not entered into any lease or other agreement for occupancy of the Property or any portion thereof that is currently in effect. To Seller’s Actual Knowledge, there are no leases, subleases or other agreements to occupy the Property or any portion thereof currently in effect.

               9.2.5 No Litigation. There are no pending, or to Seller’s Actual Knowledge, threatened actions, suits, arbitrations, claims or proceedings, at law or in equity, against Seller or affecting all or any portion of the Property.
               9.2.6 No Other Option. Seller has not granted any other person or entity an option, right of first refusal, right of first offer or similar right to purchase the Property that is now outstanding, and, except pursuant to this Agreement, Seller has not entered into any agreement to sell the Property that is currently in effect. To Seller’s Actual Knowledge, there are no options, rights of first refusal, rights of first offer or similar rights to purchase the Property currently outstanding.
               9.2.7 Contracts. There are no contracts or agreements relating to the ownership, operation and maintenance of the Property that will survive the Closing.
               9.2.8 Due Authorization. Seller has been duly authorized to execute and perform its obligations under this Agreement. The persons signing this Agreement on behalf of Seller have the power and authority to do so and to bind Seller to this Agreement. All the instruments, agreements and other documents executed by Seller which are to be delivered to Buyer at the Closing are and at the time of the Closing will be duly authorized, executed and delivered by Seller. Neither the execution and delivery of this Agreement, nor its performance by Seller, will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which Seller is bound.
               9.2.9 Bankruptcy. There are no actions or proceedings pending or threatened to liquidate, reorganize, place in bankruptcy or dissolve Seller and Seller is not contemplating any such action.
               9.2.10 Non-Foreign Person. Seller is not a foreign person as defined in Internal Revenue Code Section 1445(f)(3) and Seller is not subject to withholding under Section 18662 of the California Revenue and Taxation Code.
               9.2.11 No Consents. To Seller’s Current Actual Knowledge, no consent to the sale and conveyance of the Property by Seller is required to be obtained from any governmental agency or public administrative body.
               9.2.12 Anti-Terrorism. To Seller’s Current Actual Knowledge, Seller is not in violation of any Anti-Terrorism Law, and Seller is not, as of the date hereof: (1) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (2) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (3) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law. Neither Seller nor any of its officers, directors, or members, as applicable, is a Prohibited Person. As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering

Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them. As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”, as may be amended from time to time. “Prohibited Person” is defined as (i) a person or entity that is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No. 13224; (ii) a person or entity with whom a party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. “USA Patriot Act” is defined as the “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may be amended from time to time.
          9.3 Limitations on Seller’s Representations and Warranties. In the event of any breach by Seller of any of such representations or warranties which is discovered prior to the Closing, Buyer’s sole remedy shall be to elect in writing to terminate this Agreement on the Closing Date. In no event shall Seller be liable for any indirect or consequential damages on account of Seller’s breach of any representation or warranty contained in this Agreement or any re-certification of Seller’s representations and warranties delivered in connection with this Agreement at Closing. If the Closing occurs, Seller’s total liability to Buyer for any and all breaches of any covenant, representation or warranty contained in this Agreement or any such re-certification of representations and warranties shall not exceed [SAME AS DEPOSIT AMOUNT:                      and 00/100 Dollars ($                    .00)], in the aggregate. The provisions of this Article 9 and Section 8.2 shall terminate six (6) months after the Closing; Seller shall have no liability to Buyer under this Article 9 or Section 8.2 after such date.
     10. SELLER’S DISCLAIMER; RELEASE OF SELLER.
          10.1 Seller’s Disclaimer. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES BY SELLER SET FORTH IN SECTION 9.2, BUYER ACKNOWLEDGES AND AGREES THAT THE SALE OF THE PROPERTY TO BUYER IS MADE WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND BY SELLER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY ASPECT, PORTION OR COMPONENT OF THE PROPERTY, INCLUDING: (I) THE PHYSICAL CONDITION, NATURE OR QUALITY OF THE PROPERTY, INCLUDING THE QUALITY OF THE SOILS ON AND UNDER THE PROPERTY AND THE QUALITY OF THE LABOR AND MATERIALS INCLUDED IN ANY SITE IMPROVEMENTS COMPRISING A PORTION OF THE PROPERTY; (II) THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE; (III) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATION, ORDERS OR REQUIREMENTS, INCLUDING, WITHOUT LIMITATION, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990, THE CALIFORNIA HEALTH & SAFETY CODE, THE VISUAL ARTISTS RIGHTS ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT, THE U.S. ENVIRONMENTAL PROTECTION

AGENCY REGULATIONS AT 40 C.F.R., PART 261, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING; (x) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY; OR (IV) EXISTING OR PROPOSED GOVERNMENTAL LAWS OR REGULATIONS APPLICABLE TO THE PROPERTY, OR THE FURTHER DEVELOPMENT OR CHANGE IN USE THEREOF, INCLUDING ENVIRONMENTAL LAWS AND LAWS OR REGULATIONS DEALING WITH ZONING OR LAND USE. BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, AS OF THE CLOSING, BUYER SHALL HAVE MADE SUCH FEASIBILITY STUDIES, INVESTIGATIONS, ENVIRONMENTAL STUDIES, ENGINEERING STUDIES, INQUIRIES OF GOVERNMENTAL OFFICIALS, AND ALL OTHER INQUIRIES AND INVESTIGATIONS, WHICH BUYER SHALL DEEM NECESSARY TO SATISFY ITSELF AS TO THE CONDITION, NATURE AND QUALITY OF THE PROPERTY AND AS TO THE SUITABILITY OF THE PROPERTY FOR BUYER’S PURPOSES. BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, IN PURCHASING THE PROPERTY, BUYER SHALL RELY ENTIRELY ON ITS OWN INVESTIGATION, EXAMINATION AND INSPECTION OF THE PROPERTY AND ITS ANALYSIS AND EVALUATION OF ANY DOCUMENTS FURNISHED BY SELLER TO BUYER, AND NOT UPON ANY REPRESENTATION OR WARRANTY OF SELLER, OR ANY AGENT OR REPRESENTATIVE OF SELLER, WHICH IS NOT SET FORTH IN SECTION 9.2. THEREFORE, BUYER AGREES THAT, IN CONSUMMATING THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, BUYER SHALL ACQUIRE THE PROPERTY IN ITS THEN CONDITION, “AS IS, WHERE IS” AND WITH ALL FAULTS, AND, SUBJECT TO SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.2, SOLELY IN RELIANCE ON BUYER’S OWN INVESTIGATION, EXAMINATION, INSPECTION, ANALYSIS AND EVALUATION OF THE PROPERTY. THE AGREEMENTS AND ACKNOWLEDGMENTS CONTAINED IN THIS SECTION 10.1 CONSTITUTE A CONCLUSIVE ADMISSION THAT BUYER, AFTER HAVING RETAINED AND CONSULTED WITH SOPHISTICATED AND KNOWLEDGEABLE EXPERTS, SHALL ACQUIRE THE PROPERTY SOLELY UPON ITS OWN JUDGMENT AS TO ANY MATTER GERMANE TO THE PROPERTY OR TO BUYER’S CONTEMPLATED USE OF THE PROPERTY, AND NOT UPON ANY STATEMENT, REPRESENTATION OR WARRANTY BY SELLER, OR ANY AGENT OR REPRESENTATIVE OF SELLER, WHICH IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. AT THE CLOSING, UPON THE REQUEST OF SELLER, BUYER SHALL EXECUTE AND DELIVER TO SELLER A CERTIFICATE OF BUYER REAFFIRMING THE FOREGOING.
          10.2 Buyer’s Release of Seller. Buyer hereby waives, releases and forever discharges Seller and its officers, directors, employees and agents from any and all claims, actions, causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable, which Buyer may have at the Closing or which may arise in the future on account of or in any way arising out of or connected with the Property, including: (i) the physical condition, nature or quality of the Property (including the soils and groundwater on and under the Real Property); (ii) the presence or release in, under, on or about the Property (including the soils and groundwater on and under the Real Property) of any Hazardous Materials (but excluding such presence or release of Hazardous Materials as results from migration of materials from any of the property owned by Seller shown on the Parcel Map filed August 14, 2007 in Book 817 of Maps, Pages 23 to 24, in the Office of the Santa Clara County Recorder, and not included within the Land); and (iii) the ownership, management or operation of the Property. At the Closing, upon the request of Seller, Buyer shall deliver to Seller a certificate of Buyer reaffirming the foregoing. To the extent of Buyer’s release of Seller pursuant to this Agreement, Buyer hereby waives the protection of California Civil Code Section 1542, which reads as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Buyer’s
Initials:

However, the foregoing provisions of this Section 10.2 shall not serve to release Seller from any breach of the express representations and warranties set forth in Section 9.2 or any claims that arise out of any fraud of Seller.
          10.3 Flood Hazard Zone. Buyer acknowledges that if the Real Property is located in an area which the Secretary of HUD has found to have special flood hazards, then pursuant to the National Flood Insurance Program, Buyer will be required to purchase flood insurance in order to obtain any loan secured by the Real Property from any federally regulated financial institution or a loan insured or guaranteed by an agency of the United States government. Buyer shall have sole responsibility to determine whether the Real Property is located in an area which is subject to the National Flood Insurance Program.
          10.4 Seller’s Environmental Inquiry. Buyer acknowledges and agrees that the sole inquiry and investigation Seller has conducted in connection with the environmental condition of the Property is to obtain the environmental report or reports that Seller has provided to Buyer.
          10.5 Natural Hazard Disclosure Requirement Compliance. Buyer and Seller acknowledge that Seller is required to disclose if the Property lies within the following natural hazard areas or zones: (1) a special flood hazard area designated by the Federal Emergency Management Agency (Cal. Civ. Code Section 1102.17); (2) an area of potential flooding (Cal. Gov. Code Section 8589.4); (3) a very high fire hazard severity zone (Cal. Gov. Code Section 51183.5); (4) a wild land area that may contain substantial forest fire risks and hazards (Pub. Resources Code Section 4136); (5) an earthquake fault zone (Pub. Resources Code Section 2621.9); or (6) a seismic hazard zone (Pub. Resources Code Section 2694). Buyer and Seller acknowledge that they have employed the services of JCP Geologists, Inc., 10950 North

Blaney Avenue, Cupertino, California 95014, (800) 748-5233 (which, in such capacity is herein called “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the natural hazards referred to in California Civil Code Section 1102.6c(a) and to report the result of its examination to Buyer and Seller in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Seller from its disclosure obligations referred to herein, and, for the purpose of this Agreement, the provisions of Civil Code Section 1102.4 regarding the non-liability of Seller for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. In no event shall Seller have any responsibility for matters not actually known to Seller.
     11. BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer hereby makes the following representations and warranties as of the date of this Agreement:
          11.1 Organization. Buyer is duly organized and validly existing under the laws of the State of Delaware and in good standing under the laws of the State of California.
          11.2 Authorization. All the instruments, agreements and other documents executed by Buyer which are to be delivered to Seller at the Closing are, and at the time of Closing will be, duly authorized, executed and delivered by Buyer. Neither the execution and delivery of this Agreement, nor its performance by Buyer, will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Buyer is a party or by which Buyer is bound. There are no actions or proceedings pending or threatened to liquidate, reorganize, place in bankruptcy or dissolve Buyer and Buyer is not contemplating any such action.
          11.3 Anti-Terrorism. To Buyer’s Current Actual Knowledge, Buyer is not in violation of any Anti-Terrorism Law, and Buyer is not, as of the date hereof: (1) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (2) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (3) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law. Buyer is not a Prohibited Person.
          11.4 Buyer’s Knowledge. As used in this Agreement, the term “Buyer’s Current Actual Knowledge” means the current actual knowledge of Michael Hirahara (“Buyer’s Representative”), without any duty or obligation of independent inquiry or investigation, and such term shall not include the knowledge of any other person or firm, it being understood by Seller that Buyer’s Current Actual Knowledge shall not apply to, or be construed to include, information or material which may be in the possession of Buyer generally or incidentally, but of which Buyer’s Representative is not actually aware.

     12. CLOSING.
          12.1 Closing. The transaction contemplated by this Agreement shall be consummated through escrow at the office of the Title Company on                     , 20___(the “Closing Date”). For purposes of this Agreement, the term “Closing” shall mean the consummation of the sale and conveyance of the Property to Buyer as evidenced by recordation of the Deed.
          12.2 Seller’s Delivery Into Escrow. Seller shall deliver the following items into escrow:
               12.2.1 Deed. The Deed, duly executed and acknowledged by Seller, except that the amount of any transfer tax shall not be shown on the Deed, but shall be set forth on a separate affidavit or instrument which, after recordation of the Deed, shall be attached thereto so that the amount of such transfer tax shall not be of record. The Deed shall be in the form of Exhibit D attached to this Agreement.
               12.2.2 FIRPTA Affidavit. A duly executed original certificate of non-foreign status under Internal Revenue Code Section 1445(f)(3) and a duly executed original California Form 593-C [UPDATE REFERENCE TO FORM IF REQUIRED], each sufficient to exempt Seller from any federal or state (as applicable) withholding requirement with respect to the sale contemplated by this Agreement.
               12.2.3 Recertification of Representations. A certificate of Seller, duly executed by Seller, confirming that all of the representations and warranties of Seller contained in Section 9.2 hereof are true and correct in all material respects as of the Closing Date.
               12.2.4 Other Documents. Such other documents or instruments as may be reasonably required to consummate this transaction in accordance with the terms and conditions herein contained, such as appropriate escrow instructions to Title Company.
               12.2.5 Evidence of Authorization. Such evidence as shall reasonably establish that Seller’s execution of this Agreement, the Deed and other documents contemplated hereby and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement, the Deed and the other documents on behalf of Seller have been duly authorized and empowered to do so.
          12.3 Buyer’s Delivery into Escrow. Buyer shall deliver the following items into escrow:
               12.3.1 Cash. Immediately available funds in the following amounts: (i) the balance of the Purchase Price; (ii) the amount of Accrued Expenses (as defined in Section 12.5); (iii) such amount, if any, as is necessary for Buyer to pay Buyer’s share of the prorations and closing costs specified in Sections 12.6 and 12.7; and (iv) any other amounts required to close escrow in accordance with the terms of this Agreement.

               12.3.2 Other Documents. Such other documents and instruments as may be reasonably required in order to consummate this transaction in accordance with the terms and conditions of this Agreement, such as appropriate escrow instructions to Title Company.
               12.3.3 Evidence of Authorization. Such evidence as shall reasonably establish that Buyer’s execution of this Agreement and the other documents contemplated hereby and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement and the other documents contemplated hereby on behalf of Buyer have been duly authorized and empowered to do so.
          12.4 Seller’s and Buyer’s Joint Delivery Into Escrow. Seller and Buyer jointly shall deliver (or cause to be delivered) the following items into escrow:
               12.4.1 Assignment of Intangible Property. Two (2) original counterparts, duly executed by Seller and Buyer, of a document by which Seller assigns to Buyer, and Buyer assumes, the Intangible Property (the “Assignment of Intangible Property”), in the form attached to this Agreement as Exhibit E;
               12.4.2 Other Documents. Such other documents and instruments as may be reasonably required to consummate this transaction in accordance with the terms and conditions of this Agreement.
          12.5 Additional Closing Payments. In addition to the Purchase Price, at the Closing Date, Buyer shall pay to Seller (a) a portion of the “Shared Costs” (as defined in the Reimbursement Agreement [as defined in the Phase 1 Purchase Agreement]) paid by Seller, in its capacity as Owner of the property identified in the Reimbursement Agreement as “Parcel 2”, prior to the Closing Date under the Reimbursement Agreement and not previously paid by Buyer pursuant to the Phase 1 Purchase Agreement or the Development Services Agreement (as defined in the Phase 1 Purchase Agreement), (b) the traffic impact fees attributable to the Property and paid by Seller prior to the Closing Date, provided that Buyer’s payment for traffic impact fees shall not exceed the sum of (x) the positive difference between $5,600,000 less the traffic impact fees previously paid by Buyer pursuant to the Phase 1 Purchase Agreement or Development Services Agreement with respect to Phase 1, plus (y) any actual additional traffic impact fees imposed by the City of San Jose and attributable to the FAR Increase, if any, and (c) the costs of site development improvements to the Property or offsite improvements benefiting the Property (such as paving improvements to specifications required for construction of the parking structure on the Phase 2 Parking Parcel or installation of utility lines and hookups) made after the date of the Grant, provided that Buyer has approved in writing and in advance the plans and specifications for such improvements and the estimated cost thereof (collectively, the “Accrued Expenses”). Except as expressly provided in this Section 12.5, Buyer shall not reimburse Seller for or otherwise be responsible or liable for any other accrued expenses incurred by Seller in connection with the ownership or development of the Property.
          12.6 Closing Prorations. At the Closing, all operating expenses incurred by Seller with respect to the Property shall be prorated as provided in this Section 12.6 on the basis of a 365-day year, actual days elapsed for the month in which the Closing occurs, as of midnight on the day immediately preceding the Closing Date, it being hereby acknowledged and agreed, that all items of expense for the period prior to the end of the Closing Date shall be for the account of Seller and all items of expense for the period following the Closing Date shall be for the account of Buyer. To the extent that the amount of any of the foregoing expense items shall not have been determined as of the Closing Date, such expense items shall be prorated as of the Closing Date or as soon thereafter as such amount is determined, and Seller shall promptly make to Buyer, or Buyer shall promptly make to Seller, any payments required by such prorations. The provisions of this Section 12.6 shall survive the Closing and shall not merge into any documents of conveyance delivered at the Closing.
          12.7 Closing Costs. Seller shall pay the following closing costs: (i) all fees and costs for releasing all encumbrances, liens and security interests of record which are not Permitted Exceptions; (ii) all real property conveyance or documentary transfer taxes charged by the County of Santa Clara, (iii) one-half (1/2) of the transfer tax charged by the City with respect to the Deed, (iv) all escrow fees charged by the Title Company; and (v) the portion of the premium for the Title Policy attributable to the CLTA standard coverage provided in the Title Policy. Buyer shall pay the following closing costs: (i) the portion of the premium for the Title Policy attributable to the ALTA coverage and any endorsements to the Title Policy as Buyer may request; (ii) all costs incurred in connection with Buyer’s due diligence investigations of the Property, including, without limitation, physical inspections and survey updates, (iii) the recording fees for recordation of the Deed; and (iv) one-half (1/2) of the transfer tax charged by the City of San Jose with respect to the Deed. All other costs and expenses incident to this transaction and the closing thereof shall be paid according to custom and practice in the county in which the Real Property is located.
          12.8 Possession. Seller shall deliver exclusive possession of the Property to Buyer at the Closing.
          12.9 Closing Procedure. Title Company shall close escrow when it is in a position to: (i) pay to Seller, in immediately available funds, the amount of the Purchase Price, as such amount may be increased or decreased as a result of the allocation of the prorations and closing costs as specified in Sections 12.5, 12.6 and 12.7, and (ii) issue to Buyer the Title Policy.
          12.10 Escrow. Upon mutual execution of this Agreement, Buyer and Seller shall deposit an executed counterpart of this Agreement with the Title Company and this Agreement shall serve as instructions to the Title Company for consummation of the purchase and sale contemplated hereby. Seller and Buyer shall execute such supplemental escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided such supplemental escrow instructions are not in conflict with this Agreement. In the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions signed by Buyer and Seller, the terms of this Agreement shall control.
          12.11 Compliance. The Title Company shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Title Company shall have sole responsibility to comply with the requirements of

Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). Title Company shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney’s fees and other litigation expenses, arising or resulting from the failure or refusal of Title Company to comply with such reporting requirements.
     13. BROKERS. Buyer hereby represents and warrants to Seller that, except for Studley, Inc. (the fees or commissions to whom will be paid for by Buyer pursuant to a separate agreement), it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. Seller hereby represents and warrants to Buyer that it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. If any person brings a claim against Seller for a commission or finder’s fee based upon any contact, dealings, or communication with Buyer in connection with the transactions contemplated by this Agreement, then Buyer shall defend Seller from such claim, and shall indemnify Seller and hold Seller harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Seller with respect to the claim. If any person brings a claim against Buyer for a commission or finder’s fee based upon any contact, dealings, or communication with Seller in connection with the transactions contemplated by this Agreement, then Seller shall defend Buyer from such claim, and shall indemnify Buyer and hold Buyer harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Buyer with respect to the claim. This Article 13 will survive the Closing or earlier termination of this Agreement.
     14. MISCELLANEOUS.
          14.1 Notices. All notices, demands or other communications of any type given by either party to the other or to Title Company, whether required by this Agreement or in any way related to this transaction, shall be in writing and delivered: (i) by hand or Federal Express or similar courier service; (ii) by United States Mail, as a certified item, return receipt requested, and deposited in a Post Office or other depository under the care or custody of the United States Postal Service, with proper postage affixed; or (iii) transmitted by facsimile or electronic mail with a hard copy sent within one (1) business day by any of the foregoing means. Each notice to a party shall be addressed as follows:

To Seller:	MFP/Hunter@First Office Partners, LLC
10121 Miller Avenue, Suite 200
Cupertino, California 95014
Attention: Derek K. Hunter, Jr.
Fax: (408) 255-4100
Email: deke@hunterproperties.com

With a copy to:	MacFarlane Urban Realty Company
201 Spear Street, 12th Floor

San Francisco, California 94105-1636
Attention: Thomas C. Klugherz
Fax No.: 15) 356-2511
Email: tklugherz@macfarlanepartners.com

With a copy to:	Coblentz, Patch, Duffy & Bass LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Danna Kozerski
Fax: (415) 989-1663
Email: dmk@coblentzlaw.com

To Buyer:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention: Michael Hirahara
Fax: (408) 333-8101
Email: mhirahar@brocade.com

With a copy to	Ellman Burke Hoffman & Johnson
601 California Street, 19th Floor
San Francisco, California 94108
Attention: Jodi Fedor
Fax: (415) 296-1765
Email: jfedor@ellman-burke.com

To Title Company:	First American Title Insurance Company
1737 North First Street, Suite 500
San Jose, California 95112
Attention:
Fax:
Email:
Any notice delivered by hand or Federal Express or similar courier service shall be deemed to be delivered when actual delivery is made. Any notice deposited in the United States Mail in the manner required above shall be deemed to be delivered three (3) calendar days after the date of such deposit, and any time periods provided for herein during which a party may act shall not commence until such notice is deemed to be so delivered. Any notice delivered by facsimile or electronic mail shall be deemed to be delivered when actual delivery is made (as evidenced by the notifying party’s receipt of written or electronic confirmation of such delivery or refusal of delivery prior to 5:00 p.m. prevailing Pacific time on a business day). Either party hereto may change its address by notice given as provided herein to the other party and Title Company.
          14.2 Survival of Provisions. Except as otherwise provided in Section 9.3, each representation, warranty, covenant or agreement contained in this Agreement (including Buyer’s obligations pursuant to Article 13) shall survive and be binding and enforceable following the

Closing and shall not be deemed to be merged into, or waived by delivery or recordation of, the Deed or any other instruments delivered at the Closing.
          14.3 Rules of Construction. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The headings of the Articles, Sections, and paragraphs contained in this Agreement are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Agreement. References in this Agreement to Articles, Sections, and paragraphs are references to the Articles, Sections, and paragraphs contained in this Agreement. Each reference in this Agreement to an Article shall be deemed a reference to all Sections contained within such Article; each reference to a Section shall be deemed a reference to all subsections contained within such Section. This Agreement has been fully negotiated at arms-length between the parties, after advice by counsel and other representatives chosen by the parties, and the parties are fully informed with respect thereto. No party shall be deemed the scrivener of this Agreement and, accordingly, the provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party. Use in this Agreement of the words “including” or “such as”, or words of similar import, following any general term, statement or matter shall not be construed to limit such term, statement or matter to the enumerated items, whether or not language of non-limitation (such as “without limitation” or “but not limited to”) are used with reference thereto, but rather shall refer to all items or matters that could reasonably fall within the broadest scope of such term, statement or matter.
          14.4 Amendment; Waivers. This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto. A party may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations. No waiver by any party of a breach of any of the terms, covenants, or conditions of this Agreement by the other party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. The consent or approval by Buyer or Seller to or of any act by the other party requiring the consent or approval of the first party shall not be deemed to waive or render unnecessary such party’s consent or approval to or of any subsequent similar acts by the other party.
          14.5 Time of Essence. Time is of the essence of this Agreement and each provision hereof.
          14.6 Attorneys’ Fees. If either party brings an action or proceeding at law or in equity to interpret or enforce this Agreement or any provisions contained herein, or to seek damages or other redress for a breach, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys’ fees incurred in such action or proceeding.
          14.7 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

          14.8 Entire Agreement. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.
          14.9 Assignment; Successors and Assigns. Buyer shall have no right to assign this Agreement or any of Buyer’s rights hereunder without first having obtained Seller’s prior written consent to such assignment, which Seller may withhold in its sole and absolute discretion. Notwithstanding anything to the contrary contained in this Section 14.9, Buyer may assign its rights and obligations hereunder to the extent allowed by, and subject to the terms and conditions of, Section 9 of the Grant without the consent of Seller, provided that the originally-named Buyer shall not be released from any obligation hereunder and shall provide to Seller prior written notice of any such assignment along with an assumption agreement in form and substance reasonably acceptable to Seller pursuant to which the assignee assumes all of Buyer’s obligations under this Agreement and documentation reasonably requested by Seller to evidence that such assignment is permitted under this Section 14.9. This Agreement, and the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns. In no event shall an assignment by Buyer of this Agreement or any of Buyer’s rights hereunder release Buyer from its obligations under this Agreement.
          14.10 Exhibits. Each exhibit to which reference is made in this Agreement is deemed incorporated into this Agreement in its entirety by such reference. The exhibits to this Agreement are the following:

Exhibit A-1	Legal Description
Exhibit A-2	Parcel Map
Exhibit A-3	Condominium Plan
Exhibit B	Preliminary Title Report
Exhibit C	Owner’s Certificate
Exhibit D	Deed
Exhibit E	Assignment of Intangible Property
          14.11 Business Day. For purposes of this Agreement, the term “business day” shall mean Monday through Friday, inclusive, but excluding any day which is recognized as a legal holiday by the State of California or the United States. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday under the laws of the State of California, the date for performance thereof shall be extended to the next business day.
          14.12 Seller’s Offer. Buyer acknowledges and agrees that Seller’s execution and delivery of this Agreement constitutes an offer by Seller to sell the Property to Buyer on the terms and conditions set forth in this Agreement. Buyer further acknowledges and agrees that, until Buyer shall have accepted such offer by executing and delivering (in the manner set forth in Section 14.1) this Agreement to Seller, Seller may revoke such offer.

          14.13 Limited Liability. Neither Seller nor any present or future direct or indirect partner, member, manager, director, officer, shareholder, employee, advisor, affiliate or agent of Seller or any affiliate of such parties shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer, on its behalf and on behalf of its successors and assigns and, without limitation, all other persons and entities, shall look solely to the Property for the payment of any claim or for any performance, and Buyer hereby waives any and all such personal liability. For purposes of this Section 14.13, no negative capital account or any contribution or payment obligation of any partner or member in Seller shall constitute an asset of Seller. The limitations of liability contained herein are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument
          14.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
[signatures follow on next page]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.
SELLER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

	By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

		By:		Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

			By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary
Dated:                           , 20____
BUYER:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Its:

Name:

By:

Its:

Name:

Dated:                           , 20____
[signatures continue on next page]

     BY EXECUTION HEREOF, THE UNDERSIGNED ESCROW HOLDER HEREBY COVENANTS AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT.
FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Print Name:

Its

Dated:

EXHIBIT C
OPTION PROPERTY PRELIMINARY REPORT

Order Number: NCS-335499-SC
Page Number: 1

Updated to May 6, 2008
First American Title Insurance Company
National Commercial Services
1737 North First Street, Suite 500
San Jose, CA 95112
Shern Prieb
Hunter Properties, Inc.
6972 Wapiti Court
Boulder, CO 80301
Phone: (303)581-9444

Escrow Officer:	Liz Zankich
Phone:	(408)451-7898

Owner:	MFP/Hunter First Office Partners, LLC

Property:	Parcel 4/Unit 2, San Jose, CA
PRELIMINARY REPORT
In response to the above referenced application for a policy of title insurance, this, company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.
The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in Exhibit A attached. Copies of the Policy forms should be read. They are available from the office which issued this report.
Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.
It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.
This report (and any supplements or amendments hereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 2
Dated as of May 6, 2008 at 7:30 A.M.
The form of Policy of title insurance contemplated by this report is:
ALTA Owner’s Policy (10-17-92)
A specific request should be made if another form or additional coverage is desired.
Title to said estate or interest at the date hereof is vested in:
MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
The estate or interest in the land hereinafter described or referred to covered by this Report is:
Fee Simple
The Land referred to herein is described as follows:
(See attached Legal Description)
At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy form would be as follows:
1.	General and special taxes and assessments for the fiscal year 2008-2009, a lien not yet due or payable.

2.	The lien of supplemental taxes, if any, assessed as a result of an event occurring on or after the date of this policy, pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3.	The fact that the land lies within the boundaries of the Rincon de los Esteros Redevelopment Project Area, as disclosed by the document recorded July 11, 1975 as Book B502, Page 711 of Official Records.

Document(s) declaring modifications thereof recorded August 6, 1979 as Book E699, Page 245 and August 6, 1979 as Book E699, Page 277, both of Official Records.

Document(s) declaring modifications thereof recorded December 21, 1979 as Book F037, Page 585 of Official Records.

Document(s) declaring modifications thereof recorded October 8, 1981 as Book G382, Page 605 of Official Records.
First American Title Insurance Company
Exhibit C, Page 2

Order Number: NCS-335499-SC
Page Number: 3
Document(s) declaring modifications thereof recorded July 28, 1982 as Book G929, page 703 of Official Records.

Document(s) declaring modifications thereof recorded September 14, 1983 as Book H892, Page 200 of Official Records.

Document(s) declaring modifications thereof recorded January 9, 1984 as Book 1220, Page 271 of Official Records.

Document(s) declaring modifications thereof recorded December 17, 1987 as Book K394, Page 143 of Official Records.

Document(s) declaring modifications thereof recorded May 5, 1988 as Book K524, Page 532 of Official Records.

Document(s) declaring modifications thereof recorded January 6, 1992 as Book L996, Page 508 of Official Records.

Document(s) declaring modifications thereof recorded October 2, 2007 as Document No. 19603127 of Official Records.

4.	An easement shown or dedicated on the map filed or recorded December 22, 1983 as Book 523,

Pages 7, 8 and 9 of Maps
For:	Public Service Easement and incidental purposes.
5.	The terms and provisions contained in the document entitled “Memorandum of Agreement” recorded February 28, 1985 as Book J280, Page 279 of Official Records.

6.	Abutter’s rights or ingress and egress to or from Highway 237 have been relinquished in the document recorded March 30, 1994 as Document No. 12426626, Book N373, Page 560 of Official Records.

7.	The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378584 of Official Records.

8.	The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378586 of Official Records.

9.	Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded October 31, 2007 as Document No. 19634748 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed or trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age or occupants in senior housing or housing For older persons shall not be construed as restrictions based on familial status.
First American Title Insurance Company
Exhibit C, Page 3

Order Number: NCS-335499-SC
Page Number: 4
First Supplemental Declaration or Covenants, Conditions, Restrictions and Reciprocal Easements recorded , 2008 as Instrument No. , both of Official Records.

10.	A Deed of Trust to secure an original indebtedness of $17,000,000,00 recorded October 31, 2007 as Document No. 19634750 of Official Records.

Dated:	October 31, 2007
Trustor:	MFP/HUNTER @FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
Trustee:	CHICAGO TITLE COMPANY
Beneficiary:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
A document entitled “Assignment or Leases and Rents” recorded October 31, 2007 as Document No. 19634751 of Official Records, as additional security for the payment or the indebtedness secured by the deed or trust.

A document recorded May 5, 2008 as Instrument No. 19841501 of Official Records provides that First American Title Insurance Company was substituted as trustee under the deed of trust.

Partial Reconeyance recorded May 5, 2008 as Instrument No. 19841504, Official Records.

11.	A financing statement recorded October 31, 2007 as Document No. 19634752 of Official Records.

Debtor:	MFP/HUNTER @FIRST OFFICE PARTNERS, LLC
Secured party:	WACHOVIA BANK, NATIONAL ASSOCIATION
An amendment to the financing statement was recorded May 6, 2008 as Instrument No. 19843168 of Official Records.

12.	The terms and provisions contained in the document entitled “Memorandum or Construction and Reimbursement Agreement” recorded October 31, 2007 as Document No. 19634753 of Official Records.

13.	This item has been intentionally deleted.

14.	TERMS AND CONDITIONS of that certain Permit

File No.:	H07-018
Disclosed By:	Certificate or Permit
Recorded:	November 5, 2007 as Document No. 19644216, Official Records
Reference is hereby made to the record for particulars.

15.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Public Service Easement and incidental purposes.
16.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Emergency Access Easement and incidental purposes.
First American Title Insurance Company
Exhibit C, Page 4

Order Number: NCS-335499-SC
Page Number: 5
17.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Sidewalk Easement and incidental purposes.
18.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Bicycle Path Easement and incidental purposes.
19.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Private Ingress and Egress Easement and incidental purposes.
20.	Any facts, rights, interests or claims that may exist or arise by reason of the matters disclosed by that certain ALTA/ACSM survey made by Kier & Wright dated May 16, 2008.

21.	Rights or parties in possession.

22.	Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document entitled “Declaration of Covenants, Conditions and Restrictions for Parcel 5 at First Garage Condominiums, a Commercial/Industrial Project” recorded , 2008 as Instrument No. of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

23.	The terms, provisions and easements contained in the document entitled “Declaration of Reciprocal Easements @First Office Project” recorded , 2008 as Instrument No. of Official Records.

24.	The terms and provisions contained in the document entitled “Parking Easement Agreement” recorded , 2008 as Instrument No. of Official Records.
First American Title Insurance Company
Exhibit C, Page 5

Order Number: NCS-335499-SC
Page Number: 6
INFORMATIONAL NOTES
1.	The property covered by this report is vacant land.

2.	According to the public records, there has been no conveyance of the land within a period of twenty four months prior to the date of this report, except as follows:

A document recorded June 20, 2007 as Document No. 19476403 of Official Records.

From:	Palm, Inc., a Delaware Corporation
To:	TSA at First, LLC, a Delaware limited liability company
A document recorded October 31, 2007 as Document No. 19634749 of Official Records.

From:	TSA AT FIRST, LLC, a Delaware limited liability company
To:	MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
3.	Short term rate applies.

4.	Should this report be used to facilitate your transaction, we must be provided with the following prior to the issuance of the policy:
A.	WITH RESPECT TO A CORPORATION:
a.	A certificate of good standing of recent date issued by the Secretary of State of the corporation’s state of domicile.

b.	A certificate copy of a resolution of the Board of Directors authorizing the contemplated transaction and designating which corporate officers shall have the power to execute on behalf of the corporation.

c.	Requirements which the Company may impose following its review of the above material and other information which the Company may require.
B.	WITH RESPECT TO A CALIFORNIA LIMITED PARTNERSHIP:
a.	A certified copy or the certificate of limited partnership (form LP-1)and any amendments thereto (form LP-2) to be recorded in the public records;

b.	A full copy of the partnership agreement and any amendments;

c.	Satisfactory evidence of the consent of a majority in interest of the limited partners to the contemplated transaction;

d.	Requirements which the Company may impose following its review of the above material and other information which the Company may require.
First American Title Insurance Company
Exhibit C, Page 6

Order Number: NCS-335499-SC Page Number: 7
C.	WITH RESPECT TO A FOREIGN LIMITED PARTNERSHIP:
a.	A certified copy of the application for registration, foreign limited partnership (form LP-5) and any amendments thereto (form LP-6) to be recorded in the public records;

b.	A full copy of the partnership agreement and any amendment;

c.	Satisfactory evidence of the consent of a majority in interest of the limited partners to the contemplated transaction;

d.	Requirements which the Company may impose following its review or the above material and other information which the Company may require.
D.	WITH RESPECT TO A GENERAL PARTNERSHIP:
a.	A certified copy of a statement of partnership authority pursuant to Section 16303 of the California Corporation Code (form GP-I), executed by at least two partners, and a certified copy of any amendments to such statement (form GP-7), to be recorded in the public records;

b.	A full copy of the partnership agreement and any amendments;

c.	Requirements which the Company may impose following its review of the above material required herein and other information which the Company may require.
E.	WITH RESPECT TO A LIMITED LIABILITY COMPANY:
a.	A copy of its operating agreement and any amendments thereto;

b.	If it is a California limited liability company, a certified copy of its articles of organization (LLC-1) and any certificate of correction (LLC-11), certificate of amendment (LLC-2), or restatement of articles of organization (LLC-10) to be recorded in the public records;

c.	If it is a foreign limited liability company, a certified copy of its application for registration (LLC-5) to be recorded in the public records;

d.	With respect to any deed, deed of trust, lease, subordination agreement or other document or instrument executed by such limited liability company and presented for recordation by the Company or upon which the Company is asked to rely, such document or instrument must be executed in accordance with one of the following, as appropriate:
(i)	If the limited liability company properly operates through officers appointed or elected pursuant to the terms of a written operating agreement, such documents must be executed by at least two duly elected or appointed officers, as follows: the chairman of the board, the president or any vice president, and any secretary, assistant secretary, the chief financial officer or any assistant treasurer;
First American Title Insurance Company
Exhibit C, Page 7

Order Number: NCS-335499-SC Page Number: 8
(ii)	If the limited liability company properly operates through a manager or managers identified in the articles of organization and/or duly elected pursuant to the terms of a written operating agreement, such document must be executed by at least two such managers or by one manager if the limited liability company properly operates with the existence of only one manager.
e.	Requirements which the Company may impose following its review of the above material and other information which the Company may require.
F.	WITH RESPECT TO A TRUST:
a.	A certification pursuant to Section 18500.5 of the California Probate Code in a form satisfactory to the Company.

b.	Copies of those excerpts from the original trust documents and amendments thereto which designate the trustee and confer upon the trustee the power to act in the pending transaction.

c.	Other requirements which the Company may impose following its review of the material require herein and other information which the Company may require.
G.	WITH RESPECT TO INDIVIDUALS:
a.	A statement of information.
The map attached, If any, may or may not be a survey of the land depicted hereon. First American Title Insurance Company expressly disclaims any liability for loss or damage which may result from reliance on this map except to the extent coverage for such loss or damage is expressly provided by the terms and provisions of the title insurance policy, if any, to which this map is attached.
First American Title Insurance Company
Exhibit C, Page 8

Order Number: NCS-335499-SC Page Number: 9
LEGAL DESCRIPTION
Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:
PARCEL ONE:
Parcel 4 as shown upon that certain Map entitled “Parcel Map — Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 or Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County or Santa Clara, State or California on May 5, 2008, in Book 824 or Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate or Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-A:
Unit 2, as said unit is depicted on that certain Condominium Plan entitled “Condominium Plan Parcel 5 at First Condominiums”, which shall hereafter be referred to as (the “Plan”), which Plan is attached to and which unit is made subject to that certain Declaration of Covenants, Conditions and Restrictions for Parcel 5 at First Garage Condominiums, a Commercial/Industrial Project, which shall hereafter be referred to as (the “Declaration”), which Declaration recorded                     , 2008 as Document No.                     , Official Records; said Unit being situated on Lot 5 as said lot is shown upon that certain Map entitled “Parcel Map– Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office or the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate or Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-B
An undivided 1/2 interest as tenants in common in the Common Area or Lot 5, as defined in the Declaration and depicted on the Plan.
EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:
1. All the condominium units depicted on the Plan and defined in the Declaration other than the condominium unit described in Parcel Two-A above.
2. Non-exclusive easements for access, ingress, egress, support, utilities and other rights, over, under, upon and through the Common Area, appurtenant to all units, as said easements and rights are defined in the Declaration.
3. All easements as provided for in the Declaration.
PARCEL TWO-C:
First American Title Insurance Company
Exhibit C, Page 9

Order Number: NCS-335499-SC Page Number: 10
A non-exclusive easement, appurtenant to Parcel Two-A above, for access, ingress, egress, support, utilities and all other easements and rights, over, under, upon and through the Common Areas as said easements and rights are defined in the Declaration.
PARCEL THREE:
Rights and easements granted in that certain Declaration of Master Covenants, Conditions, Restrictions and Reciprocal Easements recorded October 31, 2007 as Instrument No. 19634748, as amended by that certain First Supplemental Declaration or Covenants, Conditions, Restrictions and Reciprocal Easements recorded                     , 2008 as Instrument No.                     , both of Official Records.
PARCEL FOUR:
Non-exclusive easements for the passage of vehicles and pedestrians, utilities, drainage of storm waters and runoff as granted in that certain Declaration of Reciprocal Easements @First Office Project recorded                     , 2008 as Instrument No.                     , Official Records.
APN: Portions of 097-03-079, 097-03-085, 097-03-087 & 097-03-108
First American Title Insurance Company
Exhibit C, Page 10

Order Number: NCS-335499-SC Page Number: 11
NOTICE I
Section 12413.1 of the California Insurance Code, effective January 1, 1990, requires that any title insurance company, underwritten title company, or controlled escrow company handling funds in an escrow or sub-escrow capacity, wait a specified number of days after depositing funds, before recording any documents in connection with the transaction or disbursing funds. This statute allows for funds deposited by wire transfer to be disbursed the same day as deposit. In the case of cashier’s checks or certified checks, funds may be disbursed the next day after deposit. In order to avoid unnecessary delays of three to seven days, or more, please use wire transfer, cashier’s checks, or certified checks whenever possible.
If you have any questions about the effect of this new law, please contact your local First American Office for more details.
NOTICE II
As of January 1, 1991, if the transaction which is the subject of this report will be a sale, you as a party to the transaction, may have certain tax reporting and withholding obligations pursuant to the state law referred to below:
In accordance with Sections 18662 and 18668 of the Revenue and Taxation Code, a buyer may be required to withhold an amount equal to three and one-third percent of the sales price in the case of the disposition of California real property interest by either.
1.	A seller who is an individual with a last known street address outside of California or when the disbursement instructions authorize the proceeds be sent to a financial intermediary of the seller, OR

2.	A corporate seller which has no permanent place of business in California.
The buyer may become subject to penalty for failure to withhold an amount equal to the greater of 10 percent of the amount required to be withheld or five hundred dollars ($500).
However, notwithstanding any other provision induded in the California statutes referenced above, no buyer will be required to withhold any amount or be subject to penalty for failure to withhold if:
1.	The sales price of the California real property conveyed does not exceed one hundred thousand dollars ($100,000), OR

2.	The seller executes a written certificate, under the penalty of perjury, certifying that the seller is a resident of California, or if a corporation, has a permanent place of business in California, OR

3.	The seller, who is an individual, executes a written certificate, under the penalty of perjury, that the California real property being conveyed is the seller’s principal residence (as defined in Section 1034 of the Internal Revenue Code).
The seller is subject to penalty far knowingly filing a fraudulent certificate for the purpose of avoiding the withholding requirement.
The California statutes referenced above include provisions which authorize the Franchise Tax Board to grant reduced withholding and waivers from withholding on a case-by-case basis.
The parties to this transaction should seek an attorney’s, accountant’s, or other tax specialist’s opinion concerning the effect of this law on this transaction and should not act on any statements made or omitted by the escrow or closing officer.
The Seller May Request a Waiver by Contacting:
Franchise Tax Board
Withhold at Source Unit
P.O. Box 651
Sacramento, CA 95812-0651
(916) 845-4900
First American Title Insurance Company
Exhibit C, Page 11

Order Number: NCS-335499-SC
Page Number: 12
Privacy Policy
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our parent company, The First American Corporation, we have adopted this Privacy Policy to govern the use and handling of your personal information.
Applicability
This Privacy Policy governs our use of the information which you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values, a copy of which can be found on our website at www.firstam.com.
Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:
•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies, and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies, or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.
Former Customers
Even If you are no longer our customer, our Privacy Policy will continue to apply to you.
Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American’s Fair Information Values. We
First American Title Insurance Company
Exhibit C, Page 12

Order Number: NCS-335499-SC
Page Number: 13
currently maintain physical, electronic, and procedural safeguards that comply with Federal regulations to guard your nonpublic personal information.
First American Title Insurance Company
Exhibit C, Page 13

Order Number: NCS-335499-SC
Page Number: 14
EXHIBIT A
LIST OF PRINTED EXCEPTIONS AND EXCLUSIONS (BY POLICY TYPE)
1. CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY-1990
SCHEDULE B
EXCEPTIONS FROM COVERAGE
This policy does not insure against loss or damage (and the Company will not pay casts, attorneys’ fees or expenses) which arise by reason of:
1.	Taxes or assessment which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records. Proceedings by a public agency which may result in taxes or assessments, or notice of such proceedings, whether or not shown by the records of such agency or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.

3.	Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5.	(a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts, authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b), or (c) are shown by the public records.
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs., attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land: (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a pert; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser far value without knowledge.

3.	Defects, liens, encumbrances, adverse claims or other matters:

(a) whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;

(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c) resulting in no loss or damage to the insured claimant;

(d) attaching or created subsequent to Date of Policy; or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage or for the estate or interest insured by this policy.

4.	Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable “doing business” laws of the state in which the land is situated.

5.	Invalidity or enforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6.	Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by their policy or the transaction creating the interest of the insured lender, by reason of the operation of federal bankruptcy, state insolvency or similar creditor’s rights laws.
2. AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY FORM B - 1970
SCHEDULE OF EXCLUSIONS FROM COVERAGE
1.	Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions of area of the land, or the effect of any violation of any such law, ordinance or governmental regulation.

2.	Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.

3.	Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant; (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this policy and not disclosed in writing by the insured claimant to the Company prior to the
First American Title Insurance Company
Exhibit C, Page 14

Order Number: NCS-335499-SC
Page Number: 15
date such insured claimant became an insured hereunder; (c) resulting in no less or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy; or (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.
3. AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY FORM B - 1970
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 2 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage by reason of the matters shown in parts one and two following:
Part One
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.
2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons, in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.
4. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY-1970
WITH A.L.T.A. ENDORSEMENT FORM 1 COVERAGE
SCHEDULE OF EXCLUSIONS FROM COVERAGE
1.	Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions or area of the land, or the effect of any violation of any such law ordinance or governmental regulation.

2.	Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.

3.	Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant, (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this policy or acquired the insured mortgage and not disclosed in writing by the insured claimant to the Company prior to the date such insured claimant became an insured hereunder, (c) resulting in no loss or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy (except to the extent insurance is afforded herein as to any statutory lien for labor or material or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at Date of Policy).

4.	Unenforceability of the lien of the insured mortgage because of failure of the insured at Date of Policy or of any subsequent owner of the indebtedness to comply with applicable “doing business” laws of the state in which the land is situated.
5. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY-1970
WITH REGIONAL EXCEPTIONS
When the American Land Title Association Lenders Policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy, the exclusions set forth in paragraph 4 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage by reason of the matters shown in parts one and two following:
Part One
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims, reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims title to water.
First American Title Insurance Company
Exhibit C, Page 15

Order Number: NCS-335499-SC
Page Number: 16
6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter finished, imposed by law and not shown by the public records.
6. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY - 1992
WITH A.L.T.A. ENDORSEMENT FORM 1 COVERAGE
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy;

(b)Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.	Defects, liens, encumbrances, adverse claims, or other matters;

(a) whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;

(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c) resulting in no loss or damage to the insured claimant;

(d) attaching or created sub-sequent to Date of Policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory lien for services, labor or material or the extent insurance is afforded herein as to assessments for street improvements under construction or completed at date of policy); or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage.

4.	Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with the applicable “doing business” laws of the state in which the land is situated.

5.	Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6.	Any statutory lien for services, labor or materials (or the claim of priority of any statutory lien for services, labor or materials over the lien of the insured mortgage) arising from an improvement or work related to the land which is contracted for and commenced subsequent to Date of Policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance.

7.	Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:

(i) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer; or

(ii) the subordination of the interest of the insured mortgagee as a result of the application of the doctrine of equitable subordination; or

(iii) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:

(a) to timely record the instrument of transfer, or

(b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.
7. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY-1992
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 6 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments, on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unparented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
First American Title Insurance Company
Exhibit C, Page 16

Order Number: NCS-335499-SC Page Number: 17
6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by Iaw and not shown by the public records.
8. AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY - 1992
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.
3.	Defects, liens, encumbrances, adverse daims, or other matters:
(a) created, suffered, assumed or agreed to by the insured claimant;
(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured daimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
(c) resulting in no loss or damage to the insured claimant;
(d) attaching or created subsequent to Date of Policy; or
(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.
4.	Any daim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:
(i) the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or
(ii) the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:
(a) to timely record the instrument of transfer, or
(b) of such recordation to impart notice to a purchaser for value or a judgment or Iien creditor.
9. AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY -1992
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 8 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of: Part One:
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or daims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
10. AMERICAN LAND TITLE ASSOCIATION RESIDENTIAL
TITLE INSURANCE POLICY- 1987
EXCLUSIONS
In addition to the Exceptions in Schedule B, you are not insured against loss, costs, attorneys’ fees and expenses resulting from:
First American Title Insurance Company
Exhibit C, Page 17

Oder Number: NCS-335499-SC
Page Number: 18
1.	Governmental police power, and the existence or violation of any law or government regulation. This includes building and zoning ordinances and also laws and regulations concerning:

• land use	• land division
• improvements on the land	• environmental protection
This exclusion does not apply to violations or the enforcement of these matters which appear in the public records at Policy Date. This exclusion does not limit the zoning coverage described in items 12 and 13 of Covered Title Risks.
2.	The right to take the land by condemning it, unless:
•	a notice of exercising the right appears in the public records on the Policy Date

•	the taking happened prior to the Policy Date and is binding on you if you bought the land without knowing of the taking.
3.	Title Risks:
•	that are created, allowed, or agreed to by you

•	that are known to you, but not to us, on the Policy Date — unless they appeared in the public records

•	that result in no kiss to you

•	that first affect your title after the Policy Date — this does not limit the labor and material lien coverage in Item 8 of Covered Title Risks
4.	Failure to pay value for your title.

5.	Lack of a right:
•	to any land outside the area specifically described and referred to in Item 3 of Schedule A, or

•	in streets, alleys, or waterways that touch your land
This exclusion does not limit the access coverage in Item 5 of Covered Title Risks.
11. EAGLE PROTECTION OWNER’S POLICY
CLTA HOMEOWNER’S POLICY OF TITLE INSURANCE — 1998
ALTA HOMEOWNER’S POLICY OF TITLE INSURANCE — 1998
Covered Risks 14 (Subdivision Law Violation). 15 (Building Permit). 16 (Zoning) and 18 (Encroachment of boundary walls or fences)
are subject to Deductible Amounts and Maximum Dollar Limits of Liability
EXCLUSIONS
In addition to the Exceptions in Schedule B, you are not insured against loss, costs, attorneys’ fees, and expenses resulting from:
1.	Governmental police power, and the existence or violation of any law or government regulation. This includes ordinances, laws and regulations concerning:

a. building	b. zoning
c. land use	d. improvements on the land
e. land division	f. environmental protection
This exclusion does not apply to violations or the enforcement of these matters if notice of the violation or enforcement appears in the Public Records at the Policy Date.

This exclusion does not limit the coverage described in Covered Risk 14,15, 16, 17 or 24.

2.	The failure of Your existing structures, or any part of them, to be constructed in accordance with applicable building codes. This Exclusion does not apply to violations of building codes if notice of the violation appears in the Public Records at the Policy Date.

3.	The right to take the Land by condemning it, unless:
a. a notice of exercising the right appears in the Public Records at the Policy Date; or
b. the taking happened before the Policy Date and is binding on You if You bought the Land without Knowing of the taking.
4.	Risks:
a. that are created, allowed, or agreed to by You, whether or not they appear in the Public Records;
b. that are Known to You at the Policy Date, but not to Us, unless they appear in the Public Records at the Policy Date;
c. that result in no loss to You; or
d. that first occur after the Policy Date - this does not limit the coverage described in Covered Risk 7, 8.d, 22, 23, 24 or 25.
5.	Failure to pay value far Your Title.

6.	Lack of a right:
a. to any Land outside the area specifically described and referred to in paragraph 3 of Schedule A; and
b. in streets, alleys, or waterways that touch the Land.
This exclusion does not limit the coverage described in Covered Risk 11 or 18.
12. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1992 WITH A.L.T.A. ENDORSEMENT FORM 1 COVERAGE
WITH EAGLE PROTECTION ADDED
EXCLUSIONS FROM COVERAGE
First American Title Insurance Company
Exhibit C, Page 18

Order Number: NCS-335499-SC Page Number: 19
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the Land; (ii) the character, dimensions, or location of any improvement now or hereafter erected on the Land; (iii) a separation in ownership or a change in the dimensions or area of the Land or any parcel of which the Land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the Land has been recorded in the Public Records at Date of Policy. This exclusion does not limit the coverage provided under insuring provisions 14, 15, 16 and 24 of this policy.
(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the Public Records at Date of Policy. This exclusion does not limit the coverage provided under insuring provisions 14, 15, 16 and 24 of this policy.
2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the Public Records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without Knowledge.

3.	Defects, liens, encumbrances, adverse claims or other matters:
(a) created, suffered, assumed or agreed to by the Insured Claimant;
(b) not known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
(c) resulting in no loss or damage to the Insured Claimant;
(d) attaching or created subsequent to Date of Policy (this paragraph (d) does not limit the coverage provided under insuring provisions 7, 8, 16, 17, 19, 20, 21, 23, 24 and 25); or
(e) resulting in loss or damage which would not have been sustained if the Insured Claimant had paid value for the Insured Mortgage.
4.	Unenforceability of the lien of the Insured Mortgage because of the inability or failure of the Insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the Land is situated.

5.	Invalidity or unenforceability of the lien of the Insured Mortgage, or claim thereof, which arises out of the transaction evidenced by the Insured Mortgage and is based upon:
(a) usury, except as provided under insuring provision 10 of this policy; or
(b) any consumer credit protection or truth in lending law.
6.	Taxes or assessments of any taxing or assessment authority which become a lien on the Land subsequent to Date of Policy.

7.	Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:
(a) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer, or
(b) the subordination of the interest of the insured mortgagee as a result of the application of the doctrine of equitable subordination; or
(c) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:
(i) to timely record the instrument of transfer; or
(ii) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.
8.	Any claim of invalidity, unenforceability or lack of priority of the lien of the Insured Mortgage as to advances or modifications made after the Insured has Knowledge that the vestee shown in Schedule A is no longer the owner of the estate or interest covered by this policy. This exclusion does not limit the coverage provided under insuring provision 7.

9.	Lack of priority of the lien of the Insured Mortgage as to each and every advance made after Date of Policy, and all interest charged thereon, over liens, encumbrances and other matters affecting title, the existence of which are Known to the Insured at:
(a) The time of the advance, or
(b) The time a modification is made to the terms of the Insured Mortgage which changes the rate of interest charged, if the rate of interest is greater as a result of the modification than it would have been before the modification. This exclusion does not limit the coverage provided under insuring provision 7.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
1.	Environmental protection liens provided for by the following existing statutes, which liens will have priority over the lien of the Insured Mortgage when they arise: NONE.
13. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY - 1992
WITH EAGLE PROTECTION ADDED
WITH REGIONAL EXCEPTIONS
When the American Land Title Association loan policy with EAGLE Protection Added is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 12 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
Part One:
First American Title Insurance Company
Exhibit C, Page 19

Order Number: NCS-335499-SC Page Number: 20
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.
2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said I and or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
Part Two:
1.	Environmental protection liens provided for by the following existing statutes, which liens will have priority over the lien of the Insured Mortgage when they arise: NONE
First American Title Insurance Company
Exhibit C, Page 20

EXHIBIT D
MEMORANDUM OF GRANT OF OPTION

RECORDING REQUESTED BY:
WHEN RECORDED, MAIL TO:

Brocade Communication Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Attention: Sr. Director Global
Real Estate & Facilities
MEMORANDUM OF OPTION AGREEMENT
     This Memorandum of Option Agreement (this “Memorandum”)is made as of May ___, 2008, between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Owner”), as optionor, and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Optionee”), as optionee, who hereby agree as follows:
     1. Purchase Option. Owner grants to Optionee an option to purchase (the “Purchase Option”) the real property described in Exhibit A (the “Option Property”), on the terms and conditions set forth in that certain Grant of Options dated and effective as of May ___, 2008, by and between Owner and Optionee (the “Grant of Options”). The terms and conditions of the Grant of Options are incorporated herein by reference as though fully set forth herein. The term of the Purchase Option shall expire on May ___, 2012, unless terminated earlier pursuant to the terms and conditions contained in the Grant of Options.
     2. ROFO. Owner also grants to Optionee a right of first offer (the “ROFO”) to purchase the Option Property in accordance with the terms and conditions of the Grant of Options. The ROFO shall terminate pursuant to the terms and conditions contained in the Grant of Options.
     3. Purpose. This Memorandum has been prepared for the purpose of recordation pursuant to the Grant of Options, and shall not alter or affect in any way the rights and obligations of Owner and Optionee under the Grant of Options. In the event of any inconsistency between this Memorandum and the Grant of Options, the terms of the Grant of Options shall control.
     4. Governing Law. This Memorandum shall be governed by, and construed in accordance with, the laws of the State of California.
     5. Counterparts. This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Exhibit D, Page 1

     6. Exhibit. The exhibit attached hereto is incorporated herein by this reference, as though set forth in full herein.
Signatures Appear on Following Page

Exhibit D, Page 2

     IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first hereinabove written.

OWNER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC,
a Delaware limited liability company

By:	USO At First, LLC,
a California limited liability company
Its: Administrative Member

	By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

			By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary

OPTIONEE:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Richard Deranleau
Vice President of Finance and Chief Financial Officer

Exhibit D, Page 3

EXHIBIT A
TO MEMORANDUM OF OPTION AGREEMENT
LEGAL DESCRIPTION OF OPTION PROPERTY
Real property in the City of San Jose, County of Santa Clara, State of California, more particularly described as follows:
PARCEL ONE:
Parcel 4 as shown upon that certain Map entitled “Parcel Map — Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-A:
Unit 2, as said unit is depicted on that certain Condominium Plan entitled “Condominium Plan Parcel 5 at First Condominiums”, which shall hereafter be referred to as (the “Plan”), which Plan is attached to and which unit is made subject to that certain Declaration of Covenants, Conditions and Restrictions for Parcel 5 at First Garage Condominiums, a Commercial/Industrial Project, which shall hereafter be referred to as (the “Declaration”), which Declaration recorded                     , 2008 as Document No.                    , Official Records; said Unit being situated on Lot 5 as said lot is shown upon that certain Map entitled “Parcel Map — Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-B
An undivided 1/2 interest as tenants in common in the Common Area of Lot 5, as defined in the Declaration and depicted on the Plan.
EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:
1. All the condominium units depicted on the Plan and defined in the Declaration other than the condominium unit described in Parcel Two-A above.

Exhibit D, Page 4

2. Non-exclusive easements for access, ingress, egress, support, utilities and other rights, over, under, upon and through the Common Area, appurtenant to all units, as said easements and rights are defined in the Declaration.
3. All easements as provided for in the Declaration.

Exhibit D, Page 5

PARCEL TWO-C:
A non-exclusive easement, appurtenant to Parcel Two-A above, for access, ingress, egress, support, utilities and all other easements and rights, over, under, upon and through the Common Areas as said easements and rights are defined in the Declaration.
PARCEL THREE:
Rights and easements granted in that certain Declaration of Master Covenants, Conditions, Restrictions and Reciprocal Easements recorded October 31, 2007 as Instrument No. 19634748, as amended by that certain First Supplemental Declaration of Covenants, Conditions, Restrictions and Reciprocal Easements recorded                     , 2008 as Instrument No.                     , both of Official Records.
PARCEL FOUR:
Non-exclusive easements for the passage of vehicles and pedestrians, utilities, drainage of storm waters and runoff as granted in that certain Declaration of Reciprocal Easements @First Office Project recorded                     , 2008 as Instrument No.                     , Official Records.
APN: Portions of 097-03-079 and 097-03-085 and 097-03-108 and 097-03-087

Exhibit D, Page 6

STATE OF CALIFORNIA	)

)

COUNTY OF	)
On                                         , before me,                                          , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)
Notary Public

Exhibit D, Page 7

STATE OF CALIFORNIA	)

)

COUNTY OF	)
On                                         , before me,                                          , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)
Notary Public

Exhibit D, Page 8

Exhibit D-2
Memorandum of Option Agreement

RECORDING REQUESTED BY:
WHEN RECORDED, MAIL TO:

Brocade Communication Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Attention: Sr. Director Global
Real Estate & Facilities
MEMORANDUM OF OPTION AGREEMENT
     This Memorandum of Option Agreement (this “Memorandum”)is made as of May ___, 2008, between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Owner”), as optionor, and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Optionee”), as optionee, who hereby agree as follows:
     1. Purchase Option. Owner grants to Optionee an option to purchase (the “Purchase Option”) the real property described in Exhibit A (the “Option Property”), on the terms and conditions set forth in that certain Grant of Options dated and effective as of May ___, 2008, by and between Owner and Optionee (the “Grant of Options”). The terms and conditions of the Grant of Options are incorporated herein by reference as though fully set forth herein. The term of the Purchase Option shall expire on May ___, 2012, unless terminated earlier pursuant to the terms and conditions contained in the Grant of Options.
     2. ROFO. Owner also grants to Optionee a right of first offer (the “ROFO”) to purchase the Option Property in accordance with the terms and conditions of the Grant of Options. The ROFO shall terminate pursuant to the terms and conditions contained in the Grant of Options.
     3. Purpose. This Memorandum has been prepared for the purpose of recordation pursuant to the Grant of Options, and shall not alter or affect in any way the rights and obligations of Owner and Optionee under the Grant of Options. In the event of any inconsistency between this Memorandum and the Grant of Options, the terms of the Grant of Options shall control.
     4. Governing Law. This Memorandum shall be governed by, and construed in accordance with, the laws of the State of California.
     5. Counterparts. This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Exhibit D-2 Page 1 of 6

     6. Exhibit. The exhibit attached hereto is incorporated herein by this reference, as though set forth in full herein.
Signatures Appear on Following Page

Exhibit D-2 Page 2 of 6

     IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first hereinabove written.

OWNER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

	By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

			By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary

OPTIONEE:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Its:

Name:

By:

Its:

Name:

Exhibit D-2 Page 3 of 6

EXHIBIT A
TO MEMORANDUM OF OPTION AGREEMENT
LEGAL DESCRIPTION OF OPTION PROPERTY

Exhibit D-2 Page 4 of 6

STATE OF CALIFORNIA	)

)

COUNTY OF	)
On                                         , before me,                                          , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)
Notary Public

Exhibit D-2 Page 5 of 6

STATE OF CALIFORNIA	)

)

COUNTY OF	)
On                                         , before me,                                          , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)
Notary Public

Exhibit D-2 Page 6 of 6

Exhibit E
Development Services Agreement
This Exhibit has been separately filed with the Securities and Exchange Commission as
Exhibit 10.6 to Brocade Communications Systems, Inc.’s Form 10-Q for the Quarterly
Period ended July 26, 2008.

Exhibit E

Exhibit F-1
Profit Participation Agreement
See Attached 16 Pages

Exhibit F-1

PROFIT PARTICIPATION AGREEMENT
     THIS PROFIT PARTICIPATION AGREEMENT (this “Agreement”) is entered into as of May 22, 2008 between BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Brocade”) and MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“MFP/Hunter”).
RECITALS
     A. MFP/Hunter is the owner of that certain real property located at the intersection of Highway 237 and North First Street in the City of San Jose, County of Santa Clara, State of California, commonly known as The Offices@North First Street, which is Parcel 2 as shown on the Parcel Map filed August 14, 2007 in Book 817 of Maps, Pages 23 to 24, in the Office of the Santa Clara County Recorder (the “Land”).
     B. MFP/Hunter and Brocade have entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of April 24, 2008 (as it may have been subsequently amended and assigned, the “Purchase Agreement”), pursuant to which Brocade agreed to purchase a portion of the Land from MFP/Hunter and MFP/Hunter agreed to sell a portion of the Land to Brocade, on the terms and conditions contained therein. The portion of the Land to be acquired by Brocade pursuant to the Purchase Agreement (the “Property”) consists of Parcels 1, 2 and 3, and a portion of Parcel 5 (identified as “Unit 1” on that certain Condominium Plan), as shown on the Parcel Map filed May 5, 2008 in Book 824 of Maps, Pages 39—42, in the Office of the Santa Clara County Recorder.
     C. Pursuant to the Purchase Agreement and concurrently with this Agreement, Brocade and MFP/Hunter’s affiliate, MFP/Hunter @First Development Partners, LLC, a Delaware limited liability company (the “Development Manager”), are entering into that certain Development Services Agreement (the “Development Services Agreement”), pursuant to which Brocade hires Development Manager to act as development manager of the three building plus parking garage project to be constructed on the Property as more particularly described in the Development Services Agreement (the “Improvements,” and together with the Property, the “Project”), for the Guaranteed Delivery Price (as defined in the Development Services Agreement) and otherwise on the terms and conditions of the Development Services Agreement.
     D. MFP/Hunter’s sale of the Property to Brocade pursuant to the Purchase Agreement is conditioned upon Brocade entering into this Agreement.
AGREEMENTS
     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:
     1. Certain Defined Terms. The terms defined in this Section 1 shall, for the purposes of this Agreement, have the meanings specified below:

1

          (a) “Brocade’s Cost of Capital” shall mean the sum of the imputed monthly debt service amounts for each full or partial calendar month of Brocade’s ownership of the Project, assuming (i) a principal balance equal to the total Project Costs as of the first day of each calendar month, (ii) a per annum interest rate of five percent (5%), and (iii) monthly payments of interest only. Each imputed monthly debt service amount shall be included in Project Costs as of the last day of the applicable full or partial calendar month for purposes of calculating the principal balance for subsequent calendar months.
          (b) “Escrow Holder” shall mean the escrow holder under a Sale Contract.
          (c) “Expiration Date” shall mean May 22, 2011 provided that if a Sale Contract is entered into by Brocade and a Purchaser on or prior to the Expiration Date, then the Expiration Date shall be extended until the earlier of (x) the Sale Closing under such Sale Contract, (y) the termination or expiration of such Sale Contract without a Sale Closing occurring, or (z) five (5) business days after receipt by Brocade of written notice of termination of this Agreement by MFP/Hunter, which notice may be given at any time after May 22, 2011.
          (d) “Expiration Payment” shall mean the positive difference (if any) between (i) Eight Million Dollars ($8,000,000), less (ii) the sum of all Profit Participation payments made as of the Expiration Date.
          (e) “Minimum Payment” shall mean Eight Million Dollars ($8,000,000). The foregoing notwithstanding, for purposes of calculating the Profit Participation with respect to a Partial Transfer, the Minimum Payment shall be prorated based on the number of Square Feet contained in the portion of the Project subject to such Partial Transfer.
          (f) “Net Profit” shall mean, with respect to any Transfer, the positive difference between (i) the Sale Consideration with respect to such Transfer, less (ii) the total Project Costs incurred prior to or in connection with the Sale Closing for such Transfer.
          (g) “Partial Transfer” shall mean a Transfer of less than the entire Project.
          (h) “Profit Participation” shall, with respect to any Transfer, mean the greater of (i) ten percent (10%) of the Net Profit with respect to such Transfer, or (ii) the Minimum Payment with respect such Transfer; provided however that the Profit Participation for the last Partial Transfer to occur shall not cause the aggregate of all Profit Participation payments to exceed the greater of Eight Million Dollars ($8,000,000) or ten percent (10%) of the Net Profit with respect to all Transfers (calculated based on the aggregate Sale Consideration from all Partial Transfers less aggregate final Project Costs for the entire Project).
          (i) “Project Costs” shall mean the cumulative total of the following costs for the Project, without duplication: (1) the Purchase Price, Accrued Expenses and Traffic Impact Fee (as such terms are defined in the Purchase Agreement), and all other amounts paid by Brocade pursuant to the Purchase Agreement; (2) all other transaction costs paid by Brocade to acquire the Property including, without limitation, costs for title insurance and endorsements, escrow fees, legal and consulting fees, prorations, commissions, due diligence costs, and market studies; (3) the Guaranteed Delivery Price and all other amounts paid by Brocade pursuant to the Development Services Agreement or otherwise in connection with the development, design and

2

construction of the Project; (4) all hard and soft costs incurred by Brocade in the design and construction of interior improvements and all other improvements and alterations to or in connection with the Project including, without limitation, costs for construction materials, equipment rental, labor and subcontractors, architecture, building permits and contractor fees; provided, however, that Project Costs shall not include costs to purchase or install any furniture, fixtures or equipment to be located in the Project; (5) Brocade’s Cost of Capital; (6) carrying costs incurred by Brocade including, without limitation, property taxes and assessments, insurance, and operations and maintenance costs with respect to the Project, that are attributable to the period of Brocade’s ownership of the Project, (7) legal, consulting and other professional fees incurred by Brocade relating to the ownership, development and/or construction of the Project, (8) sales commissions and other compensation for sales and marketing activities incurred by Brocade with respect to the Project, (9) other transaction and closing costs incurred by Brocade in connection with any and all Transfers including, without limitation, costs for title insurance and endorsements, escrow fees, legal and consulting fees, prorations and due diligence costs, and (10) any other costs or expenses incurred by Brocade prior to or on such Sale Closing that are allocable to the Project. The foregoing notwithstanding, for purposes of calculating Net Profit for a Partial Transfer, (i) Project Costs in category (9) above shall be included only to the extent attributable to the applicable Partial Transfer, and (ii) all other Project Costs shall be prorated based on the number of Square Feet contained in the portion of the Project subject to such Partial Transfer.
          (j) “Purchaser” shall mean the third party purchaser or purchasers under a Sale Contract, or the assignees or designees of such purchaser or purchasers.
          (k) “Sale Closing” shall mean the close of escrow for a Transfer pursuant to a Sale Contract.
          (l) “Sale Consideration” shall, with respect to any Sale Contract, mean the purchase price received by Brocade from the Purchaser pursuant to such Sale Contract.
          (m) “Sale Contract” shall mean a contract between Brocade and a Purchaser pursuant to which Brocade agrees to Transfer all or any portion of the Project to such Purchaser on the terms and conditions provided in such contract.
          (n) “Square Feet” shall, with respect to any portion of the Project, mean the aggregate square footage of the Improvements contained or to be contained in such portion of the Project.
          (o) “Transfer” shall mean any transfer, sale, or other conveyance of all or any portion of the Project to a third party purchaser, but shall not include (i) any lease; (ii) any transfer, sale or conveyance of any direct or indirect ownership interest in Brocade; (iii) any transfer, sale, or other conveyance of all or any portion of the Project to an Affiliate (as defined in the Development Services Agreement) of Brocade; (iv) any deed of trust, mortgage, assignment or other transfer merely as security for the performance of any obligation, or any foreclosure or deed-in-lieu of foreclosure pursuant to any such instrument; or (v) any merger, consolidation or similar transaction relating to Brocade. A portion of the Project shall be

3

considered “Transferred” upon completion of a Sale Closing with respect to such portion of the Project.
     2. Profit Participation. If Brocade elects, in Brocade’s sole discretion, to Transfer all or any portion of the Project at any time on or prior to the Expiration Date, then, concurrently with each Sale Closing, Brocade will pay MFP/Hunter the Profit Participation with respect to the applicable Transfer. Upon approval of the final settlement statement for such Transfer, Brocade shall prepare and deliver to MFP/Hunter and to Escrow Holder Brocade’s calculation, made in good-faith and in Brocade’s reasonable discretion, of Net Profit with respect to such Transfer (the "Net Profit Calculation”). At each Sale Closing, the Profit Participation with respect to the applicable Transfer shall be disbursed by Escrow Holder directly to MFP/Hunter pursuant to instructions provided by MFP/Hunter, from the funds otherwise payable to Brocade at such Sale Closing. The terms and conditions of any Transfer and/or Sale Contract including, without limitation, the Sale Consideration, shall be within Brocade’s sole discretion, and MFP/Hunter shall have no right to participate in the negotiation, or approve or disapprove the terms and conditions, of any Sale Contract or Transfer. If the entire Project has not been Transferred prior to the Expiration Date, then Brocade shall pay the Expiration Payment (if any) to MFP/Hunter on the Expiration Date.
     3. Effect of Development Manager Overruns. Notwithstanding anything to the contrary in this Agreement, if there is a Development Manager Overrun (as defined in the Development Services Agreement) and/or Delivery Delay Amount (as defined in the Development Services Agreement), and any unused proceeds of the Letter of Credit (as defined in the Development Services Agreement), after previous draws and applications (if any), have been received by Brocade and are insufficient to pay the entire Development Manager Overrun and/or Delivery Delay Amount (the amount of such insufficiency being referred to herein as the “Remaining Development Manager Liability”), then each Profit Participation payment and/or the Expiration Payment, as applicable, shall be reduced, on a dollar-for-dollar basis, by the amount of the Remaining Development Manager Liability until such Remaining Development Manager Liability is fully exhausted.
     4. Right of Review and Inspection. Brocade shall, within five (5) business days following receipt of a written request from MFP/Hunter given within fifteen (15) business days following MFP/Hunter’s receipt of a Net Profit Calculation, permit the review and inspection of Brocade’s records which reasonably relate to Brocade’s determination of such Net Profit Calculation. Such review and inspection may be performed by MFP/Hunter’s employees, consultants, attorneys or agents. Any such review and inspection shall take place during regular business hours at Brocade’s principal place of business, and shall be performed at MFP/Hunter’s sole cost and expense. The foregoing notwithstanding, such review or inspection shall not delay or interfere with any Sale Closing or with Brocade’s or the Purchaser’s rights or obligations under any Sale Contract.
     5. Termination.
          (a) Termination Events. This Agreement shall remain in full force and effect until the earlier of:

4

          (i) The termination of the Development Services Agreement by Brocade due to an Event of Default or Hunter/Storm Change of Control (as such terms are defined in the Development Services Agreement), if (but only if) such termination occurs on or prior to July 22, 2009;
          (ii) Such time as the entire Project has been Transferred and MFP/Hunter has received Profit Participation with respect to Transfers of, in the aggregate, the entire Project; or
          (iii) The Expiration Date, and payment to MFP/Hunter of the Expiration Payment.
          (b) Effect of Termination. After termination of this Agreement pursuant to Section 5(a) above, Brocade shall have no further obligations under this Agreement, and this Agreement shall terminate and be of no further force and effect.
     6. Miscellaneous.
          (a) Brokers. Brocade hereby represents and warrants to MFP/Hunter that, except for Studley, Inc. (the fees or commissions to whom, if any are due, will be paid for by Brocade pursuant to a separate agreement), it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. MFP/Hunter hereby represents and warrants to Brocade that it did not employ or use any broker or finder to arrange or bring about this transaction, and that there are no other claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. If any person brings a claim against MFP/Hunter for a commission or finder’s fee based upon any contact, dealings, or communication with Brocade in connection with the transactions contemplated by this Agreement, then Brocade shall defend MFP/Hunter from such claim, and shall indemnify MFP/Hunter and hold MFP/Hunter harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by MFP/Hunter with respect to the claim. If any person brings a claim against Brocade for a commission or finder’s fee based upon any contact, dealings, or communication with MFP/Hunter in connection with the transactions contemplated by this Agreement, then MFP/Hunter shall defend Brocade from such claim, and shall indemnify Brocade and hold Brocade harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Brocade with respect to the claim.
          (b) Notices. All notices, demands or other communications of any type given by either party to the other, whether required by this Agreement or in any way related to this transaction, shall be in writing and delivered: (i) by hand or Federal Express or similar courier service; (ii) by United States Mail, as a certified item, return receipt requested, and deposited in a Post Office or other depository under the care or custody of the United States Postal Service, with proper postage affixed, or (iii) transmitted by facsimile or electronic mail with a hard copy sent within one (1) Business Day by any of the foregoing means. Each notice to a party shall be addressed as follows:

5

To MFP/Hunter:	MFP/Hunter@First Office Partners, LLC
10121 Miller Avenue, Suite 200
Cupertino, California 95014
Attention: Derek K. Hunter, Jr
Fax: (408) 255-4100
Email: deke@hunterproperties.com

With a copy to:	MacFarlane Urban Realty Company
201 Spear Street, 12th Floor
San Francisco, California 94105-1636
Attention: Thomas C. Klugherz
Fax.: (415) 356-2511
Email: tklugherz@macfarlanepartners.com

With a copy to:	Coblentz, Patch, Duffy & Bass LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Danna Kozerski
Fax: (415) 989-1663
Email: dmk@coblentzlaw.com

To Brocade:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention: Michael Hirahara
Fax: (408) 333-8101
Email: mhirahar@brocade.com

With a copy to	Ellman Burke Hoffman & Johnson
601 California Street, 19th Floor
San Francisco, California 94108
Attention: Jodi Fedor
Fax: (415) 296-1765
Email: jfedor@ellman-burke.com
     Any notice delivered by hand or Federal Express or similar courier service shall be deemed to be delivered when actual delivery is made. Any notice deposited in the United States Mail in the manner required above shall be deemed to be delivered three (3) calendar days after the date of such deposit, and any time periods provided for herein during which a party may act shall not commence until such notice is deemed to be so delivered. Any notice delivered by facsimile or electronic mail shall be deemed to be delivered when actual delivery is made (as evidenced by the notifying party’s receipt of written or electronic confirmation of such delivery or refusal of delivery prior to 5:00 pm Pacific time on a Business Day). Either party hereto may change its address by notice given as provided herein to the other party.

6

          (c) Rules of Construction. Where required for proper interpretation, words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The headings of the Sections and paragraphs contained in this Agreement are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Agreement. References in this Agreement to Sections and paragraphs are references to the Sections and paragraphs contained in this Agreement. Each reference in this Agreement to a Section shall be deemed a reference to all Sections contained within such Section. This Agreement has been fully negotiated at arms’ length between the parties, after advice by counsel and other representatives chosen by the parties, and the parties are fully informed with respect thereto. No party shall be deemed the scrivener of this Agreement and, accordingly, the provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party. Use in this Agreement of the words “including” or “such as”, or words of similar import, following any general term, statement or matter shall not be construed to limit such term, statement or matter to the enumerated items, whether or not language of non-limitation (such as “without limitation” or “but not limited to”) are used with reference thereto, but rather shall refer to all items or matters that could reasonably fall within the broadest scope of such term, statement or matter.
          (d) Amendment; Waivers. This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto. A party may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations. No waiver by any party of a breach of any of the terms, covenants, or conditions of this Agreement by the other party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained.
          (e) Time of Essence. Time is of the essence of this Agreement and each provision hereof.
          (f) Attorneys’ Fees. If either party brings an action or proceeding at law or in equity to interpret or enforce this Agreement or any provisions contained herein, or to seek damages or other redress for a breach, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys’ fees incurred in such action or proceeding.
          (g) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of California.
          (h) Entire Agreement. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

7

          (i) Successors and Assigns. This Agreement, and the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.
          (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
          (k) Memorandum of Agreement. Concurrently with the execution hereof, Brocade and MFP/Hunter shall execute, acknowledge and cause to be recorded in the Official Records of Santa Clara County a memorandum of MFP/Hunter’s rights under this Agreement (the “Memorandum of Agreement”) in the form attached hereto as Exhibit A and incorporated herein. Upon the termination of this Agreement, MFP/Hunter shall execute, acknowledge and deliver a release of this Agreement in the form attached hereto as Exhibit B (the “Release”), which Release shall be deposited into the Sale Escrow (and shall be a condition to MFP/Hunter’s receipt of the Profit Participation resulting from such Transfer) promptly following MFP/Hunter’s receipt of Brocade’s calculation of Net Profit or, if this Agreement terminates other than as a result of a Transfer, will be delivered to Brocade within three (3) days following the termination of this Agreement.
[signatures on next page]

8

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.
MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO At First, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary
Dated: May                     , 2008
BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Richard Deranleau Vice President of Finance and Chief Financial Officer

Dated:	May ___, 2008

9

EXHIBIT A
MEMORANDUM OF PROFIT PARTICIPATION AGREEMENT
RECORDING REQUESTED BY:
WHEN RECORDED, MAIL TO:
Brocade Communication Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Attention: Sr. Director Global
Real Estate & Facilities
MEMORANDUM OF PROFIT PARTICIPATION AGREEMENT
     THIS MEMORANDUM OF PROFIT PARTICIPATION AGREEMENT (this “Memorandum”) is made and entered into as of May ___, 2008 (the “Effective Date”), by and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Brocade”) and MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“MFP/Hunter”) who hereby agree as follows:
     1. Property. MFP/Hunter has sold and conveyed concurrently herewith to Brocade, certain real property located in the City of San Jose, County of Santa Clara, State of California as more specifically described in Exhibit A hereto (the “Property”).
     2. Participation Agreement. Concurrently herewith Brocade and MFP/Hunter have entered into that certain Profit Participation Agreement (“Participation Agreement”), whereby Brocade has agreed to make certain payments to MFP/Hunter, as more specifically provided in, and subject to the specific terms and conditions of, the Participation Agreement. Each and every of the terms and provisions of the Participation Agreement are hereby incorporated into this Memorandum by this reference.
     3. Purpose. This Memorandum has been prepared for the purpose of recordation pursuant to the Participation Agreement, and shall not alter or affect in any way the rights and obligations of Brocade and MFP/Hunter under the Participation Agreement. In the event of any inconsistency between this Memorandum and the Participation Agreement, the terms of the Participation Agreement shall control.
     4. Termination. This Memorandum shall remain in full force and effect until May 22, 2011, subject to extension as provided in the Participation Agreement.
     5. Governing Law. This Memorandum shall be governed by, and construed in accordance with, the laws of the State of California.

10

     6. Successors and Assigns. This Memorandum, and the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.
     7. Counterparts. This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
     8. Exhibit. The exhibit attached hereto is incorporated herein by this reference as though set forth in full herein.
     IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first hereinabove written.
MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO At First, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary
BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Richard Deranleau Vice President of Finance and Chief Financial Officer

11

Exhibit A
To Memorandum of Profit Participation Agreement
LEGAL DESCRIPTION OF PROPERTY

12

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On                                         , before me,                                         , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)

Notary Public

13

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On                                         , before me,                                          , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)

Notary Public

14

EXHIBIT B
RELEASE
RECORDING REQUESTED BY:
WHEN RECORDED, MAIL TO:
Brocade Communication Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Attention: Sr. Director Global
Real Estate & Facilities
RELEASE
     The undersigned hereby acknowledges that that certain Profit Participation Agreement dated May 22, 2008 and recorded in the Official Records of the Recorder’s Office of Santa Clara County, California, at Book ___, Page ___on the ___ day of May ___, 2008, is released in full.
Dated this ___ day of                     , 20___.
MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO At First, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:

Derek K. Hunter, Jr.
Its: President and Secretary

15

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On                                         , before me,                                         , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)

Notary Public

16

Exhibit F-2
Memorandum of Profit Participation Agreement

RECORDING REQUESTED BY:
WHEN RECORDED, MAIL TO:

Brocade Communication Systems, Inc. 1745 Technology Drive San Jose, CA 95110 Attention: Sr. Director Global Real Estate & Facilities
MEMORANDUM OF PROFIT PARTICIPATION AGREEMENT
     THIS MEMORANDUM OF PROFIT PARTICIPATION AGREEMENT (this “Memorandum”) is made and entered into as of May ___, 2008 (the “Effective Date”), by and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Brocade”) and MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“MFP/Hunter”) who hereby agree as follows:
     1. Property. MFP/Hunter has sold and conveyed concurrently herewith to Brocade, certain real property located in the City of San Jose, County of Santa Clara, State of California as more specifically described in Exhibit A hereto (the “Property”).
     2. Participation Agreement. Concurrently herewith Brocade and MFP/Hunter have entered into that certain Profit Participation Agreement (“Participation Agreement”), whereby Brocade has agreed to make certain payments to MFP/Hunter, as more specifically provided in, and subject to the specific terms and conditions of, the Participation Agreement. Each and every of the terms and provisions of the Participation Agreement are hereby incorporated into this Memorandum by this reference.
     3. Purpose. This Memorandum has been prepared for the purpose of recordation pursuant to the Participation Agreement, and shall not alter or affect in any way the rights and obligations of Brocade and MFP/Hunter under the Participation Agreement. In the event of any inconsistency between this Memorandum the Participation Agreement, the terms of the Participation Agreement shall control.
     4. Termination. This Memorandum shall remain in full force and effect until                     , subject to extension as provided in the Participation Agreement.
     5. Governing Law. This Memorandum shall be governed by, and construed in accordance with, the laws of the State of California.

Exhibit F-2 Page 1 of 5

     6. Counterparts. This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
     7. Exhibit. The exhibit attached hereto is incorporated herein by this reference as though set forth in full herein.
     IN WITNESS WHEREOF, the parties have executed this Memorandum of Option as of the date first hereinabove written.

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC a Delaware limited liability company

By:	USO AT FIRST, LLC, a California limited liability company Its: Administrative Member

	By:	Technology Station Associates, LLC, a California limited liability company Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC a California limited liability company Its: Managing Member

			By:	Hunter/Storm, Inc. a Delaware corporation Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary

BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation

By:
Its:
Name:

By:
Its:
Name:

Exhibit F-2 Page 2 of 5

EXHIBIT A
TO MEMORANDUM OF PARTICIPATION AGREEMENT
LEGAL DESCRIPTION OF PROPERTY

Exhibit F-2 Page 3 of 5

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On                     , before me,                                         , Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)

Notary Public

Exhibit F-2 Page 4 of 5

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On                     , before me,                                         , Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

(Seal)

Notary Public

Exhibit F-2 Page 5 of 5

Exhibit G
Preliminary Title Report
See Attached 16 Pages
Exhibit G

Order Number: NCS-335499-SC
Page Number: 1
First American Title
1737 North First Street, Suite 500
San Jose, CA 95112
Sherri Prieb
Hunter Properties, Inc.
6972 Wapiti Court
Boulder, CO 80301
Phone: (303)581-9444

Escrow Officer:	Gail A. Deaver
Phone:	(408)487-5025

Owner:	MFP/Hunter First Office Partners, LLC

Property:	Parcels 1-5 of Parcel Map, San Jose, CA
PRELIMINARY REPORT
In response to the above referenced application for a policy of title insurance, this company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.
The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in Exhibit A attached. Copies of the Policy forms should be read. They are available from the office which issued this report.
Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.
It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.
This report (and any supplements or amendments hereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 2
Dated as of April 7, 2008 at 7:30 A.M.
The form of Policy of title insurance contemplated by this report is:
2006 ALTA Owners Policvy
A specific request should be made if another form or additional coverage is desired.
Title to said estate or interest at the date hereof is vested in:
MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
The estate or interest in the land hereinafter described or referred to covered by this Report is:
Fee Simple
The Land referred to herein is described as follows:
(See attached Legal Description)
At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy form would be as follows:
1.	General and special taxes and assessments for the fiscal year 2008-2009, a lien not yet due or payable.

2.	The lien of supplemental taxes, if any, assessed as a result of an event occurring on or after the date of this policy, pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3.	The fact that the land lies within the boundaries of the Rincon de los Esteros Redevelopment Project Area, as disclosed by the document recorded July 11, 1975 as Book B502, Page 711 of Official Records.

Document(s) declaring modifications thereof recorded August 6, 1979 as Book E699, Page 245 and August 6, 1979 as Book E699, Page 277, both of Official Records.

Document(s) declaring modifications thereof recorded December 21, 1979 as Book F037, Page 585 of Official Records.

Document(s) declaring modifications thereof recorded October 8, 1981 as Book G382, Page 605 of Official Records.

Document(s) declaring modifications thereof recorded July 28, 1982 as Book G929, page 703 of Official Records.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 3
Document(s) declaring modifications thereof recorded September 14, 1983 as Book H892, Page 200 of Official Records.

Document(s) declaring modifications thereof recorded January 9, 1984 as Book I220, Page 271 of Official Records.

Document(s) declaring modifications thereof recorded December 17, 1987 as Book K394, Page 143 of Official Records.

Document(s) declaring modifications thereof recorded May 5, 1988 as Book K524, Page 532 of Official Records.

Document(s) declaring modifications thereof recorded January 6, 1992 as Book L996, Page 508 of Official Records.

Document(s) declaring modifications thereof recorded October 2, 2007 as Document No. 19603127 of Official Records.

4.	An easement shown or dedicated on the map filed or recorded December 22, 1983 as Book 523, Pages 7, 8 and 9 of Maps For: Public Service Easement and incidental purposes.

5.	The terms and provisions contained in the document entitled “Memorandum of Agreement” recorded February 28, 1985 as Book J280, Page 279 of Official Records.

6.	Abutter’s rights of ingress and egress to or from Highway 237 have been relinquished in the document recorded March 30, 1994 as Document No. 12426626, Book N373, Page 560 of Official Records.

7.	The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378584 of Official Records.

8.	The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378586 of Official Records.

9.	Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded October 31, 2007 as Document No. 19634748 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 4
10.	A Deed of Trust to secure an original indebtedness of $17,000,000.00 recorded October 31, 2007 as Document No. 19634750 of Official Records.

Dated:	October 31, 2007
Trustor:	MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
Trustee:	CHICAGO TITLE COMPANY
Beneficiary:	WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
A document entitled “Assignment of Leases and Rents” recorded October 31, 2007 as Document No. 19634751 of Official Records, as additional security for the payment of the indebtedness secured by the deed of trust.

11.	A financing statement recorded October 31, 2007 as Document No. 19634752 of Official Records.

Debtor:	MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
Secured party:	WACHOVIA BANK, NATIONAL ASSOCIATION
12.	The terms and provisions contained in the document entitled “Memorandum of Construction and Reimbursement Agreement” recorded October 31, 2007 as Document No. 19634753 of Official Records.

13.	A temporary easement for designing and constructing the improvements and incidental purposes, recorded October 31, 2007 as Document No. 19634753 of Official Records.

In Favor of:	TSA At First LLC, a Delaware limited liability company
Affects:	A portion of said land, as shown on the plat attached thereto as “EXHIBIT B”
14.	The terms and provisions contained in the document entitled “Option For Grant of Easement” recorded October 31, 2007 as Document No. 19634754 of Official Records.

15.	TERMS AND CONDITIONS of that certain Permit

File No.:	H07-018
Disclosed By:	Certificate of Permit
Recorded:	November 5, 2007 as Document No. 19644216, Official Records
Reference is hereby made to the record for particulars.

16.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Public Service Easement and incidental purposes.
17.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Emergency Access Easement and incidental purposes.
18.	An easement shown or dedicated on the Map as referred to in the legal description

For:	Sidewalk Easement and incidental purposes.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 5

19.	An easement shown or dedicated on the Map as referred to in the legal description

For: Bicycle Path Easement and incidental purposes.

20.	An easement shown or dedicated on the Map as referred to in the legal description

For: Private Ingress and Egress Easement and incidental purposes.
21.	Any facts, rights, interests or claims that may exist or arise by reason of the matters disclosed by that certain ALTA/ACSM survey made by Kier & Wright dated August 30, 2007 and last revised February 29, 2008.

22.	Rights of parties in possession.
INFORMATIONAL NOTES
1.	The property covered by this report is vacant land.

2.	According to the public records, there has been no conveyance of the land within a period of twenty four months prior to the date of this report, except as follows:

A document recorded June 20, 2007 as Document No. 19476403 of Official Records.

From:	Palm, Inc., a Delaware Corporation
To:	TSA at First, LLC, a Delaware limited liability company

A document recorded October 31, 2007 as Document No. 19634749 of Official Records.

From:	TSA AT FIRST, LLC, a Delaware limited liability company
To:	MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company
3.	Short term rate applies.
The map attached, if any, may or may not be a survey of the land depicted hereon. First American Title Insurance Company expressly disclaims any liability for loss or damage which may result from reliance on this map except to the extent coverage for such loss or damage is expressly provided by the terms and provisions of the title insurance policy, if any, to which this map is attached.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 6
LEGAL DESCRIPTION
Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:
PARCEL 2 AS SHOWN ON THE PARCEL MAP BEING A SUBDIVISION OF LAND LYING WITHIN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, FILED AUGUST 14, 2007 IN BOOK 817 OF MAPS, PAGE(S) 23-24, IN THE OFFICE OF THE SANTA CLARA COUNTY RECORDER.
APN: 097-03-079 and 097-03-085
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 7
NOTICE I
Section 12413.1 of the California Insurance Code, effective January 1, 1990, requires that any title insurance company, underwritten title company, or controlled escrow company handling funds in an escrow or sub-escrow capacity, wait a specified number of days after depositing funds, before recording any documents in connection with the transaction or disbursing funds. This statute allows for funds deposited by wire transfer to be disbursed the same day as deposit. In the case of cashier’s checks or certified checks, funds may be disbursed the next day after deposit. In order to avoid unnecessary delays of three to seven days, or more, please use wire transfer, cashier’s checks, or certified checks whenever possible.
If you have any questions about the effect of this new law, please contact your local First American Office for more details.
NOTICE II
As of January 1, 1991, if the transaction which is the subject of this report will be a sale, you as a party to the transaction, may have certain tax reporting and withholding obligations pursuant to the state law referred to below:
In accordance with Sections 18662 and 18668 of the Revenue and Taxation Code, a buyer may be required to withhold an amount equal to three and one-third percent of the sales price in the case of the disposition of California real property interest by either:
1.	A seller who is an individual with a last known street address outside of California or when the disbursement instructions authorize the proceeds be sent to a financial intermediary of the seller, OR

2.	A corporate seller which has no permanent place of business in California.
The buyer may become subject to penalty for failure to withhold an amount equal to the greater of 10 percent of the amount required to be withheld or five hundred dollars ($500).
However, notwithstanding any other provision included in the California statutes referenced above, no buyer will be required to withhold any amount or be subject to penalty for failure to withhold if:
1.	The sales price of the California real property conveyed does not exceed one hundred thousand dollars ($100,000), OR
2.	The seller executes a written certificate, under the penalty of perjury, certifying that the seller is a resident of California, or if a corporation, has a permanent place of business in California, OR
3.	The seller, who is an individual, executes a written certificate, under the penalty of perjury, that the California real property being conveyed is the seller’s principal residence (as defined in Section 1034 of the Internal Revenue Code).
The seller is subject to penalty for knowingly filing a fraudulent certificate for the purpose of avoiding the withholding requirement.
The California statutes referenced above include provisions which authorize the Franchise Tax Board to grant reduced withholding and waivers from withholding on a case-by-case basis.
The parties to this transaction should seek an attorney’s, accountant’s, or other tax specialist’s opinion concerning the effect of this law on this transaction and should not act on any statements made or omitted by the escrow or closing officer.
The Seller May Request a Waiver by Contacting:
Franchise Tax Board
Withhold at Source Unit
P.O. Box 651
Sacramento, CA 95812-0651
(916) 845-4900
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 8
Privacy Policy
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information — particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our parent company, The First American Corporation, we have adopted this Privacy Policy to govern the use and handling of your personal information.
Applicability
This Privacy Policy governs our use of the information which you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values, a copy of which can be found on our website at www.firstam.com.
Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:
•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies, and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies, or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.
Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.
Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American’s Fair Information Values. We
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 9
currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 10
EXHIBIT A
LIST OF PRINTED EXCEPTIONS AND EXCLUSIONS (BY POLICY TYPE)
1.     CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY — 1990
SCHEDULE B
EXCEPTIONS FROM COVERAGE
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records. Proceedings by a public agency which may result in taxes or assessments, or notice of such proceedings, whether or not shown by the records of such agency or by the public records.
2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.
3.	Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.
4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.
5.	(a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b), or (c) are shown by the public records.
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b)Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.	Defects, liens, encumbrances, adverse claims or other matters:

(a)whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;

(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c) resulting in no loss or damage to the insured claimant;

(d) attaching or created subsequent to Date of Policy; or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage or for the estate or interest insured by this policy.

4.	Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable “doing business” laws of the state in which the land is situated.

5.	Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6.	Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by their policy or the transaction creating the interest of the insured lender, by reason of the operation of federal bankruptcy, state insolvency or similar creditors’ rights laws.
2.      AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY FORM B — 1970
SCHEDULE OF EXCLUSIONS FROM COVERAGE
1.	Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions of area of the land, or the effect of any violation of any such law, ordinance or governmental regulation.

2.	Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.

3.	Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant; (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this policy and not disclosed in writing by the insured claimant to the Company prior to the
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 11
date such insured claimant became an insured hereunder; (c) resulting in no loss or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy; or (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.
3.      AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY FORM B — 1970
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 2 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage by reason of the matters shown in parts one and two following:
Part One
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.
4.      AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1970
WITH A.L.T.A. ENDORSEMENT FORM 1 COVERAGE
SCHEDULE OF EXCLUSIONS FROM COVERAGE
1.	Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions or area of the land, or the effect of any violation of any such law ordinance or governmental regulation.

2.	Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.

3.	Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant, (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this policy or acquired the insured mortgage and not disclosed in writing by the insured claimant to the Company prior to the date such insured claimant became an insured hereunder, (c) resulting in no loss or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy (except to the extent insurance is afforded herein as to any statutory lien for labor or material or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at Date of Policy).

4.	Unenforceability of the lien of the insured mortgage because of failure of the insured at Date of Policy or of any subsequent owner of the indebtedness to comply with applicable “doing business” laws of the state in which the land is situated.
5.      AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1970
WITH REGIONAL EXCEPTIONS
When the American Land Title Association Lenders Policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy, the exclusions set forth in paragraph 4 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage by reason of the matters shown in parts one and two following
Part One
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 12
6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
6.      AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1992
WITH A.L.T.A. ENDORSEMENT FORM 1 COVERAGE
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy;

(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.	Defects, liens, encumbrances, adverse claims, or other matters:

(a)whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;

(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c) resulting in no loss or damage to the insured claimant;

(d) attaching or created subsequent to Date of Policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory lien for services, labor or material or the extent insurance is afforded herein as to assessments for street improvements under construction or completed at date of policy); or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage.

4.	Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with the applicable “doing business” laws of the state in which the land is situated.

5.	Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6.	Any statutory lien for services, labor or materials (or the claim of priority of any statutory lien for services, labor or materials over the lien of the insured mortgage) arising from an improvement or work related to the land which is contracted for and commenced subsequent to Date of Policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance.

7.	Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:

(i) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer; or

(ii) the subordination of the interest of the insured mortgagee as a result of the application of the doctrine of equitable subordination; or

(iii) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:

(a) to timely record the instrument of transfer; or

(b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.
7.      AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1992
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 6 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 13
6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
8.      AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY — 1992
EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.	Defects, liens, encumbrances, adverse claims, or other matters:

(a) created, suffered, assumed or agreed to by the insured claimant;

(b)not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c) resulting in no loss or damage to the insured claimant;

(d) attaching or created subsequent to Date of Policy; or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4.	Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:

(i) the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or

(ii) the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:

(a) to timely record the instrument of transfer; or

(b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.
9.      AMERICAN LAND TITLE ASSOCIATION OWNER’S POLICY — 1992
WITH REGIONAL EXCEPTIONS
When the American Land Title Association policy is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 8 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of: Part One:
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
10.      AMERICAN LAND TITLE ASSOCIATION RESIDENTIAL
TITLE INSURANCE POLICY — 1987
EXCLUSIONS
In addition to the Exceptions in Schedule B, you are not insured against loss, costs, attorneys’ fees and expenses resulting from:
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 14
1.	Governmental police power, and the existence or violation of any law or government regulation. This includes building and zoning ordinances and also laws and regulations concerning:

* land use	* land division
* improvements on the land	* environmental protection
This exclusion does not apply to violations or the enforcement of these matters which appear in the public records at Policy Date.

This exclusion does not limit the zoning coverage described in items 12 and 13 of Covered Title Risks.

2.	The right to take the land by condemning it, unless:

* a notice of exercising the right appears in the public records on the Policy Date

* the taking happened prior to the Policy Date and is binding on you if you bought the land without knowing of the taking.
3.	Title Risks:

* that are created, allowed, or agreed to by you

* that are known to you, but not to us, on the Policy Date — unless they appeared in the public records * that result in no loss to you

* that first affect your title after the Policy Date — this does not limit the labor and material lien coverage in Item 8 of Covered Title Risks
4.	Failure to pay value for your title.

5.	Lack of a right:

* to any land outside the area specifically described and referred to in Item 3 of Schedule A, or

* in streets, alleys, or waterways that touch your land

This exclusion does not limit the access coverage in Item 5 of Covered Title Risks.
11. EAGLE PROTECTION OWNER’S POLICY
CLTA HOMEOWNER’S POLICY OF TITLE INSURANCE — 1998
ALTA HOMEOWNER’S POLICY OF TITLE INSURANCE — 1998
Covered Risks 14 (Subdivision Law Violation). 15 (Building Permit). 16 (Zoning) and 18 (Encroachment of boundary walls or fences) are subject to Deductible Amounts and Maximum Dollar Limits of Liability
EXCLUSIONS
In addition to the Exceptions in Schedule B, you are not insured against loss, costs, attorneys’ fees, and expenses resulting from:
1.	Governmental police power, and the existence or violation of any law or government regulation. This includes ordinances, laws and regulations concerning:

a. building	b. zoning
c. land use	d. improvements on the land
e. land division	f. environmental protection
This exclusion does not apply to violations or the enforcement of these matters if notice of the violation or enforcement appears in the Public Records at the Policy Date.

This exclusion does not limit the coverage described in Covered Risk 14, 15, 16, 17 or 24.

2.	The failure of Your existing structures, or any part of them, to be constructed in accordance with applicable building codes. This Exclusion does not apply to violations of building codes if notice of the violation appears in the Public Records at the Policy Date.

3.	The right to take the Land by condemning it, unless:

a. a notice of exercising the right appears in the Public Records at the Policy Date; or

b. the taking happened before the Policy Date and is binding on You if You bought the Land without Knowing of the taking.

4.	Risks:

a. that are created, allowed, or agreed to by You, whether or not they appear in the Public Records;

b. that are Known to You at the Policy Date, but not to Us, unless they appear in the Public Records at the Policy Date;

c. that result in no loss to You; or

d. that first occur after the Policy Date — this does not limit the coverage described in Covered Risk 7, 8.d, 22, 23, 24 or 25.

5.	Failure to pay value for Your Title.

6.	Lack of a right:

a. to any Land outside the area specifically described and referred to in paragraph 3 of Schedule A; and

b. in streets, alleys, or waterways that touch the Land. This exclusion does not limit the coverage described in Covered Risk 11 or 18.
12.      AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1992 WITH A.L.T.A. ENDORSEMENT FORM 1
COVERAGE WITH EAGLE PROTECTION ADDED
EXCLUSIONS FROM COVERAGE
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 15
The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys’ fees or expenses which arise by reason of:
1.	(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the Land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the Land; (iii) a separation in ownership or a change in the dimensions or area of the Land or any parcel of which the Land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the Land has been recorded in the Public Records at Date of Policy. This exclusion does not limit the coverage provided under insuring provisions 14, 15, 16 and 24 of this policy.

(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the Public Records at Date of Policy. This exclusion does not limit the coverage provided under insuring provisions 14, 15, 16 and 24 of this policy.

2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the Public Records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without Knowledge.

3.	Defects, liens, encumbrances, adverse claims or other matters:

(a) created, suffered, assumed or agreed to by the Insured Claimant;

(b) not known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c) resulting in no loss or damage to the Insured Claimant; (d) attaching or created subsequent to Date of Policy (this paragraph

(d) does not limit the coverage provided under insuring provisions 7, 8, 16, 17, 19, 20, 21, 23, 24 and 25); or

(e) resulting in loss or damage which would not have been sustained if the Insured Claimant had paid value for the Insured Mortgage.

4.	Unenforceability of the lien of the Insured Mortgage because of the inability or failure of the Insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the Land is situated.

5.	Invalidity or unenforceability of the lien of the Insured Mortgage, or claim thereof, which arises out of the transaction evidenced by the Insured Mortgage and is based upon:

(a) usury, except as provided under insuring provision 10 of this policy; or

(b) any consumer credit protection or truth in lending law.

6.	Taxes or assessments of any taxing or assessment authority which become a lien on the Land subsequent to Date of Policy.

7.	Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that is based on:

(a) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer; or

(b) the subordination of the interest of the insured mortgagee as a result of the application of the doctrine of equitable subordination; or

(c) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer except where the preferential transfer results from the failure:

(i) to timely record the instrument of transfer; or

(ii) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

8.	Any claim of invalidity, unenforceability or lack of priority of the lien of the Insured Mortgage as to advances or modifications made after the Insured has Knowledge that the vestee shown in Schedule A is no longer the owner of the estate or interest covered by this policy. This exclusion does not limit the coverage provided under insuring provision 7.

9.	Lack of priority of the lien of the Insured Mortgage as to each and every advance made after Date of Policy, and all interest charged thereon, over liens, encumbrances and other matters affecting title, the existence of which are Known to the Insured at:

(a) The time of the advance; or

(b) The time a modification is made to the terms of the Insured Mortgage which changes the rate of interest charged, if the rate of interest is greater as a result of the modification than it would have been before the modification.

This exclusion does not limit the coverage provided under insuring provision 7.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:
1.	Environmental protection liens provided for by the following existing statutes, which liens will have priority over the lien of the Insured Mortgage when they arise: NONE.
13. AMERICAN LAND TITLE ASSOCIATION LOAN POLICY — 1992
WITH EAGLE PROTECTION ADDED
WITH REGIONAL EXCEPTIONS
When the American Land Title Association loan policy with EAGLE Protection Added is used as a Standard Coverage Policy and not as an Extended Coverage Policy the exclusions set forth in paragraph 12 above are used and the following exceptions to coverage appear in the policy.
SCHEDULE B
This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of: Part One:
First American Title Insurance Company

Order Number: NCS-335499-SC
Page Number: 16
1.	Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.	Easements, claims of easement or encumbrances which are not shown by the public records.

4.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by public records.

5.	Unpatented mining claims; reservations or exceptions in patents or in acts authorizing the issuance thereof; water rights, claims or title to water.

6.	Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.
Part Two:
1.	Environmental protection liens provided for by the following existing statutes, which liens will have priority over the lien of the Insured Mortgage when they arise: NONE
First American Title Insurance Company

Exhibit H
Form of Owner’s Certificate

Escrow No.	NCS-335499-SC
Title Order No.	NCS-335499-SC
     The undersigned, MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Owner”), certifies to First American Title Insurance Company (“First American”) as follows:
1. Review of Report. The undersigned has reviewed Preliminary Report No. NCS-335499-SC dated as of April 7, 2008 (the “Title Report”).
2. Occupancy. There are no leases, subleases or other rental or possession agreements affecting the property legally described in Exhibit A attached hereto (the “Property”).
3. Mechanics Liens. During the last three months, no work has been done and no materials have been furnished for construction by or on behalf of Owner on the Property, including any repair or removal of improvements, of the type that could create a mechanic’s lien under applicable law, except for site improvements as defined in California Civil Code Section 3102 and the drilling of certain pile indicators. The foregoing work is being performed pursuant to an agreement between Owner and Vance Brown Inc. There are no current unpaid billed invoices from Vance Brown Inc. for work performed under that agreement.
4. Environmental Liens. The undersigned has not received, and is not aware of, any release reports or commitment statements, which have been issued under California Civil Code 850, et seq. with respect to the Property.
5. Indemnity. The undersigned acknowledges that it has read the foregoing and fully understands the legal aspects of any misrepresentation and/or untrue statements made herein and agrees to indemnify and hold harmless First American against liability occasioned by reason of reliance upon the statements made herein.
     Owner executed this affidavit with the understanding that First American will be relying on the information contained herein in issuing the above referenced policy of title insurance. The certifications made herein are true and correct to the actual knowledge of Owner.
Signature Appears on Following Page

Exhibit H Page 1 of 3

EXECUTED this                      day of May, 2008
OWNER:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC a Delaware limited liability company

By:	USO AT FIRST, LLC, a California limited liability company Its: Administrative Member

	By:	Technology Station Associates, LLC, a California limited liability company Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC a California limited liability company Its: Managing Member

			By:	Hunter/Storm, Inc. a Delaware corporation Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary

Exhibit H Page 2 of 3

EXHIBIT A
TO OWNER’S CERTIFICATE
[LEGAL DESCRIPTION]

Exhibit H Page 3 of 3

Exhibit I
Deed

Recording Requested By, Mail Tax Statements and When Recorded Mail To:

Brocade Communication Systems, Inc. 1745 Technology Drive San Jose, CA 95110 Attention: Sr. Director Global Real Estate & Facilities

APN:	SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE
GRANT DEED
     THE UNDERSIGNED GRANTOR DECLARES:
     THE DOCUMENTARY TRANSFER TAX IS NOT FOR PUBLIC RECORD.
     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Grantor”), grants to BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Grantee”), that certain land located in the City of San Jose, County of Santa Clara, State of California, as more particularly described in Exhibit A attached hereto, together with Grantor’s interest, if any, in and to all rights, privileges, tenements, hereditaments, rights-of-way, easements, appurtenances, mineral rights, and air rights belonging or appertaining thereto.
     The conveyance by Grantor to Grantee pursuant to this Grant Deed is made and accepted subject to all matters (the “Permitted Exceptions”) set forth in Exhibit B attached hereto and incorporated herein by reference.
Signature Appears on Following Page

Exhibit I Page 1 of 8

     IN WITNESS WHEREOF, the undersigned has executed this Grant Deed on May ___, 2008.

GRANTOR:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC a Delaware limited liability company

By:	USO AT FIRST, LLC, a California limited liability company Its: Administrative Member

	By:	Technology Station Associates, LLC, a California limited liability company Its: Sole Member

		By:	Hunter/Storm Univ. Station, LLC a California limited liability company Its: Managing Member

			By:	Hunter/Storm, Inc. a Delaware corporation Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary
Acknowledgment Attached

Exhibit I Page 2 of 8

STATE OF CALIFORNIA	)
)
COUNTY OF	)
On May ___, 2008, before me,                                         , Notary Public, personally appeared Derek K. Hunter, Jr. who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                                       (Seal)

Exhibit I Page 3 of 8

EXHIBIT A
to Grant Deed
Legal Description

Exhibit I Page 4 of 8

EXHIBIT B
to Grant Deed
Permitted Exceptions
     1. Applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority;
     2. General and special taxes and assessments for the fiscal year 2008-2009, a lien not yet due or payable.
     3. The lien of supplemental taxes, if any, assessed as a result of an event occurring on or after the date of this Grant Deed, pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
     4. The fact that the land lies within the boundaries of the Rincon de los Esteros Redevelopment Project Area, as disclosed by the document recorded July 11, 1975 as Book B502, Page 711 of Official Records.
Document(s) declaring modifications thereof recorded August 6, 1979 as Book E699, Page 245 and August 6, 1979 as Book E699, Page 277, both of Official Records.
Document(s) declaring modifications thereof recorded December 21, 1979 as Book F037, Page 585 of Official Records.
Document(s) declaring modifications thereof recorded October 8, 1981 as Book G382, Page 605 of Official Records.
Document(s) declaring modifications thereof recorded July 28, 1982 as Book G929, page 703 of Official Records.
Document(s) declaring modifications thereof recorded September 14, 1983 as Book H892, Page 200 of Official Records.
Document(s) declaring modifications thereof recorded January 9, 1984 as Book I220, Page 271 of Official Records.
Document(s) declaring modifications thereof recorded December 17, 1987 as Book K394, Page 143 of Official Records.
Document(s) declaring modifications thereof recorded May 5, 1988 as Book K524, Page 532 of Official Records.
Document(s) declaring modifications thereof recorded January 6, 1992 as Book L996, Page 508 of Official Records.
Document(s) declaring modifications thereof recorded October 2, 2007 as Document No. 19603127 of Official Records.

Exhibit I Page 5 of 8

     5. An easement shown or dedicated on the map filed or recorded December 22, 1983 as Book 523, Pages 7, 8 and 9 of Maps For: Public Service Easement and incidental purposes.
     6. The terms and provisions contained in the document entitled “Memorandum of Agreement” recorded February 28, 1985 as Book J280, Page 279 of Official Records.
     7. Abutter’s rights of ingress and egress to or from Highway 237 have been relinquished in the document recorded March 30, 1994 as Document No. 12426626, Book N373, Page 560 of Official Records.
     8. The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378584 of Official Records.
     9. The terms and provisions contained in the document entitled “Release Agreement and Covenant Not To Sue” recorded September 5, 2000 as Document No. 15378586 of Official Records.
     10. Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded October 31, 2007 as Document No. 19634748 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.
     11. The terms and provisions contained in the document entitled “Memorandum of Construction and Reimbursement Agreement” recorded October 31, 2007 as Document No. 19634753 of Official Records.
     12. A temporary easement for designing and constructing the improvements and incidental purposes, recorded October 31, 2007 as Document No. 19634753 of Official Records.
In Favor of: TSA At First LLC, a Delaware limited liability company
Affects: A portion of said land, as shown on the plat attached thereto as “Exhibit B”
     13. The terms and provisions contained in the document entitled “Option For Grant of Easement” recorded October 31, 2007 as Document No. 19634754 of Official Records.
     14 TERMS AND CONDITIONS of that certain
Permit File No.: H07-018
Disclosed By: Certificate of Permit
Recorded: November 5, 2007 as Document No. 19644216, Official Records.
Reference is hereby made to the record for particulars.

Exhibit I Page 6 of 8

      15. An easement shown or dedicated on the Map filed or recorded                      , 2008 at Book                      , Pages                       of Maps, as referred to in the legal description For: Public Service Easement and incidental purposes.
     16. An easement shown or dedicated on the Map filed or recorded                      , 2008 at Book                      , Pages                       of Maps, as referred to in the legal description For: Emergency Access Easement and incidental purposes.
     17. An easement shown or dedicated on the Map filed or recorded                      , 2008 at Book                      , Pages                       of Maps, as referred to in the legal description For: Sidewalk Easement and incidental purposes.
     18 An easement shown or dedicated on the Map filed or recorded                      , 2008 at Book                      , Pages                       of Maps, as referred to in the legal description For: Bicycle Path Easement and incidental purposes.
     19. An easement shown or dedicated on the Map filed or recorded                      , 2008 at Book                      , Pages                      of Maps, as referred to in the legal description For: Private Ingress and Egress Easement and incidental purposes; and
     20. Any facts, rights, interests or claims that may exist or arise by reason of the matters disclosed by that certain ALTA/ACSM survey made by Kier & Wright dated August 30, 2007 and last revised February 29, 2008.
     21. Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions contained in that certain [Reciprocal Easement Agreement [and/or] Covenants, Conditions and Restrictions] recorded                                          , 2008 as Document No.                      , Official Records.

Exhibit I Page 7 of 8

SEPARATE STATEMENT OF
DOCUMENTARY TRANSFER TAX
County Recorder
Santa Clara County
Dear Sir/Madam:
          In accordance with Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax due not be recorded with the attached deed, but be affixed to the deed after recordation and before return as directed on the deed.
          The deed names the undersigned, as Grantor, and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, as Grantee. The real property being transferred is located in the City of San Jose and County of Santa Clara, State of California, as more particularly described in the attached deed.
          The amount of the documentary transfer tax due on the attached deed is $                                         , computed on the basis of:
          (___) computed on the consideration or value of property conveyed; or
          (___) computed on the consideration or value less liens or encumbrances remaining at the time of sale.

Very truly yours,

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary

Exhibit I Page 8 of 8

Exhibit J
Form of Assignment of Contracts
ASSIGNMENT OF CONTRACTS
     THIS ASSIGNMENT OF CONTRACTS (this “Assignment”) is entered into as of the ___day of May, 2008 by and between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Assignor”), and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Assignee”).
R E C I T A L S:
     The parties enter into this Assignment on the basis of the following facts, understandings and intentions:
     A. Assignor owns certain real property located in the City of San Jose, County of Santa Clara, California, as more particularly described in Exhibit A attached hereto (the “Property”).
     B. Assignor has entered into certain contracts that affect the Property, which contracts are described on Schedule 1 attached hereto (the “Contracts”).
     C. Assignor and Assignee have entered into a Purchase and Sale Agreement and Escrow Instructions dated as of April 24, 2008 (the “Agreement”) pursuant to which Assignee agreed to purchase the Property from Assignor and Assignor agreed to sell the Property to Assignee on the terms and conditions contained in the Agreement.
     D. Assignor desires to assign its interest in the Contracts to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties hereby agree as follows:
     1. Assignment. As of the date on which the Property is conveyed to Assignee pursuant to the Agreement (the “Closing Date”), Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest, in and to the Contracts.
     2. Assumption. As of the Closing Date, Assignee hereby assumes all of Assignor’s obligations under the Contracts to the extent occurring on or subsequent to the Closing Date.
     3. Indemnity of Assignee. Assignor shall protect, defend, and indemnify Assignee (including any officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Assignee, or any officer, director, employee, trustee, shareholder, partner, principal or adviser of any such parent, subsidiary or other affiliate (collectively, “Assignee’s Affiliates”)) against, and hold Assignee and Assignee’s Affiliates harmless from, any and all claims, demands, causes of action, losses, damages, liabilities, and costs and expenses (including, without limitation, attorney’s fees and disbursements), asserted

Exhibit J Page 1 of 6

against or incurred by Assignee or any of Assignee’s Affiliates arising under the Contracts and based on events occurring prior to the Closing Date (to the extent not due to the action or negligence of Assignee). In the event any action or proceeding is brought against any Assignee or any of Assignee’s Affiliates for any claim against which Assignor is obligated to indemnify such person or entity hereunder, Assignor upon notice from Assignee shall defend such action or proceeding at Assignor’s sole expense by counsel selected by Assignor and reasonably acceptable to Assignee.
     4. Indemnity of Assignor. Assignee shall protect, defend, and indemnify Assignor (including any officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other person or entity affiliated with Assignor, or any officer, director, employee, trustee, shareholder, partner, principal or adviser of any such parent, subsidiary or other affiliate (collectively, “Assignor’s Affiliates”)) against, and hold Assignor and Assignor’s Affiliates harmless from, any and all claims, demands, causes of action, losses, damages, liabilities, and costs and expenses (including, without limitation, attorney’s fees and disbursements), asserted against or incurred by Assignor or any of Assignor’s Affiliates arising under the Contracts and based on events occurring on or after the Closing Date (to the extent not due to the action or negligence of Assignor). In the event any action or proceeding is brought against any Assignor or any of Assignor’s Affiliates for any claim against which Assignee is obligated to indemnify such person or entity hereunder, Assignee upon notice from Assignor shall defend such action or proceeding at Assignee’s sole expense by counsel selected by Assignee and reasonably acceptable to Assignor.
     5. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.
     6. Survival; No Merger. The covenants and warranties contained herein will survive the closing of the purchase and sale of the Property to which this Assignment relates, and such covenants and warranties will not be deemed merged in the deed delivered by Assignor to Assignee.
     7. Severability. If any term of this Assignment or the application thereof to a person or circumstance shall to any extent be declared invalid or unenforceable, the remainder of this Assignment or the application of such term to persons or circumstances other than those to which it is invalid unenforceable shall not be affected thereby, and each term of this Assignment shall remain valid and enforceable to the fullest extent permitted by law.
     8. Partnership. None of the terms and conditions of this Assignment shall be deemed to create a partnership between the parties hereto and their respective businesses or otherwise, nor shall it cause them to be considered joint venturers or members of any joint enterprise. This Assignment is not intended, nor shall it be construed, to create any third party beneficiary rights in any person who is not a party hereto.
     9. Attorneys’ Fees. In the event a dispute arises concerning the performance of obligations hereunder or the meaning or interpretation of any provision of this Assignment, the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the

Exhibit J Page 2 of 6

other party in establishing its rights hereunder, including without limitation court costs and reasonable attorneys’ and expert witnesses’ fees.
     10. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.
     11. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The signature page of this Assignment may be detached from and added to any counterpart of this Assignment identical in form hereto.
Signatures Appear on Following Page

Exhibit J Page 3 of 6

     IN WITNESS WHEREOF, the undersigned have executed the within instrument as of                      , 2008.
     ASSIGNOR:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary
     ASSIGNEE:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Its:

Name:

By:

Its:

Name:

Exhibit J Page 4 of 6

EXHIBIT A
to Assignment of Contracts
Legal Description of Property

Exhibit J Page 5 of 6

SCHEDULE 1
to Assignment of Contracts
List of Contracts

Exhibit J Page 6 of 6

Exhibit K
Form of Assignment of Intangible Property
ASSIGNMENT OF INTANGIBLE PROPERTY
     THIS ASSIGNMENT OF INTANGIBLE PROPERTY (this “Assignment”) is entered into as of the ___day of May, 2008 by and between MFP/HUNTER@FIRST OFFICE PARTNERS, LLC, a Delaware limited liability company (“Assignor”), and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (“Assignee”).
R E C I T A L S:
     The parties enter into this Assignment on the basis of the following facts, understandings and intentions:
     A. Assignor owns certain real property located in the City of San Jose, County of Santa Clara, California, as more particularly described in Exhibit A attached hereto (the “Property”).
     B. Assignor is the owner and/or beneficiary of certain intangible property consisting of (a) all assignable development rights, permits and approvals relating to the Property, and (b) all assignable environmental, soil, geotechnical and other reports and studies, surveys, maps, plans and specifications, and construction documents relating to the Property, if any; (collectively, the “Intangible Property”).
     C. Assignor and Assignee have entered into a Purchase and Sale Agreement and Escrow Instructions dated as of April ___, 2008 (the “Agreement”) pursuant to which Assignee agreed to purchase the Property from Assignor and Assignor agreed to sell the Property to Assignee on the terms and conditions contained in the Agreement.
     D. Assignor desires to assign its interest in all of the Intangible Property to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties hereby agree as follows:
     1. Assignment. As of the date on which the Property is conveyed to Assignee pursuant to the Agreement (the “Closing Date”), Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest, in and to the Intangible Property.
     2. Assumption. As of the Closing Date, Assignee hereby assumes all of Assignor’s right title and interest, in and to the Intangible Property.
     3. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.

Exhibit K Page 1 of 4

     4. Survival; No Merger. The covenants and warranties contained herein will survive the closing of the purchase and sale of the Property to which this Assignment relates, and such covenants and warranties will not be deemed merged in the deed delivered by Assignor to Assignee.
     5. Severability. If any term of this Assignment or the application thereof to a person or circumstance shall to any extent be declared invalid or unenforceable, the remainder of this Assignment or the application of such term to persons or circumstances other than those to which it is invalid unenforceable shall not be affected thereby, and each term of this Assignment shall remain valid and enforceable to the fullest extent permitted by law.
     6. Partnership. None of the terms and conditions of this Assignment shall be deemed to create a partnership between the parties hereto and their respective businesses or otherwise, nor shall it cause them to be considered joint venturers or members of any joint enterprise. This Assignment is not intended, nor shall it be construed, to create any third party beneficiary rights in any person who is not a party hereto.
     7. Attorneys’ Fees. In the event a dispute arises concerning the performance of obligations hereunder or the meaning or interpretation of any provision of this Assignment, the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party in establishing its rights hereunder, including without limitation court costs and reasonable attorneys’ and expert witnesses’ fees.
     8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.
     9. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The signature page of this Assignment may be detached from and added to any counterpart of this Assignment identical in form hereto.
Signatures Appear on Following Page

Exhibit K Page 2 of 4

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of the day and year first above written.
ASSIGNOR:

MFP/HUNTER@FIRST OFFICE PARTNERS, LLC
a Delaware limited liability company

By:	USO AT FIRST, LLC,
a California limited liability company
Its: Administrative Member

By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

By:	Hunter/Storm Univ. Station, LLC
a California limited liability company
Its: Managing Member

By:	Hunter/Storm, Inc.
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr.
Its: President and Secretary
ASSIGNEE:

BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:

Its:

Name:

By:

Its:

Name:

Exhibit K Page 3 of 4

EXHIBIT A
to Assignment of Intangible Property
Legal Description

Exhibit K Page 4 of 4

Exhibit L
Current Development Budget
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit L Page 1 of 2

Exhibit M
Estimate of Accrued Expenses
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit M Page 1 of 1